UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED ANNUAL SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
 INVESTMENT COMPANIES
Investment Company Act file number 811-21410
The Weitz Funds
  (Exact name of registrant as specified in charter)
Suite 200
1125 South 103 Street
Omaha, NE 68124-1071
 (Address of principal executive offices) (Zip code)
Weitz Investment Management, Inc.
The Weitz Funds
Suite 200
1125 South 103 Street
Omaha, NE 68124-1071
 (Name and address of agent for service)
Registrant’s telephone number, including area code: 402-391-1980
Date of fiscal year end: March 31
Date of reporting period: March 31, 2018
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

Weitz | FUNDS

SPRING 2018

Annual Report

March 31, 2018

THE WEITZ PHILOSOPHY
Value investing the Weitz Way.
There are no shortcuts in value investing. At Weitz, we dig. And dig some more. We look at hundreds of investment ideas. Our goal: find strong, well-managed but undervalued companies and bonds that offer reasonable risk-adjusted returns. It’s no easy task. We do the due diligence. Analyze. Ask tough questions and get the answers. We wait for the right opportunity. Then and only then do we invest your money. Welcome to the Weitz Way.
We’re in it with you:
Our employees have the majority of their investable assets in our mutual funds. This alignment of goals allows us to guarantee that we’re treating clients’ money as if it were our own.
We focus on what we know:
Each of our analysts is a generalist with ever-growing, defined circles of competence. They can spot opportunities anywhere and bring them to the team for consideration.

We think for ourselves:

Our philosophy of independent thinking and high-conviction portfolios enables us to take advantage of value-priced equities and bonds that offer reasonable risk-adjusted returns.

Today we are responsible for over $4 billion in investments for our shareholders – individuals, corporations, pension plans, foundations and endowments. And our commitment remains the same: to put our clients first. Always. We do so through our expertise, our flexibility, and our drive to uncover investments that can help them preserve and grow wealth.

Wally Weitz, CFA
President, Portfolio Manager
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TABLE OF CONTENTS

Value Matters	4

Performance Summary	7

Analyst Corner	8

Value Fund	10

Partners Value Fund	12

Partners III Opportunity Fund	14

Hickory Fund	16

Balanced Fund	18

Core Plus Income Fund	20

Short Duration Income Fund	23

Ultra Short Government Fund	26

Nebraska Tax-Free Income Fund	27

Schedule of Investments	29

Financial Statements	44

Notes to Financial Statements	54

Report of Independent Registered
Public Accounting Firm	64

Actual and Hypothetical Expenses for
Comparison Purposes	65

Other Information	66

Information About the Trustees and Officers	68

Index Descriptions	70

The management of Weitz Funds has chosen paper for the 72 page report from a paper manufacturer certified under the Sustainable Forestry Initiative ® standard.

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk. See the Schedules of Investments included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.
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VALUE MATTERS
April 9, 2018
Dear Fellow Investor,
In the first quarter of 2018, we saw the first serious market volatility in two years. There were days on which the Dow dropped over 1,000 points, and there were more triple-digit moves (in both directions) than in any other quarter since the depths of the financial crisis in 2008. One day in early February, an ETN (exchange traded note) built specifically to profit from an absence of volatility, imploded. It fell over 80% and was liquidated by its sponsor.
The stock market, as measured by the Dow, S&P 500 and Russell indices, suffered its first quarterly loss in about three years. The conservative positioning of our portfolios served us well. The performance table following this letter shows returns over various periods during our 35-year history. As usual, we suggest investors focus on the longer-term results, as they are better reflections of our clients’ long-term returns.
Our investment approach is built on taking advantage of mispriced stocks and bonds. We buy the cheap and sell the expensive, so we are happy to see a rise in volatility and some divergence of performance among market sectors and individual stocks.
The long, steady rise in stock prices from “expensive” to “more expensive” has made it difficult for us to ply our trade.
We think something is changing. Various threats to the bull market (none of which are brand new) are attracting investor attention.
We think something is changing. Investors had been lulled into a bullish complacency by the Fed’s apparent determination to pump up stock and bond prices and to do whatever necessary to avoid investment “unpleasantness.” Now, various threats to the bull market (none of which are brand new) are attracting investor attention. We believe that in the long run, the most important determinant of stock price is the value of the underlying business, but some other factors deserve a mention.
What’s Causing the Volatility?
Tech Stocks. Some of the largest tech companies (members of the FAANG fraternity—Facebook, Amazon, Apple, Netflix and Google) have come under particularly strong pressure. The Cambridge Analytics misuse of Facebook data brought Facebook’s basic business model under scrutiny. Presidential tweets accusing Amazon of hurting small retailers, not paying enough taxes and taking advantage of the U.S. Postal Service caused some wild fluctuations in its stock. Google also dropped almost 15% in the first week in February as questions arose about threats to its advertising business. Facebook, Amazon and Google are great businesses. We own, or have owned, all three in some of our portfolios, but they are not automatic winners regardless of price level—valuation matters, even with FAANGs.
Index Funds and ETFs. Most important index funds and ETFs are capitalization weighted. That is, the assets within the fund are allocated among the component stocks in proportion to the companies’ overall stock market values. Subsequent flows of capital into and out of the fund maintain these proportions. Thus, the stock price movements of the very largest companies (which includes four of the FAANGs) have a disproportionate impact on the volatility of the fund or ETF. And, as money flows into these passive instruments, new units are created by buying each of the component stocks. Large inflows mean large, non-price-sensitive buy orders which can exacerbate volatility of the underlying stocks. The reverse is true when investors sell the funds and the component stocks must be sold on short notice. The short-term fluctuations caused by these trades do not affect the underlying business value of the component companies. This is merely noise in the markets, but the noise can get loud at times and investors can find it unsettling.
Interest Rates and Inflation. Interest rates have been unusually low both because of Fed policy and because inflation has been low by historical standards for several years. Now the Fed is raising short-term rates and letting its bond portfolio self-liquidate as bonds mature. The withdrawal of the Fed’s capital from the bond market puts upward pressure on interest rates. Inflation is beginning to tick up because of economic growth and very low unemployment, and this also pushes interest rates higher.
Rising interest rates act as a headwind for stock and bond prices. The impact is direct for bonds. A 10-year, 2% bond issued at a price of $100.00 falls to $83.65 if comparable bonds soon become available with 4% coupons. With stocks, aside from higher borrowing costs, the impact is less direct. Higher bond yields present stiffer competition for investors’ capital. In a higher-yield environment, stock investors require a higher prospective return from future cash flows, thus a lower starting stock price. As a result, higher interest rates generally lead to lower P/E ratios.
Political climate. The polarization of Congress and the determination of the president to bring change to Washington have injected a large dose of uncertainty into the stock and bond markets. Concerns around the current political climate and ‘what
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might be’ is not helpful for business planning. However, America has withstood an amazing variety of leadership, and we are confident this trend will continue.
War with North Korea and other apocalyptic events are not impossible, but they seem so unlikely that we do not dwell on them in picking stocks and planning investment strategy. Plausible threats and scary headlines will probably move markets from time to time, but we need to emotionally pace ourselves.
Promised regulatory relief has been welcomed by the business community. Budget hawks have also cheered the “streamlining” of various government departments and agencies. We suspect that the actual rule changes and compliance cost savings will be less than anticipated, but from many individual companies’ points of view, there are positives. The potential collateral damage from these changes to citizens, the environment and our image in the world are a different matter, and something we will need to watch closely as investors.
Trade issues are potentially very troublesome. We believe free trade is generally good for business. Tariffs and other impediments to free trade have not worked well in the past and seem particularly unwise given today’s complex global supply chains. The outcomes of “Art of the Deal”-style bluster and backtrack negotiating tactics are hard to predict but seem certain to complicate life for many businesses, farmers, workers, consumers and investors.
The changes to the tax code are significant. While it arguably benefited a different segment of the tax paying population than advertised, it has had a major positive impact on much of corporate America. Ironically, Berkshire Hathaway, whose chairman disagreed with the structure of the cut, was probably the biggest single beneficiary, with roughly $29 billion in one-time tax savings in 2017 plus ongoing savings due to the lowered corporate tax rate. Berkshire is the largest single investment holding among our portfolios, and an increase in book value of about $18,000 per A share is appreciated.
The potential downside of the tax cut is that, in combination with a less-than-conservative spending bill, the impact on the growing budget deficit may well turn out to be inflationary. The president and Congress are apparently already discussing adjustments to both the tax and spending bills, so we must be alert to potential changes.
Finally, fears of impending recession arise from time to time. The recovery from the Great Recession of 2007-09 is in its ninth year. This is one of the longest periods that the U.S. economy has gone without a recession, and its longevity worries some. Most economists seem to agree that both the U.S. and global economies are growing nicely, and we have no argument with that point of view. Our companies are generally growing their earnings and business values, but we always watch carefully for signs of deterioration in industry and company results. We believe that our companies have strong enough balance sheets and competitive positions to withstand a recession (and possibly take advantage of it). Nevertheless, when a recession eventually arrives, investors tend to overreact, and we do not want to be caught unaware.
Our Game Plan
The near-term outlook for the “market” is not the same as the outlook for our next 3-5 years of returns. Historically, after a long bull market, we generally see a period of sideways market “consolidation.” Over the past nine years, company earnings (E) have grown, and the valuation placed on those earnings (P/E) has also grown. It would be perfectly normal to see a period of years in which earnings continued to grow but P/E ratios shrink. The result would be a market that generally moves sideways but with plenty of short-term volatility.
Our investment approach is to take aggressive positions when investors are fearful, and stocks are very cheap; to hold them as markets recover; and to harvest the gains when an overvalued market makes stocks relatively unattractive. We have not enjoyed the protracted period of over-valuation of recent years, but we believe we are entering a period when investors face enough uncertainty that they will present us with lots of opportunities. This is not an environment in which we expect oversized absolute gains, but we are hopeful that it is one in which we can protect capital in the near term and set up the portfolios for very good returns over the next 3-5 years.
Thanks for your patience while we have “waited for our pitch.”
Sincerely,

Wally Weitz	Brad Hinton
wally@weitzinvestments.com	brad@weitzinvestments.com

As of March 31, 2018, each of the following portfolio companies constituted a portion of the net assets of Value Fund, Partners Value Fund, Partners III Opportunity Fund, Hickory Fund, and Balanced Fund as follows: Alphabet, Inc. (Parent of Google)-Class C: 5.0%, 4.1%, 4.3%, 0%, and 1.4%. Amazon.com, Inc.: 2.1%, 0%, 0%, 0%, and 0%. Berkshire Hathaway Inc.-Class B: 9.1%, 9.5%, 12.2%, 0%, and 3.0%. Facebook, Inc.-Class A: 2.0%, 0%, 0%, 0%, and 0%. Portfolio composition is subject to change at any time. Current and future portfolio holdings are subject to risk.
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DISCLOSURES
These performance numbers reflect the deduction of annual operating expenses which as stated in the most recent prospectus, and expressed as a percentage of each Fund’s or Class’s net assets, are: Value – Investor Class, 1.24%; Value – Institutional Class, 1.10% (gross); Partners Value – Investor Class, 1.27%; Partners Value –Institutional Class, 1.07% (gross); Partners III Opportunity – Investor Class, 2.29%; Partners III Opportunity – Institutional Class – 1.80%; Hickory, 1.25%; Balanced, 1.01% (gross); Core Plus Income – Investor Class, 1.91% (gross); Core Plus Income – Institutional Class, 1.23% (gross); Short Duration Income – Investor Class, 0.93% (gross); Short Duration Income – Institutional Class, 0.62% (gross); Ultra Short Government, 0.60% (gross); and Nebraska Tax-Free Income, 0.80%. See the Financial Highlights on pages 49 and 51 for more current expense ratios. The returns assume reinvestment of dividends and redemption at the end of each period. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. Performance data represents past performance, which does not guarantee future results. The investment return and the principal value of an investment in any of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_performance.fs. Index performance is hypothetical and is shown for illustrative purposes only. See page 70 for a description of all indices.
(a) On the last business day of 1993, 2005 and 2006, the Partners Value, Partners III Opportunity and Nebraska Tax-Free Income Funds (the “Funds”) succeeded to substantially all of the assets of Weitz Partners II Limited Partnership, Weitz Partners III Limited Partnership and Weitz Income Partners Limited Partnership (the“Partnerships”), respectively. The investment objectives, policies and restrictions of the Funds are materially equivalent to those of their respective Partnership and the Partnerships were managed at all times with full investment authority by the investment adviser. The performance information includes performance for the Partnerships. The Partnerships were not registered under the Investment Company Act of 1940 and, therefore, were not subject to certain investment or other restrictions or requirements imposed by the 1940 Act or the Internal Revenue Code. If the Partnerships had been registered under the 1940 Act, the Partnerships’ performance might have been adversely affected.
(b) Institutional Class shares of the Value and Partners Value Funds became available for sale on July 31, 2014. For performance prior to that date, these tables include the actual performance of each Fund’s Investor Class (and use the actual expenses of each Fund’s Investor Class) without adjustment. For any such period of time, the performance of each Fund’s Institutional Class would have been similar to the performance of each Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses. The investment adviser has agreed in writing to limit the total annual fund operating expenses of the Investor and Institutional Class shares (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to 1.30% and 0.99%, respectively, of each Class’s average daily net assets through July 31, 2018.
(c) Investor Class shares of the Partners III Opportunity and Short Duration Income Funds became available for sale on August 1, 2011. For performance prior to that date, these tables include the actual performance of each Fund’s Institutional Class (and use the actual expenses of each Fund’s Institutional Class) without adjustment. For any such period of time, the performance of each Fund’s Investor Class would have been similar to the performance of each Fund’s Institutional Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses. The investment adviser has agreed in writing to limit the total annual fund operating expenses of the Short Duration Income Fund’s – Investor and Institutional Class shares (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to 0.68% and 0.48%, respectively, of each Class’s average daily net assets through July 31, 2018.
(d) The investment adviser has agreed, in writing, to limit the total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to 0.95% of the Fund’s average daily net assets through July 31, 2018.
(e) The investment adviser has agreed in writing to limit the total annual fund operating expenses of the Core Plus Income Fund’s Investor and Institutional Class shares (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to 0.60% and 0.40%, respectively, of each Class’s average daily net assets through July 31, 2018.
(f) The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Effective December 16, 2016, the Fund revised its principal investment strategies and policies to permit the Fund to invest in a diversified portfolio of short-term debt securities and to have a fluctuating net asset value. Prior to December 16, 2016, the Fund operated as a “government money market fund” as defined under Rule 2a-7 of the Investment Company Act of 1940 and maintained a stable net asset value of $1.00 per share. The Fund’s past performance reflects the Fund’s prior principal investment strategies and policies. The investment adviser has agreed in writing to limit the total annual fund operating expenses of the Ultra Short Government Fund (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to 0.20% of the Fund’s average daily net assets through July 31, 2018.
(g) Since inception performance for the Russell 1000 Value and CPI +1% is from May 31, 1986 and December 31, 1988, respectively. The inception date of the Bloomberg Barclays 1-3 Year U.S. Aggregate and 5-Year Municipal Bond was December 31, 1992 and January 29, 1988, respectively.
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PERFORMANCE SUMMARY

		Annualized
						Since Investment
	Inception	Since				Style Inception
Fund Name	Date	Inception	30-year	20-year	10-year	(6/30/08)	5-year	1-year	Quarter
Value(b)	5/09/86
Investor		10.15%	10.43%	6.88%	7.45%	8.50%	7.78%	9.23%	0.61%
Institutional		10.18	10.46	6.92	7.53	8.58	7.94	9.46	0.65
Russell 1000		10.31	10.57	6.68	9.61	10.07	13.17	13.98	(0.69)
Russell 1000 Value(g)		10.19	10.38	6.65	7.78	8.58	10.78	6.95	(2.83)
Partners Value(a)(b)	6/01/83
Investor		11.72	10.83	7.18	8.04	—	6.19	4.28	(0.48)
Institutional		11.74	10.87	7.23	8.13	—	6.36	4.55	(0.38)
Partners III
Opportunity(a)(c)	6/01/83
Investor		12.14	11.70	8.14	8.83	—	4.84	1.49	1.64
Institutional		12.22	11.79	8.27	9.09	—	5.24	2.01	1.80
Russell 3000		10.79	10.48	6.71	9.62	—	13.03	13.81	(0.64)
Russell 3000 Value		11.09	10.40	6.73	7.84	—	10.71	6.81	(2.82)
Hickory	4/01/93	9.53	—	5.62	7.86	8.93	5.29	2.15	(1.41)
Russell 2500		10.54	—	8.57	10.28	10.39	11.55	12.31	(0.24)
Russell 2500 Value		10.80	—	8.60	9.34	9.73	9.88	5.72	(2.65)
S&P 500		—	10.45	6.46	9.49	10.05	13.31	13.99	(0.76)
Balanced(d)	10/01/03	5.48	—	—	6.21	—	5.17	7.06	0.07
Blended Index		7.04	—	—	7.12	—	8.46	8.44	(0.78)
Core Plus Income(e)	7/31/14
Investor		2.80	—	—	—	—	—	1.20	(0.61)
Institutional		3.01	—	—	—	—	—	1.40	(0.56)
U.S. Aggregate Bond		2.03	—	—	—	—	—	1.20	(1.46)
Short Duration
Income(c)	12/23/88
Investor		5.05	—	3.90	2.72	—	1.03	0.44	(0.33)
Institutional		5.10	—	3.97	2.87	—	1.25	0.63	(0.28)
1-3 Year U.S. Aggregate(g)		—	—	3.37	1.69	—	0.78	0.25	(0.20)
CPI + 1%(g)		3.54	—	3.20	2.59	—	2.42	3.39	1.48
Ultra Short
Government(f)	8/01/91	2.37	—	1.75	0.29	—	0.25	0.94	0.30
6 Month Treasury		2.96	—	2.29	0.60	—	0.48	1.15	0.32
Nebraska Tax-Free
Income(a)	10/01/85	4.54	—	3.16	2.16	—	0.61	(0.07)	(0.89)
5-Year Municipal Bond(g)		—	—	3.97	3.28	—	1.54	0.65	(0.57)

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ANALYST CORNER
Introduction to Axalta Coating Systems
By Nathan Ritz, CFA
Axalta is a global leader in coatings (paint) for automotive and industrial end markets. They serve light vehicle and commercial vehicle OEMs (original equipment manufacturers) and auto body shops through their automotive refinish segment. Over the past five years, management has pushed to expand their industrial coatings business both through internal investment and bolt-on mergers and acquisitions (M&A). Their industrial coatings segment consists of pipe coatings; powder and coil coatings for appliances, machinery, and architectural end markets; electrical insulation coatings; and most recently wood coatings via their acquisition of Valspar’s North American wood coatings business.
New Management Behind the Wheel
While a young public company (IPO in 2014), Axalta is over a century old, founded in 1866 as a division of DuPont. Under the DuPont umbrella, the automotive coatings business was deemed “non-core” and was harvested for the strong free cash flow the business threw off. This lead to underinvestment in the business and in geographies where there was a longer runway to realizing returns. Additionally, DuPont pushed pricing too hard at OEMs, which led to bad blood and lost contracts. Carlyle Group took the business private in 2013 and brought in new management. In all, 80 of the top 120 executives were replaced.
New CEO Charlie Shaver and his team have taken meaningful steps to improve the business. They have reduced waste and streamlined operations, taking $200 million of costs out since 2014. Management realigned their sales process around the end customer, rationalized their SKU count and focused their R&D on customer value gaps. Capital allocation has improved, as dollars have been directed to the highest impact, risk-adjusted ROI (return on investment) projects. They also took actions to repair customer relationships and invested in growth, including a new foray into Asia. Management identified roughly $2 billion of profit pools that were neglected under DuPont, and we have seen market share gains as their investments have begun to bear fruit. While management has made significant headway, we think there is additional runway ahead. At their investor day last month, management targeted $200 million of additional cost savings over the next four years and approximately $100 million of working capital improvements. This should help drive return on invested capital into the mid-teens over our investment horizon.
A Colorful Moat
Axalta is a critical link in their customers’ production process. They add value to their customers by offering superior coatings chemistry and the largest color library in the industry. Equally, if not more important, they improve their customers’ operations through the application process, where costs are 3-4x the cost of the coating itself. Their core automotive OEM and refinish customers care about quality and increasing the number of cars they can get through the paint booth, as defects/reworks are expensive. For OEMs, Axalta developed “harmonized coatings technologies,” which combines coatings stages (e.g., combined primer and basecoat, basecoat and clearcoat, or wet on wet applications, which removes a curing stage). These application processes increase throughput and take capital, energy and labor costs out of operations. In refinish, we have seen widespread adoption of waterborne coatings, which are more complex to apply but increase the throughput of the paint booth. It is common to see a body shop’s gross profit increase 20-30% once Axalta is brought in. Axalta has technicians in the body shops and on the OEM floor who analyze and improve customer productivity. This intimate partnership with the OEM plant or body shop creates a sticky relationship and gives Axalta pricing power, particularly with refinish customers.
There are several industry trends that have benefited global coatings leaders that we expect to continue going forward. Technology, both in coatings and in application, has become increasingly important, as complexity has increased, and the industry is shifting toward more environmentally friendly coatings. Axalta and PPG are global leaders in waterborne coatings (water replaces oil-derived solvents as the liquefying agent), which have been taking share in Europe, North America and Asia. Importantly, the shift is being driven not only by environmental regulations but also economics given the higher productivity of waterborne coatings. Additionally, we have seen application complexity increase at OEMs as they have grown customization and design complexity (two-tone paint) and have shifted toward mixed substances (aluminum, carbon fiber, plastics, metal alloys). This makes application efficiency and innovation increasingly important. Scale in R&D is important, as is service density. Waterborne has a more complex application process and more stringent climate control requirements in the paint booth. This makes Axalta’s dense network of training and service centers increasingly valuable.
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Finally, another positive secular trend is the growing sophistication among Axalta’s customer base. We have seen consolidation among body shops, driven by economics and indirectly by insurance carriers, which has resulted in outsized growth for multi-shop operators (MSOs). For MSOs, productivity becomes the primary decision driver, favoring Axalta and PPG, a duopoly in the U.S. with close to 85% market share. As these secular trends continue to play out on a global scale, we expect the large entrenched incumbents, Axalta and PPG, to continue to benefit disproportionately compared to smaller peers.
Temporary Roadblocks
We were able to build positions in Axalta beginning in fall of 2017 as the stock dipped on fears around raw material inflation hitting margins, weak OEM pricing and refinish volume concerns due to several of their largest customers de-stocking inventory after a round of acquisitions. We expected these were short-term issues that could be worked through over the next 3-4 quarters. In fact, the inventory adjustment appears to be over, as Axalta reported volume improvement in refinish in Q4 and strong guidance for 2018.
Periods of high raw material inflation lead to margin compression for coatings players. Axalta’s propylene-derived resins and solvents are seeing mid-single to high-single-digit inflation, and some pigments like TiO2 are seeing double-digit inflation. This has led to margin compression that is likely to continue in Q1 and Q2. However, the coatings group has historically exhibited strong pricing power, especially compared to chemical peers, and has been able to pass through raw material inflation. Axalta has price escalators baked into contracts, and certain categories like automotive refinish have been able to pass through pricing with little lag. It takes longer to pass through pricing at auto OEMs given contract renegotiation periods; however, price increases were announced in March (some have taken effect already), and we expect others will flow through as the year progresses. We project margins will inflect for Axalta in the second half of the year as price increases and cost savings take hold.
Multiple Roads
We believe there are multiple avenues Axalta’s management can take to create shareholder value. The first is through continued organic investment and M&A. We think there is a large opportunity set for potential acquisitions where Axalta can leverage their technology, distribution network, procurement scale and operating system to create value and drive strong returns on invested capital. There are 25 coatings companies with revenue over $400 million and over 90 with revenue greater than $100 million. We expect industry consolidation to continue and for Axalta to be a key beneficiary.
The second lever would be an outright sale of the company. In October of last year, Akzo Nobel, the third-largest global coatings company, made an offer for Axalta. Management rejected the offer in November and announced that they were in talks with Asian coatings leader Nippon Paint. Later that month, management announced they ended talks, deeming Nippon’s $37 per share offer as inadequate. There are likely additional industry players interested in Axalta’s assets, and we expect there is a fair probability that Akzo Nobel returns to the table. While a takeout is not our core thesis, we think there is upside from a possible deal in the low $40s per share. Regardless, we expect to earn a low-teens return on our investment on a stand-alone basis.
As of March 31, 2018, Axalta Coating Systems Ltd. constituted a portion of the net assets of Partners Value Fund, Hickory Fund, and Balanced Fund as follows: 2.1%, 2.7%, and 1.4%. Current and future portfolio holdings are subject to risk.
Nathan Ritz, CFA®, Research Analyst, joined Weitz in 2011. He graduated from the University of Nebraska-Lincoln and became a CFA® charterholder in 2015. He previously completed an internship with Moody Aldrich Partners in Boston and worked as an analyst for West Gate Bank.
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VALUE FUND
Investment Style: Large-Cap Value
Co-Portfolio Managers: Brad Hinton, CFA and Dave Perkins, CFA
The Value Fund’s Institutional Class returned +0.65% during the first quarter compared to -0.76% for the S&P 500 and -0.69% for the Russell 1000. For the fiscal year, the Fund’s Institutional Class returned +9.46% compared to +13.99% for the S&P 500 and +13.98% for the Russell 1000. Since adopting its large-cap company mandate in June 2008, the Fund has generated annual returns of +8.58% compared to +10.05% for the S&P 500 and +10.07% for the Russell 1000.
The first quarter featured a little of everything for the equity investor. A fast start in January, starring last year’s winners and a boost from newly minted corporate tax legislation, followed by an acceleration in inflation in February that raised concerns about the appropriate Fed response. Lingering trade tensions between the world’s two largest economies began boiling over in March in the form of protectionist trade measures by the U.S. and China. Meanwhile, calls for increased regulation of the global tech titans grew louder following news that Facebook failed to protect user data. This combination of events resulted in an increase of volatility, with the VIX (an index measuring expected future volatility) rising roughly 80% during the quarter after a multi-year period of Fed-induced calm.
Some nine years and the S&P 500 gaining +325% from the end of the financial crisis, investor and media radars are (at least momentarily) registering a more balanced set of opportunities and threats. With this apparent downshift in bullish sentiment, let’s briefly discuss how the Fund is positioned relative to the opportunity set as we see it today. First, we aim to protect, then grow, wealth. Our emphasis on the former has resulted in the Fund underperforming the broader indices the past several years, but our efforts remain squarely focused on generating attractive full-cycle investment returns. Stock prices look more interesting today than they did three months ago, and volatile trading presented attractive buying and selling opportunities during the quarter. As active investors with a long-term investment horizon, we relish periodically choppy markets.
We wrote last quarter about the Fund’s increased exposure to more durable and less cyclical cash flow streams at fair to attractive prices. Just shy of 60% of the Fund’s invested assets fall into this category. Specific examples include Liberty Broadband, LabCorp and Mastercard. Another 12% of the Fund has what we believe to be attractive multi-year tailwinds, albeit with a potentially greater degree of cyclicality. We group Google parent Alphabet, Amazon and Accenture into this category. The remainder of the portfolio consists of more idiosyncratic opportunities like Allergan, Twenty-First Century Fox and Pioneer Natural Resources as well as residual cash, which stood at 12.7% of net assets as of March 31 (vs. 17.7% a year ago). Our appetite for operational turnarounds and significant balance sheet risk is generally low, but especially so today given the sour fruit typically borne of extended periods of abundant low-cost financing.
There was a fair degree of overlap among the Fund’s top contributors for the quarter and fiscal year. Mastercard was the standout performer during both periods, contributing roughly 20% of the Fund’s gains over the last 12 months. We again trimmed our stake early in the quarter but continue to hold a core position believing both Visa and Mastercard are classic examples of wonderful businesses trading at fair prices. Liberty Interactive QVC Group rebounded nicely from overly discounted levels last spring. Following its combination with HSN, we closed the Fund’s position at $28 during the quarter, with shares largely reflecting our view of intrinsic value. Amazon, which joined the Fund following the 2016 presidential election, enjoyed an unusually strong first quarter. We harbor no illusions that everything the company pursues will succeed or that the road ahead is immune from the challenges that inevitably accompany success. In fact, the stock may go down more than we expect in the quarters (even years) ahead, but we agree with Buffett’s admonition “…that it is usually foolish to part with an interest in a business that is both understandable and durably wonderful.” Media distributors Liberty Global and Comcast, and new addition Facebook led the list of quarterly detractors. We lightened our Liberty Global position by approximately 25% early in the first quarter, north of $35, in part to make room for the re-addition of TransDigm to the portfolio. Liberty Global owns valuable fiber assets, but the operating environment in Western Europe has proved trickier than the United States. Comcast’s potential engagement in the bidding process for Sky (and perhaps portions of Twenty-First Century Fox) frustrated those desiring a less adventurous cash-return story. Allergan shares stabilized during the first quarter but remained the largest detractors for the fiscal year. We continue to see significant value in the stock and believe management and the board will work diligently and thoughtfully to unlock it. Rounding out the list of detractors for the fiscal year is Range Resources, which simply put, was an investment we let ride for too long. We acknowledged the company’s acquisition of Memorial Resource Development 18 months ago as a thoughtfully considered strategic risk. It has not proved to be the cash flow generator management envisioned, leaving Range’s balance sheet significantly indebted against a backdrop of unrelenting growth in domestic natural gas supply. We closed the Fund’s position at a loss in March.
As mentioned above, the Fund established a new position in social media platform Facebook during the quarter. As of the time of this writing, the stock is trading roughly 10% below our average purchase price. We believe the fourteen-year-old company has created a uniquely valuable franchise with its flagship Facebook property and complemented it with three nicely growing platforms-Instagram, WhatsApp and Messenger. Facebook reaches over two billion people globally each month, with two-thirds of these users logging in daily. Some 70 million small and mid-sized businesses and 6 million advertisers use Facebook as a means of communicating with current and potential customers. We won’t rehash the data privacy and election controversies presently dominating headlines but acknowledge both as risks to the social network’s two key pillars: 1) user engagement and 2) advertiser return on investment. We (and others) will be closely monitoring management’s efforts to shore up privacy and regain user trust. While we anticipate the stream of ominous-sounding headlines to continue for the foreseeable future, our current view is that users are unlikely to stop engaging with their respective Facebook communities and that advertisers will continue to find Facebook’s platform(s) an efficient means of finding and winning new customers.
CarMax completes the list of new additions to the Fund during the first quarter. CarMax owns and operates used car dealerships across much of the U.S. If you’ve never shopped one of their stores, we’d encourage you to give them a try when it’s time for your next vehicle. Over the past 25 years, CarMax has methodically developed what we believe to be a superior means of purchasing a used car. The concept of marrying no-haggle pricing, deep national inventory and outstanding service isn’t a secret, but it’s proven difficult for competitors of all stripes to replicate. The volume of used cars sold will be volatile over time, but we expect CarMax to continue to earn more business in new and existing markets the old-fashioned way. As the stock fell from the upper $70s last fall to below $60, we established a starter position late in the quarter. We hope to add additional shares at similar or lower prices in the days ahead.
10	Q1 2018 ANNUAL REPORT

WEITZINVESTMENTS.COM

Returns	Annualized
	Since Inception (5/9/1986)		20-year	10-year	Since Investment Style Inception (6/30/08)	5-year	3-year	1-year	Quarter
WVALX - Investor Class	10.15%		6.88%	7.45%	8.50%	7.78%	3.32%	9.23%	0.61%
WVAIX - Institutional Class	10.18		6.92	7.53	8.58	7.94	3.54	9.46	0.65
S&P 500	10.30		6.46	9.49	10.05	13.31	10.78	13.99	(0.76)
Russell 1000	10.31		6.68	9.61	10.07	13.17	10.39	13.98	(0.69)
Russell 1000 Value	10.19	*	6.65	7.78	8.58	10.78	7.88	6.95	(2.83)

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Value Fund – Investor Class for the period since inception (5/9/86) through March 31, 2018, as compared with the growth of the Standard & Poor’s 500, Russell 1000 and Russell 1000 Value Indices during the same period. Index performance is hypothetical and is shown for illustrative purposes only.
* Since 5/31/1986

Top 10 Stock Holdings
% of Net Assets
Berkshire Hathaway Inc. - Class B	9.1
Liberty Broadband Corp. - Series C	7.1
Allergan plc	6.0
Alphabet, Inc. - Class C	5.0
Laboratory Corp. of America Holdings	4.8
Mastercard Inc. - Class A	4.5
Oracle Corp.	4.0
Liberty Global plc - Class C	3.7
Dollar Tree, Inc.	3.3
Visa Inc. - Class A	3.2
50.7

Industry Breakdown
% of Net Assets
Consumer Discretionary	25.4
Information Technology	22.4
Health Care	15.1
Financials	14.1
Materials	5.4
Consumer Staples	2.0
Energy	1.7
Industrials	1.2
Cash Equivalents/Other	12.7
100.0

Top Performers		Average
	Return	Weight	Contribution
Mastercard Inc. - Class A	15.9%	4.3%	0.59%
Amazon.com, Inc.	23.8	2.0	0.35
Twenty-First Century Fox, Inc. - Class A	6.8	2.3	0.27
QVC Group - Series A	3.1	1.0	0.27
Thermo Fisher Scientific Inc.	8.8	3.0	0.23

Bottom Performers		Average
	Return	Weight	Contribution
Comcast Corp. - Class A	(14.4)%	2.6%	(0.36)%
Liberty Global plc - Class C	(10.1)	4.1	(0.35)
Facebook, Inc. - Class A	(9.4)	1.8	(0.33)
Dollar Tree, Inc.	(11.6)	3.0	(0.29)
Wells Fargo & Co.	(13.1)	2.1	(0.28)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Source: FactSet Portfolio Analytics Return shown is the actual quarterly return of the security or combination of share classes.

Returns assume reinvestment of dividends and redemption at the end of each period, and reflect the deduction of annual operating expenses which as stated in its most recent prospectus are 1.24% and 1.10% (gross) of the Fund’s Investor and Institutional Class net assets, respectively. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. Performance data represents past performance, which does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_ performance/fund_ performance.fs.
See page 6 for additional performance disclosures. See page 70 for a description of all indices.
Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
11  | Q1 2018 ANNUAL REPORT

PARTNERS VALUE FUND
Investment Style: Multi-Cap Value
Co-Portfolio Managers: Wally Weitz, CFA and Brad Hinton, CFA
The Partners Value Fund’s Institutional Class returned -0.38% during the first quarter compared to -0.76% for the S&P 500 and -0.64% for the Russell 3000. For the fiscal year, the Fund’s Institutional Class returned +4.55% compared to +13.99% for the S&P 500 and +13.81% for the Russell 3000. While we held our own during the most recent quarter, the fiscal year was tougher for us and many other value investors.
The Fund’s top contributors for the fiscal year were Berkshire Hathaway, payment networks Visa and Mastercard, and thermal imaging pioneer FLIR Systems. The largest detractors were Allergan, Discovery Communications, Liberty Global and recently sold Range Resources. From an attribution standpoint, our consumer discretionary (e.g., cable and content) stocks primarily drove the performance shortfall. While we are disappointed with the performance of these stocks, we still view them as forward-looking opportunities. In fact, Liberty Broadband and Liberty Global remain among our highest-conviction holdings at today’s prices. We think the odds are high that last year’s losers may well become this year’s winners. Interestingly, technology stocks were not the relative story for us this fiscal year. We owned a lot of them, and our tech holdings performed very well and were in line with the sector.
In the first quarter, during the latest bout of market turbulence, we bought several new positions. Axalta Coating Systems is a leading manufacturer of paint and other coatings for automotive and industrial end markets; Tupperware Brands is a global direct seller of kitchen and home products trading at a very low multiple of free cash flow; CarMax is a retailer of used cars and light trucks and has a unique, time-tested business model; and GCI Liberty is yet another way to invest in Charter Communications at a “double-discount” because of the complex corporate wrapper. Axalta is the largest position of the four. Nathan Ritz describes our in-depth thesis in this quarter’s Analyst Corner, which is included at the beginning of this report.
We eliminated our remaining small energy holdings during the quarter. We sold Pioneer Natural Resources at a healthy gain as crude oil prices rebounded into the $60s per barrel. We also liquidated Range Resources at a loss. While natural gas investments generally have been challenging, our sell decision was sealed by poor drilling developments at the recently acquired Memorial Resource properties. In retrospect, the large acquisition was an ill-advised use of capital for a company with a less-than-pristine balance sheet. On a brighter front, we sold our Twenty-First Century Fox holdings at significant gains after Disney agreed to acquire the company at a price that validated our team’s valuation work.
As we described last quarter, we like the makeup of this portfolio. First and foremost, our collection of businesses is priced more reasonably than it has been in several years. Here are a few more specific reasons for optimism:
•
Nearly thirty percent of the Fund is invested in solid businesses that our team thinks are simply mispriced. We have well-researched variant views, and we are aligned with managements that we expect to create and capture value. We believe these stocks have 50% upside potential over the next few years, regardless of how the broader market behaves. Examples include Liberty Broadband, Allergan and Liberty Global.

•
Thirty-five percent of the Fund is invested in high-quality, durable companies with an excellent chance of being worth significantly more in five years. These stocks provide ballast and peace of mind in an uncertain investing world. We expect to win largely by not losing, with most of the return potential coming from compounding value per share. Examples include Berkshire Hathaway, Visa and Texas Instruments.

•
Over fifteen percent of the Fund is invested in moderately cheap, bread-and-butter-type companies. The return potential from this bucket is above average, especially on a relative basis if the market takes a breather. Examples include Oracle, Axalta Coating Systems and Redwood Trust.

•
Five percent of the Fund is invested in opportunistic stocks as we do not think now is the time to be taking significant operating or financial risks. These companies represent mostly “return-to-par” stories, as opposed to deeper turnarounds. DXC Technology is an example in this category, and Tupperware Brands is a more recent addition.

•
Finally, just shy of fifteen percent of the Fund is comprised of residual cash. As serious volatility surfaces, we have the resources to quickly buy 3-5 new positions from the on-deck list. While we have been conservative for the past several years, this option is worth a lot when dislocations occur.

We think the Fund has an all-weather blend of return drivers and risk cushions, wrapped in a concentrated package of 26 stocks. Over the right time horizon, we believe that strong stock picking should fare well in an increasingly thematic, ETF-driven world. In the short term, Ben Graham’s concept of the “voting machine” will continue to oscillate wildly. In the long run, though, his “weighing machine” will always carry the day. While no amount of analytics can prove it or convince skeptics, we like our chances against this latter standard, as we have for nearly 35 years.
12	Q1 2018 ANNUAL REPORT

WEITZINVESTMENTS.COM

Returns	Annualized
	Since
	Inception
	(6/1/1983)	20-year	10-year	5-year	3-year	1-year	Quarter
WPVLX - Investor Class	11.72%	7.18%	8.04%	6.19%	1.16%	4.28%	(0.48)%
WPVIX - Institutional Class	11.74	7.23	8.13	6.36	1.41	4.55	(0.38)
S&P 500	10.99	6.46	9.49	13.31	10.78	13.99	(0.76)
Russell 3000	10.79	6.71	9.62	13.03	10.22	13.81	(0.64)
Russell 3000 Value	11.09	6.73	7.84	10.71	7.87	6.81	(2.82)

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Partners Value Fund - Investor Class for the period since inception (6/1/83) through March 31, 2018, as compared with the growth of the Standard & Poor’s 500, Russell 3000 and Russell 3000 Value Indices during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

Top 10 Stock Holdings
% of Net Assets
Berkshire Hathaway Inc. - Class B	9.5
Liberty Broadband Corp. - Series A & C	9.3
Liberty Global plc - Class C	5.5
Visa Inc. - Class A	5.3
Laboratory Corp. of America Holdings	4.9
Allergan plc	4.1
Alphabet, Inc. - Class C	4.1
Liberty SiriusXM Group - Series A & C	3.5
Mastercard Inc. - Class A	3.4
Redwood Trust, Inc.	3.3
52.9

Industry Breakdown
% of Net Assets
Consumer Discretionary	28.8
Information Technology	21.7
Financials	17.4
Health Care	9.7
Industrials	5.7
Materials	2.1
Cash Equivalents/Other	14.6
100.0

Top Performers		Average
	Return	Weight	Contribution
Mastercard Inc. - Class A	15.9%	3.2%	0.43%
Twenty-First Century Fox, Inc. - Class A	6.8	0.9	0.27
Visa Inc. - Class A	5.1	5.1	0.23
Redwood Trust, Inc.	6.3	3.0	0.19
FLIR Systems, Inc.	7.6	1.3	0.17

Bottom Performers		Average
	Return	Weight	Contribution
Colfax Corp.	(19.5)%	2.8%	(0.55)%
Liberty Global plc - Class C	(10.1)	6.2	(0.52)
Liberty Latin America Ltd. - Class C	(10.8)	2.2	(0.26)
Wells Fargo & Co.	(13.1)	1.9	(0.25)
Allison Transmission Holdings, Inc.	(9.0)	2.9	(0.25)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Source: FactSet Portfolio Analytics Return shown is the actual quarterly return of the security or combination of share classes.

Returns assume reinvestment of dividends and redemption at the end of each period, and reflect the deduction of annual operating expenses which as stated in its most recent prospectus are 1.27% and 1.07% (gross) of the Fund’s Investor and Institutional Class net assets, respectively. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. Performance data represents past performance, which does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_ performance/fund_ performance.fs.
See page 6 for additional performance disclosures. See page 70 for a description of all indices.
Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
13  | Q1 2018 ANNUAL REPORT

PARTNERS III OPPORTUNITY FUND
Investment Style: Multi-Cap Alternative
Portfolio Manager: Wally Weitz, CFA
The Partners III Opportunity Fund’s Institutional Class returned +1.80% in the first calendar quarter compared to -0.76% for the S&P 500 and -0.64% for the Russell 3000 indices. For the fiscal year, the Fund’s Institutional Class returned +2.01% compared to +13.99% for the S&P 500 and +13.81% for the Russell 3000. The recent bout of market volatility proved a more constructive backdrop for the Fund’s strategy, generating positive absolute and relative results, and closed an otherwise challenging fiscal year (for us, and value investors, generally) on a more positive note.
Payment networks Mastercard and Visa, Berkshire Hathaway, analog semiconductor maker Texas Instruments and the recently created GCI Liberty (formed through the combination of Liberty Ventures and Alaskan telecommunications provider GCI) were top contributors to Fund performance in the fiscal year. The strong equity market performance during the first nine months of our fiscal year (April–December 2017) worked against the Fund’s short positions. Despite the modest reversal last quarter, our shorts against ETFs that track the S&P 500 and the Nasdaq 100 were the largest detractors to performance for the fiscal year. On the long side of the ledger, Allergan, Liberty Global and Colfax Corp were also detractors to fiscal year results. We remain confident in their prospects and believe current price levels represent compelling investment opportunities.
After three straight quarters of not just strong, but accelerating, positive returns, the market’s steady ascent has been interrupted by a bout of turbulence. Periods of volatile stock prices are not unusual, though investors’ experience in 2017 lulled many into a false sense of security. Indeed, one such catalyst for the current turmoil was the meltdown of ETFs that allowed investors to bet on continued market calm by shorting the VIX Index (a commonly used benchmark for expected market volatility.)
Not surprisingly, we’ve tried to capitalize on the current turmoil by initiating four new positions. CarMax is a national retailer of used cars, with a strong track record in both its sales and auto financing business. Markel is a widely respected specialty insurance carrier paired with a differentiated investment operation led by fellow value investor Tom Gayner. Tupperware Brands is a global direct seller of kitchen and housewares business trading with an attractive free cash flow yield. Finally, enterprise software and hardware provider Oracle returns to the portfolio after a multi-year hiatus. These purchases were partially offset by some selling, mostly during January’s rally. The Fund also closed its modest position in Amazon on the stock’s continued strength. Subsequent to our sale, Amazon has landed in some political hot water, though we expect CEO Jeff Bezos and company to deftly navigate any potential regulatory changes. At the right price, we’d gladly add Amazon back to our portfolio.
During the first quarter, the Fund’s effective net long position remained generally unchanged from last quarter at approximately 61%. During the quarter, we covered a portion of the Nasdaq short position, resulting in lowered short exposure of 29%. The Fund’s long exposure was at 90% of net assets at quarter end.
We use the proceeds from our market index shorts to concentrate further in our highest-conviction long ideas; investments that we believe have the potential to outperform said index (not just a hot sector or specific subset of its constituents.) That said, much has been made of the so-called FAANG stocks (Facebook, Amazon, Apple, Netflix and Alphabet’s Google–stodgy old Microsoft deserves an honorable mention, too) and their outsized contributions to various index returns. As a result, our S&P 500 and Nasdaq 100 shorts mean we are short the FAANGs, too. However, there’s more behind the scenes than just that; our short portfolio skews toward the S&P 500 (~70%), while our Nasdaq 100 short makes up the remainder (~30%) of the book. These indices have dramatically different weightings of the FAANG complex: roughly 11.5% for the S&P versus approximately 36.5% for the Nasdaq 100. Arithmetic suggests a simplified “look through” FAANG short of roughly 5% of assets. Portfolio context matters, however, and this simplified exercise ignores our long positions in FAANG member Alphabet (over 4%) as well as our broader Technology holdings. On a relative basis, these long positions outperformed the S&P 500’s sector performance this fiscal year.
Investors’ enthusiasm for the FAANGs has waned as regulatory and political pressures mount, and volatility, at least for now, appears the order of the day. We don’t know how long these trends will last but believe that periods like these are more constructive for the long-term oriented, value-minded investor, and we remain on the hunt for opportunities to put capital to work. We appreciate the opportunity to invest with you.
Effective Net Long means (i) the sum of a portfolio’s long positions (such as common stocks, or derivatives where the price increases when an index or position rises), minus (ii) the sum of a portfolio’s short positions (such as, derivatives where the price increases when an index or position falls).
14	Q1 2018 ANNUAL REPORT

WEITZINVESTMENTS.COM

Returns	Annualized
	Since
	Inception
	(6/1/1983)	20-year	10-year	5-year	3-year	1-year	Quarter
WPOIX - Investor Class	12.14%	8.14%	8.83%	4.84%	0.00%	1.49%	1.64%
WPOPX - Institutional Class	12.22	8.27	9.09	5.24	0.48	2.01	1.80
S&P 500	10.99	6.46	9.49	13.31	10.78	13.99	(0.76)
Russell 3000	10.79	6.71	9.62	13.03	10.22	13.81	(0.64)
Russell 3000 Value	11.09	6.73	7.84	10.71	7.87	6.81	(2.82)

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Partners III Opportunity Fund - Institutional Class for the period since inception (6/1/83) through March 31, 2018, as compared with the growth of the Standard & Poor’s 500, Russell 3000 and Russell 3000 Value Indices during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

Top 10 Stock Holdings
% of Net Assets
Berkshire Hathaway Inc. - Class B	12.2
Liberty Broadband Corp. - Series A & C	9.0
Liberty Global plc - Class C	7.7
Allergan plc	5.1
Laboratory Corp. of America Holdings	4.9
Mastercard Inc. - Class A	4.7
Redwood Trust, Inc.	4.6
Alphabet, Inc. - Class C	4.3
Visa Inc. - Class A	4.1
Liberty SiriusXM Group - Series A & C	3.8
60.4

Industry Breakdown
% of Net Assets
Consumer Discretionary	32.2
Information Technology	22.7
Financials	17.3
Health Care	11.1
Industrials	6.3
Securities Sold Short	(28.7)
Short Proceeds/Other	39.1
100.0

Top Performers		Average
	Return	Weight	Contribution
Wesco Aircraft Holdings, Inc.	38.5%	2.5%	0.89%
Mastercard Inc. - Class A	15.9	4.8	0.75
Amazon.com, Inc.	23.8	0.9	0.30
Redwood Trust, Inc.	6.3	4.2	0.28
GCI Liberty, Inc. - Class A/
Liberty Ventures Group - Series A*	(1.7)	2.9	0.22

*GCI Liberty spun-off from Liberty Ventures during the quarter.

Bottom Performers		Average
	Return	Weight	Contribution
Liberty Global plc - Class C	(10.1)%	8.2%	(0.79)%
Colfax Corp.	(19.5)	3.4	(0.69)
PowerShares QQQ Trust, Series 1 (short)	3.0	(9.8)	(0.41)
Liberty Latin America Ltd. - Class C	(10.8)	1.4	(0.13)
Discovery Communications, Inc. - Class C	(7.8)	1.7	(0.13)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Source: FactSet Portfolio Analytics Return shown is the actual quarterly return of the security or combination of share classes.

Returns assume reinvestment of dividends and redemption at the end of each period, and reflect the deduction of annual operating expenses which as stated in its most recent prospectus are 2.29% and 1.80% of the Fund’s Investor and Institutional Class net assets, respectively. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. Performance data represents past performance, which does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_ performance/fund_ performance.fs.
See page 6 for additional performance disclosures. See page 70 for a description of all indices.
Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
15  | Q1 2018 ANNUAL REPORT

HICKORY FUND

Investment Style: Small/Mid-Cap Value

Co-Portfolio Managers: Wally Weitz, CFA and Drew Weitz
The Hickory Fund returned -1.41% in the first calendar quarter of 2018 compared to -0.24% for the Russell 2500 Index (the Fund’s primary benchmark.) For the fiscal year ended March 31, 2018, the Fund returned +2.15% compared to +12.31% for the Russell 2500.
The first nine months of our fiscal year, markets relentlessly moved “up and to the right,” with investors celebrating not just strong but accelerating positive returns. January looked to be more of the same, with the S&P 500 Index (a broadly used gauge for “the market”) gaining +7.55% in just the first 18 trading days of 2018. Headlines touted a solid employment picture, strong U.S. economic outlook, coordinated global growth and surging profits thanks to recently enacted corporate tax cuts. Then, the S&P 500 fell more than 10% in 9 trading sessions. Market volatility, largely absent in 2017, has (at least temporarily) returned.
Bouts of volatility are not rare, but recent experience may make it feel that way. For example, during calendar year 2016, the Hickory Fund reported a daily NAV change of greater than 1% (up or down) on 47 different occasions. In 2017, that threshold was met just 8 times. By the end of the first quarter 2018, we’d already surpassed last year’s total.
As you would expect, we are trying to use the recent flip of investors’ psyche from “greed” to “fear” to our advantage. During the first quarter, we continued to build our initial positions in companies like Guidewire Software and Axalta Coating Systems. With the current sentiment being “sell first, ask questions later,” we added to positions like Colfax and Compass Minerals after they reported underwhelming short-term quarterly results. We also looked to our On-Deck list of potential investments for ideas, initiating a position in global kitchen and housewares seller Tupperware Brands (a company we’ve followed since 2015), at what we believe to be an attractively low valuation. These purchases were partially offset by sales, mostly during the strong month of January. We closed our position in FLIR Systems as it traded through our business value estimate, and we eliminated remaining stub positions in National CineMedia, Range Resources and CommerceHub. Over the course of the quarter, our residual cash position decreased to 20.6%.
During the fiscal year as a whole, the Fund’s top contributors included rural telecom provider LICT Corp., Liberty Interactive’s QVC Group (now Qurate Retail Group) and thermal imaging equipment maker FLIR Systems. On the downside, our top detractors were Liberty Global, Colfax Corp. and our now closed position in National CineMedia. When looking at our relative performance for the fiscal year, these detractors, along with some underwhelming returns from our larger-than-benchmark holdings in the Consumer Discretionary sector (generally, media and entertainment) describe our sins of commission. On a relative basis, our sins of omission (at least for the first three quarters) were being underweight technology and healthcare, and the Fund’s conservative posture and cash position.
The current environment appears more constructive for our valuation-driven approach to investing than it did 12 months ago. At the outset of this fiscal year (April 1, 2017), our aggregated portfolio-level P/V (price-to-value, the ratio of a stock’s price to our base case value estimate) approached 0.90; what we’d describe as the more expensive end of a usual valuation range and indicative of an environment where cheap stocks are hard to find. As a result, the Fund was a net seller of equities, and our cash position was on the rise. By comparison, at quarter end (March 31, 2018) the portfolio P/V stood at roughly 0.80, and portfolio activity had been skewed toward buying. A P/V of 0.80 isn’t “the whites of their eyes” cheap in our opinion, but we believe it’s a more fruitful environment for value investing. And while we’re always looking for the next great investment, we continue to like the businesses we currently own. As a group, we believe the last year’s business value growth of our companies outpaced their share prices (with more to come over time), creating more potential upside for shareholders. In the interim, we will continue our search for new opportunities to put capital to work, and we appreciate the opportunity to invest alongside you.
16	Q1 2018 ANNUAL REPORT

WEITZINVESTMENTS.COM

Returns	Annualized
				Since
	Since			Investment
	Inception			Style Inception
	(4/1/1993)	20-year	10-year	(6/30/08)	5-year	3-year	1-year	Quarter
WEHIX	9.53%	5.62%	7.86%	8.93%	5.29%	1.22%	2.15%	(1.41)%
Russell 2500	10.54	8.57	10.28	10.39	11.55	8.15	12.31	(0.24)
Russell 2500 Value	10.80	8.60	9.34	9.73	9.88	7.26	5.72	(2.65)
S&P 500	9.46	6.46	9.49	10.05	13.31	10.78	13.99	(0.76)

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Hickory Fund for the period since inception (4/1/93) through March 31, 2018, as compared with the growth of the Russell 2500, Russell 2500 Value and Standard & Poor’s 500 Indices during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

Top 10 Stock Holdings
% of Net Assets
Liberty Broadband Corp. - Series A & C	9.2
LICT Corp.	5.3
Laboratory Corp. of America Holdings	5.0
Liberty SiriusXM Group - Series A & C	4.3
Colfax Corp.	4.2
Redwood Trust, Inc.	4.0
GCI Liberty, Inc. - Class A	4.0
ACI Worldwide, Inc.	3.7
QVC Group - Series A	3.6
Allison Transmission Holdings, Inc.	3.4
46.7

Industry Breakdown
% of Net Assets
Consumer Discretionary	37.9
Industrials	10.6
Information Technology	7.7
Materials	5.7
Telecommunication Services	5.3
Health Care	5.0
Financials	4.0
Real Estate	3.2
Cash Equivalents/Other	20.6
100.0

Top Performers
		Average
	Return	Weight	Contribution
Wesco Aircraft Holdings, Inc.	38.5%	2.6%	0.93%
LICT Corp.	9.0	4.6	0.42
XO Group, Inc.	12.4	2.2	0.24
Redwood Trust, Inc.	6.3	3.8	0.24
ACI Worldwide, Inc.	4.6	3.4	0.16

Bottom Performers
		Average
	Return	Weight	Contribution
Lions Gate Entertainment Corp. - Class A & B (23.6)%		3.2%	(0.85)%
Colfax Corp.	(19.5)	4.0	(0.80)
Compass Minerals International, Inc.	(15.5)	2.4	(0.39)
Liberty Global plc - Class C	(10.1)	3.3	(0.35)
Allison Transmission Holdings, Inc.	(9.0)	3.6	(0.33)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Source: FactSet Portfolio Analytics Return shown is the actual quarterly return of the security or combination of share classes.

Returns assume reinvestment of dividends and redemption at the end of each period, and reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent prospectus are 1.25% of the Fund’s net assets. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/ or reimbursements. Performance data represents past performance, which does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_ performance/fund_ performance.fs.
See page 6 for additional performance disclosures. See page 70 for a description of all indices.
Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
17  | Q1 2018 ANNUAL REPORT

BALANCED FUND

Investment Style: Conservative Allocation

Portfolio Manager: Brad Hinton, CFA
The Balanced Fund returned +0.07% in the first quarter compared to -0.78% for the Blended Index. For the fiscal year, the Fund returned +7.06% compared to +8.44% for the Blended Index. Total returns well above inflation helped our investors build wealth over the past twelve months. While the Blended Index was a tough bogey, the Fund’s fiscal year results compared quite favorably to similarly positioned conservative allocation funds, with less than 50% exposure to stocks, as evidenced by the Fund’s most recent Morningstar rating. Weitz Balanced Fund (WBALX) received a 4-Star Overall Morningstar RatingTM as of March 31, 2018. The Fund has generated a performance track record ranking in the top third of its Morningstar peer group (allocation--30% to 50% equity) over the one-, five- and ten-year periods as of March 31, 2018.

Broader stock and bond market indices posted slightly negative returns in the first quarter. The Fund’s results were essentially flat in this tougher environment, or up a fraction for those keeping close score. While the final tally showed a ho-hum quarter, the path to get there was anything but tranquil. The chart below shows the year-to-date total return progression of the S&P 500 and the Balanced Fund.
Performance data represents past performance, which does not guarantee future results. Additional performance data for the Fund, the Blended Index, and the S&P 500 Index can be found on the next page.
The S&P 500 (the dark blue line) moved sharply in both directions as volatility returned to the markets. The light green line shows that the Fund, by contrast and by design, experienced lower highs and higher lows. Most noteworthy, the S&P 500 declined by 10.1% from January 26 through February 8. During this mild market correction, the Fund fell 4.4%. As we’ve described in the past, the Balanced Fund has a little less “edge” than an all-equity portfolio. We’re more like the guys in the bucket hats chugging along in the pontoon boat, not the thrill seekers going full throttle in the tricked-out Malibu speedboat with the pirate flag. In short, we are willing to trade some upside potential for a slightly smoother overall ride.
For the fiscal year, the Fund had fifteen material (more than 25 bps) contributors and only one material detractor to results. Overall, it was a strong year for stock picking, a credit to our experienced analyst team for finding value in a tough market. Payment networks Visa and Mastercard were the top performers, with Berkshire Hathaway, Guidewire Software and Thermo Fisher Scientific rounding out the top five. Allergan was the only material detractor, which is unusual even in a bull market. Its stock trades at a steep discount to our revised value estimate, with several pipeline catalysts on the 2018 horizon. Other stocks with immaterial negative contributions were Comcast, Axalta Coatings Systems, Compass Minerals and Vulcan Materials.
As of the first quarter, the Fund’s positioning remains relatively conservative. We hold equity stakes in 27 companies representing 44.5% of net assets. We bought Dollar Tree after investors overreacted (in our view) to the company’s more conservative 2018 guidance. This guidance included slower-than-expected revenue growth, near-term margin headwinds due to wage pressure, and unexpected incremental investments funded by tax savings. Our view remains that the dollar store business is a rare example of durable retail, trading at a discounted price. Dave Perkins further articulated our thesis in last May’s Analyst Corner, available at weitz.investments/ DollarTree. We sold Liberty Global near the upper end of its recent trading range, and we eliminated Booking Holdings (f/k/a Priceline Group) when the stock pierced our business value estimate.
Our fixed income holdings include corporate bonds (22.6% of net assets), Treasury securities (29.4%) and a touch of securitized debt (3.5%). We own corporate issues from 28 different companies. We have focused primarily on short-dated, investment-grade (e.g., higher-quality) bonds with an average life of less than two years. Yields for these issues are higher than they have been in several years due to higher base rates and modestly wider spreads. Treasury securities round out the portfolio, providing more ballast. With higher short- term rates, we are once again able to generate 2+% yields without taking much interest rate risk. Not exciting but far better than the post-crisis ZIRP (zero interest-rate policy) environment.
The Fund’s primary investment objectives are long-term capital appreciation and capital preservation. The Fund’s stocks are geared to do most of the heavy lifting on the former, while the bond portfolio is designed to bolster the latter. With short-term interest rates firming, we also are in position to generate a modest current income stream. Ours is an old-fashioned, commonsense approach that isn’t flashy but can play an important role for many investors. Thank you as always for your continued support, and we look forward to updating you on portfolio developments throughout the year.
© 2017 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.
The Morningstar RatingTM for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and
50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods. Balanced Fund was rated against the following numbers of Allocation--30% to 50% Equity funds over the following time periods: 423 funds in the last three years, 354 funds in the last five years, and 261 funds in the last ten years. Past performance is no guarantee of future results.
Balanced Fund had a 1-year percentile ranking of 19 out of 511 Allocation—30% to 50% equity funds, 5-year percentile ranking of 30 out of 354 Allocation—30% to 50% equity funds, and 10-year percentile ranking of 18 out of 261 Allocation—30% to 50% equity funds as of March 31, 2018.
18	Q1 2018 ANNUAL REPORT

WEITZINVESTMENTS.COM

Returns
	Annualized
	Since
	Inception
	(10/1/2003)	10-year	5-year	3-year	1-year	Quarter
WBALX	5.48%	6.21%	5.17%	4.13%	7.06%	0.07%
Blended	7.04	7.12	8.46	6.88	8.44	(0.78)
S&P 500	9.18	9.49	13.31	10.78	13.99	(0.76)
Intermediate
U.S. Govt/Credit	3.32	2.92	1.25	0.94	0.35	(0.98)

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Balanced Fund for the period since inception (10/1/03) through March 31, 2018, as compared with the growth of the Blended, Standard & Poor’s 500 and Bloomberg Barclays Intermediate U.S. Government/Credit Indices during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

Top 10 Stock Holdings
% of Net Assets
Berkshire Hathaway Inc. - Class B	3.0
Laboratory Corp. of America Holdings	2.9
Visa Inc. - Class A	2.8
Oracle Corp.	2.3
Liberty Broadband Corp. - Series C	2.3
Praxair, Inc.	2.1
Allergan plc	2.1
Thermo Fisher Scientific Inc.	2.0
Comcast Corp. - Class A	1.8
Mastercard Inc. - Class A	1.7
23.0

Industry Breakdown
% of Net Assets
Information Technology	12.7
Health Care	8.2
Materials	7.7
Financials	7.4
Consumer Discretionary	5.3
Consumer Staples	3.2
Total Common Stocks	44.5
U.S. Treasury Notes	26.6
Corporate Bonds	23.4
Cash Equivalents/Other	2.8
Mortgage-Backed Securities	2.5
Asset-Backed Securities	0.2
Total Bonds & Cash Equivalents	55.5
100.0

Top Stock Performers
		Average
	Return	Weight	Contribution
Booking Holdings Inc.	19.7%	0.9%	0.25%
Mastercard Inc. - Class A	15.9	1.7	0.23
Guidewire Software, Inc.	8.8	1.6	0.16
Thermo Fisher Scientific Inc.	8.8	2.0	0.16
Visa Inc. - Class A	5.1	2.8	0.14

Bottom Stock Performers
		Average
	Return	Weight	Contribution
Comcast Corp. - Class A	(14.4)%	2.0%	(0.29)%
Compass Minerals International, Inc.	(15.5)	1.3	(0.20)
Praxair, Inc.	(6.2)	2.3	(0.12)
Vulcan Materials Co.	(10.9)	1.0	(0.11)
Diageo plc - Sponsored ADR	(6.3)	1.7	(0.11)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Source: FactSet Portfolio Analytics Return shown is the actual quarterly return of the security or combination of share classes.

Returns assume reinvestment of dividends and redemption at the end of each period, and reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent prospectus are 1.01% (gross) of the Fund’s net assets. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/ or reimbursements. Performance data represents past performance, which does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_ performance/fund_ performance.fs.
See page 6 for additional performance disclosures. See page 70 for a description of all indices.
Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
19  | Q1 2018 ANNUAL REPORT

CORE PLUS INCOME FUND
Investment Style: Intermediate-Term Bond
Co-Portfolio Managers: Tom Carney, CFA & Nolan Anderson
Core Plus Income Fund’s Institutional Class returned -0.56% for the first calendar quarter compared to a -1.46% return for the Bloomberg Barclays U.S. Aggregate Bond Index (Bloomberg Barclays U.S. Agg), our primary benchmark. For the fiscal year ended March 31, 2018, Core Plus Income Fund’s Institutional Class returned +1.40% compared to a +1.20% return for the Bloomberg Barclays U.S. Agg. The Fund’s performance table following this letter shows returns over various holding periods.
Fiscal 2018 Review
The low volatility environment that characterized much of the past year ended abruptly in the first calendar quarter of the new year. Exuberance over the positive economic impact of the newly enacted tax legislation quickly gave way to worries about trade wars and whether the Federal Reserve would raise short-term interest rates more aggressively than previously expected.
A specific catalyst to heightened investor anxiety came from the January employment report (released in early February) that showed a rising wage component and sparked increased inflation fears. Signs of market stress also emerged as a key corporate funding signal, the spread between the London Interbank Offered Rate (LIBOR) and the overnight indexed swap (OIS) rate, rose to levels not seen since 2009. These developments and others led to increased volatility and stock and credit market weakness as the new year’s first quarter ended.
Included below is a table highlighting the progression for select Treasury yields during the last quarter and past 12 months, since changes in U.S. Treasury yields have an impact on all other fixed-income market segments.

U.S. Treasury Yields (%)	2-Year	3-Year	5-Year	10-Year
3/31/2018	2.27	2.39	2.56	2.74
12/31/2017	1.89	1.97	2.21	2.41
3/31/2017	1.26	1.49	1.92	2.39
			Source: Bloomberg

During the past fiscal year, U.S. Treasury bond yields moved higher as the economy continued to exhibit slow but steady strength and the Federal Reserve raised short-term interest rates three times.
Rising “risk-free” (Treasury) interest rates were a headwind for investor returns in the past year, as bond prices and changes in interest rates are inversely related. Declining credit spreads (the incremental return above U.S. Treasury bonds investors demand for owning corporate debt) buoyed investor returns for most of the past fiscal year–but retracted much of those gains in the quarter ended March 31, 2018. A broad measure of corporate bond spreads compiled by ICE Bank of America Merrill Lynch declined to a post-crisis low of 90 basis points in February before finishing the March 31 quarter at 116 basis points, down 8 basis points year over year.
Portfolio Positioning
The table below shows the change in allocation to various sectors from the most recent quarter and compared to a year ago. This summary provides a view over time of how we have allocated capital.
Since our goal is to invest in sectors that we believe offer the best risk-adjusted returns, our allocations may change significantly over time.

Sector (% Net Assets)	3/31/2018	12/31/2017	3/31/2017
Corporate Bonds	28.2	28.5	28.7
Corporate Convertible Bonds	2.5	2.4	2.1
Asset-Backed Securities	26.7	25.9	14.0
Commercial Mortgage-Backed Securities (CMBS)	3.1	1.2	3.5
Agency Mortgage-Backed (MBS)	0.2	0.3	0.4
Non-Agency Mortgage-Backed (MBS)	4.1	4.3	1.3
Taxable Municipal Bonds	1.1	1.1	1.4
U.S. Treasury	32.6	33.3	42.4
Common Stocks	0.9	0.8	0.8
Cash & Equivalents	0.6	2.2	5.4
Total	100.0	100.0	100.0
High Yield*	12.7	13.8	6.9

* High Yield exposure (as of 3/31/2018) consists of investments in the Corporate, Corporate Convertible, ABS and MBS sectors.
Over the past fiscal year, we continued to increase our exposure to shorter-duration (1-2 year) securitized products, including automobile ABS, consumer ABS and non-agency MBS. Our shift in capital allocation toward securitized products has been driven by our ability to achieve spread pickup relative to investment-grade1 corporate bonds, without taking incremental credit risk. Notably, the Fund continues to have minimal exposure to agency MBS, where we continue to view the risk/return profile to be particularly unattractive.
As of March 31, our high-yield exposure was approximately 12.7%, down from 13.8% as of December 31 (the maximum we are permitted is 25%). Since inception, we have flexed our high yield allocation meaningfully–from a low of 5.9% to a maximum of 24.9%. While we continue to find reasonable shorter-duration (1-2 year), high-yield investment opportunities, we don’t view the overall investment landscape as conducive to taking significant, and longer duration, high-yield credit risk.
Overall portfolio metrics as measured by average effective maturity and average effective duration changed modestly compared to the prior quarter. The average effective maturity remained unchanged at 4.7 years, and the average effective duration decreased to 4.1 years from 4.2 years. These measures provide a guide to the Fund’s interest rate sensitivity. A lower average effective maturity and shorter average effective duration reduce the Fund’s price sensitivity to changes in interest rates (either up or down). Consistent with the Fund’s positioning since inception, we maintain a significantly lower average effective duration profile than our benchmark (4.1 years vs. 6.0 years for the Bloomberg Barclays U.S. Agg).
20	Q1 2018 ANNUAL REPORT

WEITZINVESTMENTS.COM
The benefit to shareholders of our shorter duration profile in rising interest rate environments is illustrated in the chart below. Since the Fund’s inception, 10-year Treasury rates have increased over 50 bps on three separate occasions. In each case, the Fund demonstrated significantly lower draw downs (i.e., unrealized price declines), resulting in strong relative performance. Should recent fiscal stimulus efforts and/or the continued removal of global quantitative easing result in volatile and upward moving interest rates, we believe the Fund is positioned to react similarly as it has during past rate increases.

Returns During U.S. Treasury Rate	1/30/2015-	7/8/2016-	12/29/2017-
Increases (%)	6/10/2015	12/15/2016	2/21/2018

10-Year UST Yield Increase (basis points)	85	124	54
10-Year UST Range	1.64-2.49	1.36-2.60	2.41-2.95

Weitz Core Plus Income-Institutional	-0.41	-1.45	-1.37
Bloomberg Barclays U.S. Agg	-2.77	-4.28	-2.45

Relative Performance	+2.36	+2.83	+1.08

Fiscal Year Contributors
Security selection was the key driver of performance. Primary contributors included:

•
U.S. Corporate Credit. Corporate credit performance was led by high-yield investments in energy, industrials and consumer cyclicals. Our high-yield investments benefited from solid coupon income and (unrealized) price appreciation as credit spreads contracted during the fiscal year. Overall positive investment-grade performance was led by investments in communications, information services and REITs.

•
Securitized Products (ABS, CMBS and MBS) continued to perform at or above expectations with respect to credit performance and average life progression[1] while providing steady income and some modest price appreciation during the fiscal year.

Fiscal Year Detractors

•
Technology-related corporate bonds. Our largest detractor to performance during the fiscal year was the purchase of 7-year new issue Broadcom Communications (AVGO) bonds. Since the bonds were issued in October 2017, credit spreads widened approximately 50 bps due to potential large-scale M&A activity and risk of increased corporate leverage. Despite solid long-term business fundamentals, we did not appropriately account for the event risk associated with an acquisition-oriented management team. Given the uncertainty around potential event risk and risk of significantly increased leverage, we trimmed our position and booked a loss.

•
Select U.S. Treasury Bonds. Intermediate (7-10 year) Treasuries generated modest negative total returns, as rising rates (declining prices) outpaced the coupon income we collected throughout the fiscal year.

First Quarter Investment Activity
New investment activity was weighted toward shorter duration (one- to two-year average life) securitized products, including auto asset-backed securities (ABS), consumer ABS and commercial mortgage-backed securities (CMBS). With short-term interest rates climbing on the back of Fed rate hikes, we are achieving higher yields on one- to two-year investments without taking significant incremental credit risk. Our approach to securitized products remains focused on identifying investments with robust structural protections backed by experienced sponsors and management teams with proven experience through economic and capital markets cycles. We believe our two newest CMBS investments fit this investment criteria well. We invested in the inaugural commercial real estate loan securitizations from Varde Capital and TPG RE Finance.
Having invested in previous non-performing loan securitizations from both sponsors, we are familiar with their extensive commercial real estate platforms and proven long-term track records investing through multiple real estate cycles. In a market environment with relatively tight credit spreads and high commercial real estate valuations, we invested at the junior-AAA level (i.e., second from the top of the capital structure), with credit support (consisting of subordination from junior securities and the sponsor’s equity interest in the loans) of 39.50% (TPG) and 41.50% (Varde). Given we are likely in the late stages of the commercial real estate cycle, our overall CMBS exposure remains low (3.1%) and conservatively positioned at or near the top of the capital structure.
In high yield, we purchased new positions in 1-2 year bonds issued by Invista, iStar Financial and QVC. We sold our 2-year Mattel bonds at a small profit after further due diligence suggested that we were not getting paid for the risks associated with what could be a long and difficult turnaround.
The chart below, courtesy of Goldman Sachs, highlights a development in the investment-grade corporate bond market, where a picture may help explain the investment story better than the proverbial thousand words. Short-dated investment-grade bond yields (those maturing from 1 to 3 years) are at post-crisis highs, while longer bond yields (those maturing from 7 to 10 years) remain decidedly lower than their post-crisis peak. Declining credit spreads and a flattening yield curve over the past eight years explains much of the difference. As a result, we don’t believe the risk/reward for longer duration credit exposure is appealing on an absolute or relative basis. For context, the Fund’s corporate bond portfolio as of March 31 had an average effective duration of 2.9 years compared to 7.2 years for the Bloomberg Barclays U.S. Agg. When the combination of longer-term Treasury yields and credit spreads provide satisfactory risk-adjusted returns, we have ample capacity to significantly increase the duration of our corporate credit portfolio.
Our investments may be wide-ranging, but our analysis is the same. We strive to own only those investments we believe compensate us for the incremental credit risk we assume. Our overall goal is to invest in a portfolio of bonds of varying maturities that we believe represents attractive risk-adjusted returns, taking into consideration the general level of interest rates and the credit quality of each investment.
Our portfolio will often be constructed with a shorter average life (i.e., duration) than the Bloomberg Barclays U.S. Agg. We chose this benchmark to highlight that we could periodically invest in longer-term bonds when conditions warrant. The effect over time of our portfolio construction (typically shorter average life) may lead to a penalty when interest rates fall but a boost to relative performance when rates rise.
1Definitions: Investment Grade: We consider investment grade to be those securities rated at least BBB- by one or more credit ratings agencies. Average Life Progression: A measure of repayment speed for a collateral pool (for example, a collection of mortgages may serve as the collateral pool for an issuance of mortgage-backed securities).
21  | Q1 2018 ANNUAL REPORT

CORE PLUS INCOME FUND (CONTINUED)

Returns
	Annualized
	Since Inception
	(7/31/2014)	3-year	1-year	Quarter
WCPNX - Investor Class	2.80%	2.46%	1.20%	(0.61)%
WCPBX - Institutional Class	3.01	2.68	1.40	(0.56)
Bloomberg Barclays U.S. Aggregate Bond	2.03	1.20	1.20	(1.46)

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Core Plus Income Fund – Institutional
Class for the period since inception (7/31/14) through March 31, 2018, as compared with the growth of the U.S. Aggregate Bond Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

Credit Quality(a)(d)

Underlying Securities	% of Portfolio
U.S. Treasury	32.9
U.S. Government Agency Mortgage
Related Securities(b)	0.2
Aaa/AAA	11.7
Aa/AA	8.5
A/A	11.9
Baa/BBB	20.9
Ba/BB	3.7
B/B	4.9
Caa/CCC	1.8
Non-Rated	2.5
Common Stocks	0.9
Cash Equivalents	0.1
100.0

Financial Attributes

Portfolio Summary
Average Maturity(d)	4.9 years
Average Effective Maturity(d)	4.7 years
Average Duration(d)	4.0 years
Average Effective Duration(d)	4.1 years
Average Coupon(d)	3.7%
30-Day SEC Yield - Investor Class	2.88%
30-Day SEC Yield - Institutional Class	3.08%

Maturity Distribution(d)

Maturity Type	% of Portfolio
Cash Equivalents	0.1
Less than 1 Year	20.3
1 - 3 Years	28.3
3 - 5 Years	13.3
5 - 7 Years	13.1
7 - 10 Years	20.7
10 Years or more	3.3
Common Stocks	0.9
100.0

(a)
The Fund receives credit quality ratings on underlying securities of the Portfolio when available from credit rating agencies. The Fund will use one rating for an underlying security if that is all that is provided. Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by an independent rating agency.

(b)
Mortgage related securities issued and guaranteed by government-sponsored entities such as Fannie Mae and Freddie Mac are generally not rated by ratings agencies. Securities which are not rated do not necessarily indicate low quality. Fannie Mae’s and Freddie Mac’s senior long-term debt are currently rated Aaa and AAA by Moody’s and Fitch, respectively.

(c)	Percent of net assets
(d)	Source: Bloomberg Analytics

Returns assume reinvestment of dividends and redemption at the end of each period, and reflect the deduction of annual operating expenses which as stated in its most recent prospectus are 1.91% (gross) and 1.23% (gross) of the Fund’s Investor and Institutional Class net assets, respectively. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. Performance data represents past performance, which does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_ performance/fund_ performance.fs.
See page 6 for additional performance disclosures. See page 70 for a description of all indices.
Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
22	Q1 2018 ANNUAL REPORT

WEITZINVESTMENTS.COM
SHORT DURATION INCOME FUND
Investment Style: Short-Term Bond
Co-Portfolio Managers: Tom Carney, CFA & Nolan Anderson
The Short Duration Income Fund’s Institutional Class returned -0.28% in the first calendar quarter compared to a -0.20% return for the Bloomberg Barclays 1-3 Year U.S. Aggregate Index (Bloomberg Barclays U.S. Agg 1-3), our Fund’s primary benchmark. For the year ended March 31, 2018, the Short Duration Income Fund’s Institutional Class returned +0.63% compared to a +0.25% return for the benchmark. The Fund’s performance table following this letter shows returns over various holding periods for the Fund, its primary index and the CPI + 1% for comparison purposes.
Fiscal 2018 Review
The low volatility environment that characterized much of the past year ended abruptly in the first calendar quarter of the new year. Exuberance over the positive economic impact of the newly enacted tax legislation quickly gave way to worries about trade wars and whether the Federal Reserve would raise short-term interest rates more aggressively than previously expected.
A specific catalyst to heightened investor anxiety came from the January employment report (released in early February) that showed a rising wage component and sparked increased inflation fears. Signs of market stress also emerged as a key corporate funding signal, the spread between the London Interbank Offered Rate (LIBOR) and the overnight indexed swap (OIS) rate, rose to levels not seen since 2009. These developments and others led to increased volatility and stock and credit market weakness as the new year’s first quarter ended.
Included below is a table highlighting the progression for select Treasury yields during the last quarter and past 12 months, since changes in U.S. Treasury yields have an impact on all other fixed-income market segments.

U.S. Treasury Yields (%)	2-Year	3-Year	5-Year	10-Year
3/31/2018	2.27	2.39	2.56	2.74
12/31/2017	1.89	1.97	2.21	2.41
3/31/2017	1.26	1.49	1.92	2.39
				Source: Bloomberg

During the past fiscal year, U.S. Treasury bond yields moved higher as the economy continued to exhibit slow but steady strength and the Federal Reserve raised short-term interest rates three times.
Rising “risk-free” (Treasury) interest rates were a headwind for investor returns in the past year, as bond prices and changes in interest rates are inversely related. Declining credit spreads (the incremental return above U.S. Treasury bonds investors demand for owning corporate debt) buoyed investor returns for most of the past fiscal year–but retracted much of those gains in the quarter ended March 31, 2018. A broad measure of corporate bond spreads compiled by ICE Bank of America Merrill Lynch declined to a post-crisis low of 90 basis points in February before finishing the March 31 quarter at 116 basis points, down 8 basis points year over year.
Portfolio Positioning
The table below shows the change in allocation to various sectors from the most recent quarter and compared to a year ago. This summary provides a view over time of how we have allocated capital.
Since our goal is to invest in sectors that we believe offer the best risk-adjusted returns, our allocations may change significantly over time.

Sector (% Net Assets)	3/31/2018	12/31/2017	3/31/2017
Corporate Bonds	38.5	38.3	43.5
Corporate Convertible Bonds	5.5	5.3	4.0
Asset-Backed Securities	9.3	8.6	5.7
Commercial Mortgage-Backed Securities (CMBS)	0.8	0.4	0.8
Agency Mortgage-Backed (MBS)	11.9	12.3	14.7
Non-Agency Mortgage Backed (MBS)	4.3	4.5	3.1
Taxable Municipal Bonds	0.4	0.4	0.4
U.S. Treasury	26.6	25.7	24.7
Common Stocks	0.8	0.7	1.1
Cash & Equivalents	1.9	3.8	2.0
Total	100.0	100.0	100.0
High Yield*	10.6	10.8	9.8

*High Yield exposure (as of 3/31/2018) consists of investments in the Corporate, Corporate Convertible, ABS and MBS sectors.
Over the past year, we continued to increase our exposure to shorter-duration (1-2 year) securitized products, including automobile ABS, consumer ABS and non-agency MBS. Our shift in capital allocation toward securitized products has been driven by our ability to achieve spread pickup relative to investment-grade1 corporate bonds, without taking incremental credit risk. Agency MBS holdings continued to decline, driven by prepayments and amortization of principal. While agency MBS have held a prominent position in Fund allocations over the years, we believe the current risk/return profile is unattractive.
As of March 31, our high-yield exposure was approximately 11%, unchanged from December 31 (our maximum threshold is 15%). Our high-yield exposure continues to be concentrated in primarily higher-quality, shorter-term bonds that we believe have attractive risk/reward profiles.
Overall portfolio metrics as measured by average maturity and average effective duration changed modestly compared to a year ago. The average effective maturity declined to 2.1 years from 2.2 years, and the average effective duration declined to 1.9 years from 2.0 years. These measures provide a guide to the Fund’s interest rate sensitivity. A lower average effective maturity and shorter average effective duration reduce the Fund’s price sensitivity to changes in interest rates (either up or down).
Fiscal Year Contributors
•
The corporate bond segment was the largest contributor to results in the fiscal year, as strong coupon income and declining credit spreads offset modest (unrealized) price depreciation from rising interest rates. Primary contributors included the real estate investment trust (REIT), banks and consumer, non-cyclical segments.

23  | Q1 2018 ANNUAL REPORT

SHORT DURATION INCOME FUND (CONTINUED)
•
Securitized Products (ABS, CMBS and MBS) continued to perform at or above expectations with respect to credit performance and average life progression[1] while providing steady income and limited price volatility during the quarter.

Fiscal Year Detractors
•
Select U.S. Treasury bonds. As yields generally rose, prices declined during the year. Longer maturity bonds (particularly those greater than 5 years) experienced the largest price declines. The Fund’s Treasury holdings primarily consist of shorter-term securities with an average maturity of slightly under 2½ years.

First Quarter Investment Activity
New investment activity was weighted toward shorter duration corporate bonds (under 3 years) to replace maturing securities, U.S. Treasuries, and one- to two-year average life securitized products, including auto asset-backed securities (ABS), consumer ABS and commercial mortgage-backed securities (CMBS). With short-term interest rates continuing to climb on the back of Fed rate hikes, we are achieving higher yields on these shorter-term investments without taking significant incremental credit risk. Corporate bond purchase examples include American Express, Bank of America, Berkshire Hathaway Finance Corp., Capital One Bank, Dominion Energy, Met Life and Morgan Stanley.
The chart below, courtesy of Goldman Sachs, highlights a development in the investment-grade corporate bond market, where a picture may help explain the investment story better than the proverbial thousand words. Short-dated investment-grade bond yields (those maturing from 1 to 3 years) are at post-crisis highs, while longer bond yields (those maturing from 7 to 10 years) remain decidedly lower than their post-crisis peak. Declining credit spreads and a flattening yield curve over the past eight years explains much of the difference. An important investment implication, though, for short-duration investors, like our Fund, is that the prospect for future returns has meaningfully improved since the starting yield, or coupon return, is a key driver for forward returns.
Our approach to securitized products remains focused on identifying investments with robust structural protections backed by experienced sponsors and management teams with proven experience through economic and capital markets cycles. We believe our two newest CMBS investments fit this investment criteria well. We invested in the inaugural commercial real estate loan securitizations from Varde Capital and TPG RE Finance.
Our investments may be wide-ranging, but our analysis is the same. We strive to own only those investments we believe compensate us for the incremental credit risk we assume. Our overall goal is to invest in a portfolio of bonds of varying maturities that we believe represents attractive risk-adjusted returns, taking into consideration the general level of interest rates and the credit quality of each investment. Noteworthy is our Fund’s maturity distribution and defensive positioning with respect to interest rates: nearly 73.6% of the Fund’s net assets mature in less than three years, with approximately 24.6% maturing in less than one year.
Fund Strategy
Our approach consists primarily of investing in a portfolio of mostly high-quality, short- to intermediate-term bonds with an overall portfolio average duration of 1 to 3½ years, where we believe we can capture most of the “coupon” returns of long-term bonds with less interest rate risk. We do not and will not try to mimic any particular index as we construct our portfolio.
We may invest in fixed income-related investments that are not considered “investment grade” but have favorable risk/reward characteristics (such as high-yield and convertible bonds, preferred and convertible preferred stock). A small percentage of Fund assets may also be invested in high-dividend-paying common stocks, such as longtime Fund holding Redwood Trust. These types of investments have generally enhanced our long-term returns.
We believe our flexible mandate will benefit shareholders over the long term as we seek out potentially mispriced securities and select portfolio assets one security at a time based on our view of opportunities in the marketplace. Our fixed income research is not dependent upon but often benefits from the work our equity teammates conduct on companies and industries in the course of their due diligence.
Overall, we strive to be adequately compensated for the risks assumed in order to maximize investment (or reinvestment) yield and avoid making interest rate “bets,” particularly ones that depend on interest rates going down.
1Definitions: Investment Grade: We consider investment grade to be those securities rated at least BBB- by one or more credit ratings agencies. Average Life Progression: A measure of repayment speed for a collateral pool (for example, a collection of mortgages may serve as the collateral pool for an issuance of mortgage-backed securities).
24	Q1 2018 ANNUAL REPORT

WEITZINVESTMENTS.COM

Returns	Annualized
	Since Inception
	(12/23/1988)		20-year	10-year	5-year	3-year	1-year	Quarter
WSHNX - Investor Class	5.05%		3.90%	2.72%	1.03%	1.05%	0.44%	(0.33)%
WEFIX - Institutional Class	5.10		3.97	2.87	1.25	1.28	0.63	(0.28)
Bloomberg Barclays 1-3 Year U.S. Aggregate	—		3.37	1.69	0.78	0.68	0.25	(0.20)
CPI + 1%	3.54	*	3.20	2.59	2.42	2.88	3.39	1.48

* Since 12/31/1988
Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Short Duration Income Fund – Institutional Class for the period March 31, 2008 through March 31, 2018, as compared with the growth of the 1-3 Year U.S. Aggregate and CPI + 1% Indices during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

Credit Quality(a)(d)

Underlying Securities	% of Portfolio
U.S. Treasury	26.7
U.S. Government Agency Mortgage
Related Securities(b)	11.9
Aaa/AAA	6.0
Aa/AA	3.9
A/A	16.2
Baa/BBB	22.4
Ba/BB	3.9
B/B	1.2
Caa/CCC	0.1
Non-Rated	5.6
Common Stocks	0.7
Cash Equivalents	1.4
100.0

Financial Attributes

Portfolio Summary
Average Maturity(d)	2.1 years
Average Effective Maturity(d)	2.1 years
Average Duration(d)	1.9 years
Average Effective Duration(d)	1.9 years
Average Coupon(d)	3.2%
30-Day SEC Yield - Investor Class	2.23%
30-Day SEC Yield - Institutional Class	2.43%

Maturity Distribution(d)

Maturity Type	% of Portfolio
Cash Equivalents	1.4
Less than 1 Year	24.6
1 - 3 Years	49.0
3 - 5 Years	18.8
5 - 7 Years	5.2
7 - 10 Years	0.3
Common Stocks	0.7
100.0

(a)
The Fund receives credit quality ratings on underlying securities of the Portfolio when available from credit rating agencies. The Fund will use one rating for an underlying security if that is all that is provided. Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by an independent rating agency.

(b)
Mortgage related securities issued and guaranteed by government-sponsored entities such as Fannie Mae and Freddie Mac are generally not rated by ratings agencies. Securities which are not rated do not necessarily indicate low quality. Fannie Mae’s and Freddie Mac’s senior long-term debt are currently rated Aaa and AAA by Moody’s and Fitch, respectively.

(c)	Percent of net assets
(d)	Source: Bloomberg Analytics

Returns assume reinvestment of dividends and redemption at the end of each period, and reflect the deduction of annual operating expenses which as stated in its most recent prospectus are 0.93% (gross) and 0.62% (gross) of the Fund’s Investor and Institutional Class net assets, respectively. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. Performance data represents past performance, which does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_ performance/fund_ performance.fs.
See page 6 for additional performance disclosures. See page 70 for a description of all indices.
Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
25  | Q1 2018 ANNUAL REPORT

ULTRA SHORT GOVERNMENT FUND
Investment Style: Ultra-Short-Term Bond
Co-Portfolio Managers: Tom Carney, CFA & Nolan Anderson
The Ultra Short Government Fund returned +0.30% in the first calendar quarter compared to a +0.32% return for the ICE BofAML US 6-Month Treasury Bill Index (6-Month Treasury), our Fund’s primary benchmark. For the year ended March 31, 2018, the Ultra Short Government Fund returned +0.94% compared to a +1.15% return for the benchmark. The Fund’s performance table following this letter shows returns over various holding periods.
Fiscal 2018 Review
The Ultra Short Government Fund’s first fiscal year after its transition from a money market fund went well. Income, as measured by the Fund’s 30-day yield, has increased, credit quality has remained high and liquidity has been strong.
Short-term interest rates rose steadily in the past year. Three- and six-month Treasury Bills (a surrogate for the investment opportunity set for the Fund) rose nearly a full percent, to 1.7% and 1.9%, respectively at March 31, 2018. The current environment may provide further income/yield improvements for the Fund in 2018 as maturing bonds are reinvested at higher prospective returns, particularly if the Federal Reserve continues its tightening campaign.
The Fund’s first calendar quarter results matched its primary benchmark, as modest price declines in select Fund holdings in the corporate bond and securitized debt segments offset strong income returns in the overall portfolio. The Fund’s fiscal year results lagged its primary benchmark principally due to our decision to maintain a shorter average life/ duration than the benchmark (0.3 duration for the Fund versus 0.5 for the benchmark). Our view was and remains that the Fed will continue raising short-term interest rates, albeit modestly. A shorter average life has allowed the Fund to reinvest maturing bonds at higher rates as the Fed raised short-term interest rates three times in the past year.
The Fund’s principal investment strategies and objectives of providing current income, protecting principal and providing liquidity remain our long-term goals. Under normal market conditions, the Fund will invest at least 80% of its net assets in obligations issued or guaranteed by the U.S. government and its government-related entities. The balance of Fund assets may be invested in U.S. investment-grade debt securities. We consider investment grade to be those securities rated at least BBB- by one or more credit rating agencies. Additionally, the Fund will maintain an average effective duration of one year or less. Duration is a measure of how sensitive the portfolio may be to changes in interest rates. All else equal, a lower duration portfolio of bonds is less sensitive to changes in interest rates than a portfolio of bonds with a higher duration. Over time, this shorter-term focus (duration of less than one year) is intended to generate higher total returns than cash or money market funds, while also taking less interest rate risk than a portfolio of bonds with a higher duration.
The Federal Reserve’s monetary policy decisions (e.g., changes in short-term interest rates) will continue to affect all investments within our opportunity set. As a result, our yield and return will invariably follow the path dictated by the Federal Reserve’s monetary policy, as we frequently reinvest holdings that mature in a short period of time. As of March 31, 78.4% of our portfolio was invested in U.S. Treasury notes, 19.6% was invested in investment grade corporate bonds and asset backed securities, with the balance in a high-quality State Street money market fund. The average effective duration of our portfolio at March 31 was 0.3 years, unchanged from three months ago. The Fund’s 30-day yield increased meaningfully to 1.62% as of March 31, up nearly one percent from a year ago. As mentioned above, we will continue to focus on high credit quality, preservation of capital and maintaining liquidity for our investors.
Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Ultra Short Government Fund for the period March 31, 2008 through March 31, 2018, as compared with the growth of the 6-Month Treasury Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

Returns
	Annualized
	10-Year	5-Year	1-Year
SAFEX	0.29	0.25	0.94
6-Month Treasury	0.60	0.48	1.15

Sector Breakdown

% of Net Assets
U.S. Treasury	78.4
Corporate Bonds	17.7
Cash Equivalents/Other	2.0
Asset-Backed Securities	1.9
100.0

Returns assume reinvestment of dividends and redemption at the end of each period, and reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent prospectus are 0.60% (gross) of the Fund’s net assets. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. The Adviser has agreed in writing to limit the total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to 0.20% of the Fund’s average daily net assets through July 31, 2018. Performance data represents past performance, which does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_ performance/fund_ performance.fs.
The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Effective December 16, 2016, the Fund revised its principal investment strategies and policies to permit the Fund to invest in a diversified portfolio of short-term debt securities and to have a fluctuating net asset value. Prior to December 16, 2016, the Fund operated as a “government money market fund” as defined under Rule 2a-7 of the Investment Company Act of 1940 and maintained a stable net asset value of $1.00 per share. The Fund’s past performance reflects the Fund’s prior principal investment strategies and policies.
See page 6 for additional performance disclosures. See page 70 for a description of all indices.
Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
26	Q1 2018 ANNUAL REPORT

WEITZINVESTMENTS.COM
NEBRASKA TAX-FREE INCOME FUND
Investment Style: Municipal-State Bond
Portfolio Manager: Tom Carney, CFA
Nebraska Tax-Free Income Fund returned -0.89% in the first calendar quarter compared to a -0.57% return for the Bloomberg Barclays 5-Year Municipal Bond Index, our primary benchmark. For the fiscal year ended March 31, 2018, the Nebraska Tax-Free Income Fund’s total return was -0.07% compared to a +0.65% return for the benchmark. The Fund’s performance table following this letter shows returns over various holding periods.
Fiscal 2018 Review
The low volatility environment that characterized the past year ended abruptly in the first calendar quarter of the new year. Exuberance over the positive economic impact of the newly enacted tax legislation quickly gave way to worries about trade wars and whether the Federal Reserve would raise short-term interest rates more aggressively than previously expected. The municipal bond market started the year off particularly poorly, posting the biggest first-quarter loss in more than two decades.
Since changes in U.S. Treasury yields have an impact on all other fixed-income market segments, included below is a table highlighting the progression for select Treasury yields during the last quarter and past 12 months.

U.S. Treasury Yields (%)	2-Year	3-Year	5-Year	10-Year
3/31/2018	2.27	2.39	2.56	2.74
12/31/2017	1.89	1.97	2.21	2.41
3/31/2017	1.26	1.49	1.92	2.39
			Source: Bloomberg

During the past fiscal year, U.S. Treasury bond yields moved higher as the economy continued to exhibit slow but steady strength and the Federal Reserve raised short-term interest rates three times. A flattening yield curve was a key development impacting fixed income returns over the past 12 months. The slope of the Treasury and municipal bond yield curve, the difference between short- and long-term interest rates, flattened meaningfully as the year progressed. For example, while overall yield levels rose year over year, the spread difference between the 2-year and 10-year Treasury yield decreased from 113 basis points at the beginning of the year to 47 basis points at year-end. The Treasury curve has not been this flat since before the credit crisis of 2007-08.
Rising “risk-free” (Treasury) interest rates were a headwind for investor returns in the past year, as bond prices and changes in interest rates are inversely related. Municipal bond performance closely matched its taxable government counterparts, as the yield relationship between tax-free municipal bonds and taxable alternatives was mostly unchanged during the year. High-quality 5-year municipal bonds, for example, ended the current fiscal year (March 31) with a yield representing approximately 81% of U.S. Treasuries, essentially unchanged from 82% a year ago. The net effect is that municipal bond yields generally rose in the past year by about the same amount as their taxable government counterparts.
Our Fund’s results in the past year, and particularly in this year’s first quarter, were disappointing despite our defensive positioning. Short-term interest rates rose more than longer-term rates, which impacted Fund results due to the Fund’s larger concentration in shorter-term investments (e.g., approximately two-thirds of Fund assets mature in under 5 years).
Investment activity in the past year was reasonably active, as we took advantage of improved reinvestment opportunities from the increase in the overall interest rate environment. Over the past year, nearly $15 million new investments (approximately 25% of Fund assets) were made.
An example from this year’s first quarter includes a nearly $750,000 investment in the 14-year bonds for Douglas County Hospital Authority #2 (Nebraska Medicine) Revenue Bonds. The bonds are secured by an unconditional promise by Nebraska Medicine (the obligated group) as to timely payment of principal and interest. The obligated group is a clinically integrated health system that includes the Nebraska Medical Center, Bellevue Medical Center and the University of Nebraska Medical Center Physicians.
Nebraska Medicine has a number of clinical specialties, including solid organ and bone marrow transplantation, cancer services, heart care, trauma, neurological sciences, rheumatology and infectious disease/bioterrorism. While nearly two-thirds of Fund assets mature in under 5 years, these bonds represent the type of longer-term investment we have added in the past year; namely, those with very high credit quality and that offer returns/yield at the time of purchase that have, in many cases, exceeded the comparable U.S. Treasury yield. For example, the yield to maturity and yield to call (or yield to worst) at purchase of the 14-year Douglas County Hospital tax-free municipal bonds were approximately 3.46% and 3.16%, respectively. The yield to maturity was greater than 125% of fully taxable U.S. Treasury alternative/ comparable, while the yield to call was nearly 120% more than U.S. Treasury bonds of comparable term. Put differently, the taxable equivalent yield for this investment for a Nebraska resident in the highest Federal tax bracket would be approximately 6.2%.
Fiscal Year Contributors
•
The electricity and public power revenue bond segment was the largest contributor to results in the fiscal year, as strong income returns offset modest (unrealized) price declines due to rising interest rates. Nearly every investment in this segment contributed to results. Primary contributors included the revenue bonds issued by Dawson Nebraska Public Power District, Fremont Nebraska Combined Utility System, Lincoln Nebraska Electric System, Municipal Energy System of Nebraska and Nebraska Public Power District.

•	General purpose revenue bonds issued by Omaha Nebraska Public Facilities Corporation, Lincoln-Lancaster County Nebraska Public Building Commission and Nebraska State Certificates of Participation.
•
Higher education revenue bonds issued by Nebraska State College Facilities Corporation, Lincoln Nebraska Education Facilities (Nebraska Wesleyan University) and University of Nebraska Facilities Corporation (Health Center and College of Nursing Projects).

•	Hospital bond segment led by Douglas County Nebraska Hospital Authority revenue bonds issued for Madonna Rehabilitation Hospital.
Fiscal Year Detractors
•
The airport segment revenue bonds issued by Greater Orlando FL Aviation Authority, Metropolitan Washington Airport Authority, Miami-Dade County Florida Aviation Authority and San Diego County California Regional Airport. Strong income returns were offset by modest (unrealized) price declines due to rising interest rates.

Turning to portfolio metrics, over the past year the average effective duration of our Fund increased to 3.7 years from 3.0 years, and the average effective maturity of our bonds increased to 4.1 years from 3.4 years. Overall asset quality of our portfolio remains high, with approximately 84% rated A or better by a number of nationally recognized statistical rating organizations, credit rating agencies recognized by the U.S. Securities and Exchange Commission.
Please see the following page for additional details regarding the breakdown of our investment holdings by state, sector and rating. Our investments may be wide-ranging, but our analysis is the same. We strive to own only those investments we believe compensate us for the incremental credit risk we assume. Our overall goal is to invest in a portfolio of bonds of varying maturities that we believe represents attractive risk-adjusted returns, taking into consideration the general level of interest rates and the credit quality of each investment. We will invest one security at a time, relying on a fundamental research-based investment approach, and remain well-positioned with cash and other short-term securities (approximately 25% of Fund assets) to take advantage of any market weakness.
The Fund seeks income that is exempt from federal and Nebraska personal income taxes, but income from the Fund may be subject to federal alternative minimum tax and capital gains taxes.
27  | Q1 2018 ANNUAL REPORT

NEBRASKA TAX-FREE INCOME FUND (CONTINUED)

Returns
	Annualized
	Since Inception
	(10/01/1985)	20-year	10-year	5-year	3-year	1-year	Quarter
WNTFX	4.54%	3.16%	2.16%	0.61%	0.20%	(0.07)%	(0.89)%
5-Year Municipal Bond	—	3.97	3.28	1.54	1.27	0.65	(0.57)

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Nebraska Tax-Free Income Fund for the period March 31, 2008 through March 31, 2018, as compared with the growth of the 5-Year Municipal Bond Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

Financial Attributes

Portfolio Summary
Average Maturity(c)	5.2 years
Average Effective Maturity(c)	4.1 years
Average Duration(c)	3.6 years
Average Effective Duration(c)	3.7 years
Average Coupon(c)	3.7%
30-Day SEC Yield	1.29%
Municipals exempt from federal and Nebraska income taxes	87.0%
Municipals subject to alternative minimum tax	5.1%

Maturity Distribution(c)

Maturity Type	% of Portfolio
Cash Equivalents	5.2
Less than 1 Year	20.1
1 - 3 Years	18.1
3 - 5 Years	22.9
5 - 7 Years	7.5
7 - 10 Years	23.3
10 Years or more	2.9
100.0

(a)
The Fund receives credit quality ratings on underlying securities of the Portfolio when available from credit rating agencies. The Fund will use one rating for an underlying security if that is all that is provided. Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by an independent rating agency.

(b)	Percent of net assets
(c)	Source: Bloomberg Analytics

State Breakdown
% of Net Assets
Nebraska	87.0
Florida	2.7
Texas	1.6
District of Columbia	1.0
Iowa	0.4
Washington	0.4
California	0.4
Colorado	0.2
Illinois	0.2
Cash Equivalents/Other	6.1
100.0

Credit Quality(a)(c)

Underlying Securities	% of Portfolio
Aaa/AAA	2.2
Aa/AA	57.9
A/A	24.3
Baa/BBB	3.2
Non-Rated	7.2
Cash Equivalents	5.2
100.0

Sector Breakdown
% of Net Assets
Power	21.6
Higher Education	10.3
Airport/Transportation	6.9
Hospital	6.6
Lease	5.8
Certificates of Participation	5.6
Water/Sewer	3.6
Housing	1.8
General	1.2
Total Revenue	63.4
School District	8.7
City/Subdivision	5.5
County	2.2
Natural Resource District	1.1
Total General Obligation	17.5
Escrow/Pre-Refunded	13.0
Cash Equivalents/Other	6.1
100.0

Returns assume reinvestment of dividends and redemption at the end of each period, and reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent prospectus are 0.80% of the Fund’s net assets. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/ or reimbursements. Performance data represents past performance, which does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_ performance/fund_ performance.fs.
See page 6 for additional performance disclosures. See page 70 for a description of all indices.
Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
28	Q1 2018 ANNUAL REPORT

WEITZINVESTMENTS.COM
VALUE FUND
Schedule of Investments
March 31, 2018

Common Stocks – 87.3%
	% of Net
Consumer Discretionary	Assets	Shares	$ Value
Cable & Satellite	15.6
Liberty Broadband Corp. - Series C*		650,000	55,698,500
Liberty Global plc - Class C* (c)		950,000	28,908,500
Comcast Corp. - Class A		550,000	18,793,500
Liberty SiriusXM Group - Series C*		460,000	18,791,000

Internet & Direct Marketing Retail	3.3
Amazon.com, Inc.*		11,500	16,644,410
Booking Holdings Inc.*		4,700	9,777,833

Multiline Retail	3.3
Dollar Tree, Inc.*		275,000	26,097,500

Movies & Entertainment	2.1
Twenty-First Century Fox, Inc. - Class A		450,000	16,510,500

Automotive Retail	1.1
CarMax, Inc.*		135,000	8,361,900
	25.4		199,583,643
Information Technology

IT Services	11.4
Mastercard Inc. - Class A		200,000	35,032,000
Visa Inc. - Class A		210,000	25,120,200
Accenture plc - Class A(c)		105,000	16,117,500
DXC Technology Co.		130,000	13,068,900

Internet Software & Services	7.0
Alphabet, Inc. - Class C*		38,000	39,208,020
Facebook, Inc. - Class A*		100,000	15,979,000

Software	4.0
Oracle Corp.		685,000	31,338,750
	22.4		175,864,370
Health Care

Pharmaceuticals	6.0
Allergan plc(c)		280,000	47,121,200

Health Care Services	4.8
Laboratory Corp. of America Holdings*		232,000	37,526,000

Life Sciences Tools & Services	3.1
Thermo Fisher Scientific Inc.		118,000	24,362,280

Health Care Equipment	1.2
Danaher Corp.		100,000	9,791,000
	15.1		118,800,480
Financials

Diversified Financial Services	9.1
Berkshire Hathaway Inc. - Class B*		360,000	71,812,800

Insurance Brokers	3.0
Aon plc - Class A(c)		165,000	23,154,450

Diversified Banks	2.0
Wells Fargo & Co.		295,000	15,460,950
	14.1		110,428,200
Materials

Industrial Gases	2.8
Praxair, Inc.		155,000	22,366,500

Fertilizers & Agricultural Chemicals	2.6
Monsanto Co.		175,000	20,420,750
	5.4		42,787,250

		$ Principal
	% of Net	Amount or
Consumer Staples	Assets	Shares	$ Value
Beverages	2.0
Diageo plc - Sponsored ADR(c)		115,000	15,573,300

Energy

Oil & Gas Exploration & Production	1.7
Pioneer Natural Resources Co.		80,000	13,742,400

Industrials

Aerospace & Defense	1.2
TransDigm Group, Inc.		30,000	9,208,200
Total Common Stocks (Cost $415,636,687)			685,987,843

Cash Equivalents – 12.8%

U.S. Treasury Bills, 1.28% to 1.80%,
4/26/18 to 8/16/18(a)		93,000,000	92,727,234

State Street Institutional U.S. Government Money
Market Fund - Premier Class 1.58%(b)		7,701,256	7,701,256
Total Cash Equivalents (Cost $100,441,785)			100,428,490
Total Investments in Securities (Cost $516,078,472)			786,416,333
Other Liabilities in Excess of Other Assets - (0.1%)			(1,012,477)
Net Assets - 100%			785,403,856
Net Asset Value Per Share - Investor Class			42.92
Net Asset Value Per Share - Institutional Class			43.29

*	Non-income producing
(a)	Interest rates presented represent the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at March 31, 2018.
(c)	Foreign domiciled entity

The accompanying notes form an integral part of these financial statements.
29 | Q1 2018 ANNUAL REPORT

PARTNERS VALUE FUND
Schedule of Investments
March 31, 2018

Common Stocks – 85.4%
	% of Net
Consumer Discretionary	Assets	Shares	$ Value
Cable & Satellite	21.2
Liberty Broadband Corp.*
Series A		165,000	13,992,000
Series C		550,000	47,129,500
Liberty Global plc - Class C* (c)		1,200,000	36,516,000
Liberty SiriusXM Group*
Series A		120,000	4,932,000
Series C		450,000	18,382,500
Liberty Latin America Ltd. - Class C* (c)		725,000	13,840,250
GCI Liberty, Inc. - Class A*		100,000	5,286,000

Internet & Direct Marketing Retail	3.0
QVC Group - Series A*		800,000	20,136,000

Broadcasting	2.1
Discovery Communications, Inc. - Class C*		700,000	13,664,000

Consumer Durables & Apparel	1.5
Tupperware Brands Corp.		200,000	9,676,000

Automotive Retail	1.0
CarMax, Inc.*		110,000	6,813,400
	28.8		190,367,650
Information Technology

IT Services	10.4
Visa Inc. - Class A		295,000	35,287,900
Mastercard Inc. - Class A		130,000	22,770,800
DXC Technology Co.		107,143	10,771,086

Internet Software & Services	4.1
Alphabet, Inc. - Class C*		26,000	26,826,540

Software	3.1
Oracle Corp.		445,000	20,358,750

Semiconductors &
Semiconductor Equipment	3.0
Texas Instruments, Inc.		190,000	19,739,100

Electronic Equipment, Instruments
& Components	1.1
FLIR Systems, Inc.		150,000	7,501,500
	21.7		143,255,676
Financials

Diversified Financial Services	9.5
Berkshire Hathaway Inc. - Class B*		315,000	62,836,200

Mortgage REITs	3.3
Redwood Trust, Inc.		1,400,000	21,658,000

Insurance Brokers	2.8
Aon plc - Class A(c)		132,500	18,593,725

Diversified Banks	1.8
Wells Fargo & Co.		225,000	11,792,250
	17.4		114,880,175
Health Care

Health Care Services	4.9
Laboratory Corp. of America Holdings*		200,000	32,350,000

Pharmaceuticals	4.1
Allergan plc(c)		160,000	26,926,400

Health Care Equipment	0.7
Danaher Corp.		50,000	4,895,500
	9.7		64,171,900

		$ Principal
	% of Net	Amount
Industrials	Assets	or Shares	$ Value
Machinery	5.7
Colfax Corp.*		600,000	19,140,000
Allison Transmission Holdings, Inc.		465,000	18,162,900
	5.7		37,302,900
Materials

Specialty Chemicals	2.1
Axalta Coating Systems Ltd.* (c)		450,000	13,585,500
Total Common Stocks (Cost $333,314,884)			563,563,801

Cash Equivalents – 15.2%

U.S. Treasury Bills, 1.27% to 1.80%,
4/26/18 to 8/16/18(a)		87,000,000	86,752,714

State Street Institutional U.S. Government Money
Market Fund - Premier Class 1.58%(b)		13,413,547	13,413,547
Total Cash Equivalents (Cost $100,180,354)			100,166,261
Total Investments in Securities (Cost $433,495,238)			663,730,062
Other Liabilities in Excess of Other Assets - (0.6%)			(3,608,121)
Net Assets - 100%			660,121,941
Net Asset Value Per Share - Investor Class			31.31
Net Asset Value Per Share - Institutional Class			31.59

*	Non-income producing
(a)	Interest rates presented represent the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at March 31, 2018.
(c)	Foreign domiciled entity

The accompanying notes form an integral part of these financial statements.
30	Q1 2018 ANNUAL REPORT

WEITZINVESTMENTS.COM
PARTNERS III OPPORTUNITY FUND
Schedule of Investments
March 31, 2018

Common Stocks – 89.6%
	% of Net
Consumer Discretionary	Assets	Shares	$ Value
Cable & Satellite	23.5
Liberty Broadband Corp.* (c)
Series A		135,000	11,448,000
Series C		550,000	47,129,500
Liberty Global plc - Class C* (c) (d)		1,650,000	50,209,500
Liberty SiriusXM Group* (c)
Series A		200,000	8,220,000
Series C		400,000	16,340,000
GCI Liberty, Inc. - Class A* (c)		237,302	12,543,784
Liberty Latin America Ltd. - Class C* (c) (d)		400,000	7,636,000

Internet & Direct Marketing Retail	3.2
QVC Group - Series A* (c)		550,000	13,843,500
Liberty Expedia Holdings, Inc. - Series A* (c)		175,000	6,874,000

Broadcasting	1.5
Discovery Communications, Inc. - Class C*		500,000	9,760,000

Movies & Entertainment	1.5
Liberty Formula One Group* (c)
Series A		50,000	1,464,500
Series C		150,000	4,627,500
Liberty Braves Group* (c)
Series A		20,000	454,600
Series C		140,000	3,194,800

Automotive Retail	1.4
CarMax, Inc.*		150,000	9,291,000

Consumer Durables & Apparel	1.1
Tupperware Brands Corp.		150,000	7,257,000
	32.2		210,293,684
Information Technology

IT Services	11.9
Mastercard Inc. - Class A(c)		175,000	30,653,000
Visa Inc. - Class A		225,000	26,914,500
DXC Technology Co.		200,000	20,106,000

Internet Software & Services	5.5
Alphabet, Inc. - Class C* (c)		27,000	27,858,330
XO Group, Inc.*		400,000	8,300,000

Semiconductors &
Semiconductor Equipment	2.8
Texas Instruments, Inc.(c)		180,000	18,700,200

Application Software	1.8
Intelligent Systems Corp.* # †		2,270,000	11,599,700

Software	0.7
Oracle Corp.		100,000	4,575,000
	22.7		148,706,730
Financials

Diversified Financial Services	12.2
Berkshire Hathaway Inc. - Class B* (c)		400,000	79,792,000

Mortgage REITs	4.6
Redwood Trust, Inc.(c)		1,950,000	30,166,500

Property & Casualty Insurance	0.5
Markel Corp.*		2,500	2,925,625
	17.3		112,884,125
Health Care

Pharmaceuticals	5.1
Allergan plc(d)		200,000	33,658,000

	$ Principal
	% of Net	Amount
	Assets	or Shares	$ Value
Health Care Services	4.9
Laboratory Corp. of America Holdings* (c)		200,000	32,350,000

Health Care Equipment	1.1
Danaher Corp.		70,000	6,853,700
	11.1		72,861,700
Industrials

Machinery	3.3
Colfax Corp.* (c)		675,000	21,532,500

Aerospace & Defense	3.0
Wesco Aircraft Holdings, Inc.*		1,900,000	19,475,000
	6.3		41,007,500
Total Common Stocks (Cost $342,592,424)			585,753,739

Cash Equivalents – 7.6%

U.S. Treasury Bills, 1.49% to 1.65%,
4/19/18 to 6/07/18(a)		38,000,000	37,904,587

State Street Institutional U.S. Government Money
Market Fund - Premier Class 1.58%(b)		12,194,490	12,194,490
Total Cash Equivalents (Cost $50,104,375)			50,099,077
Total Investments in Securities (Cost $392,696,799)			635,852,816
Due From Broker(c) - 31.8%			207,760,767
Securities Sold Short - (28.7%)			(187,620,500)
Options Written - (0.0%)			(50,000)
Other Liabilities in Excess of Other Assets - (0.3%)			(2,101,694)
Net Assets - 100%			653,841,389
Net Asset Value Per Share - Investor Class			14.28
Net Asset Value Per Share - Institutional Class			14.69

Securities Sold Short – (28.7%)

PowerShares QQQ Trust, Series 1		350,000	(56,045,500)
SPDR S&P 500 ETF Trust		500,000	(131,575,000)
Total Securities Sold Short (proceeds $142,330,693)			(187,620,500)

Options Written* – (0.0%)
		Shares
		subject
	$ Notional	to option
Covered Call Options
QVC Group - Series A, April 2018 / $27	2,700,000	100,000	(30,000)
QVC Group - Series A, April 2018 / $28	2,800,000	100,000	(20,000)
Total Options Written (premiums received $315,185)			(50,000)

*	Non-income producing
†	Controlled affiliate
#	Illiquid and/or restricted security.
(a)	Interest rates presented represent the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at March 31, 2018.
(c)	Fully or partially pledged as collateral on securities sold short and outstanding written options.
(d)	Foreign domiciled entity

The accompanying notes form an integral part of these financial statements.
31  | Q1 2018 ANNUAL REPORT

HICKORY FUND
Schedule of Investments
March 31, 2018

Common Stocks – 79.4%
	% of Net
Consumer Discretionary	Assets	Shares	$ Value
Cable & Satellite	23.1
Liberty Broadband Corp.*
Series A		50,000	4,240,000
Series C		210,000	17,994,900
Liberty SiriusXM Group*
Series A		75,000	3,082,500
Series C		180,000	7,353,000
GCI Liberty, Inc. - Class A*		185,000	9,779,100
Liberty Global plc - Class C* (c)		250,000	7,607,500
Liberty Latin America Ltd. - Class C* (c)		315,000	6,013,350

Movies & Entertainment	5.8
Lions Gate Entertainment Corp.(c)
Class A		125,000	3,228,750
Class B		150,000	3,612,000
Liberty Formula One Group*
Series A		27,500	805,475
Series C		125,000	3,856,250
Liberty Braves Group*
Series A		11,000	250,030
Series C		105,000	2,396,100

Internet & Direct Marketing Retail	5.6
QVC Group - Series A*		350,000	8,809,500
Liberty Expedia Holdings, Inc. - Series A*		125,000	4,910,000

Consumer Durables & Apparel	2.0
Tupperware Brands Corp.		100,000	4,838,000

Automotive Retail	1.4
Murphy USA Inc.*		45,000	3,276,000
	37.9		92,052,455
Industrials

Machinery	7.6
Colfax Corp.*		320,000	10,208,000
Allison Transmission Holdings, Inc.		210,000	8,202,600

Aerospace & Defense	3.0
Wesco Aircraft Holdings, Inc.*		700,000	7,175,000
	10.6		25,585,600
Information Technology

Software	5.3
ACI Worldwide, Inc.*		375,000	8,895,000
Guidewire Software, Inc.*		50,000	4,041,500

Internet Software & Services	2.4
XO Group, Inc.*		275,000	5,706,250
	7.7		18,642,750
Materials

Metals & Mining	3.0
Compass Minerals International, Inc.		120,000	7,236,000

Specialty Chemicals	2.7
Axalta Coating Systems Ltd.* (c)		220,000	6,641,800
	5.7		13,877,800
Telecommunication Services

Diversified Telecommunication Services 5.3
LICT Corp.* #		1,005	12,763,500

		$ Principal
	% of Net	Amount
Health Care	Assets	or Shares	$ Value
Health Care Services	5.0
Laboratory Corp. of America Holdings*		75,000	12,131,250

Financials

Mortgage REITs	4.0
Redwood Trust, Inc.		635,000	9,823,450

Real Estate

Equity REITs	3.2
Equity Commonwealth*		250,000	7,667,500
Total Common Stocks (Cost $112,518,782)			192,544,305

Cash Equivalents – 20.7%

U.S. Treasury Bills, 1.28% to 1.80%,
4/19/18 to 8/16/18(a)		46,500,000	46,375,299

State Street Institutional U.S. Government Money
Market Fund - Premier Class 1.58(b)		3,966,478	3,966,478
Total Cash Equivalents (Cost $50,347,384)			50,341,777
Total Investments in Securities (Cost $162,866,166)			242,886,082
Other Liabilities in Excess of Other Assets - (0.1%)			(278,007)
Net Assets - 100%			242,608,075
Net Asset Value Per Share			51.58

*	Non-income producing
#	Illiquid and/or restricted security.
(a)	Interest rates presented represent the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at March 31, 2018.
(c)	Foreign domiciled entity
The accompanying notes form an integral part of these financial statements.
32	Q1 2018 ANNUAL REPORT

WEITZINVESTMENTS.COM
BALANCED FUND
Schedule of Investments
March 31, 2018

Common Stocks – 44.5%
	% of Net
Information Technology	Assets	Shares	$ Value
IT Services	5.5
Visa Inc. - Class A		28,500	3,409,170
Mastercard Inc. - Class A		12,000	2,101,920
Accenture plc - Class A(e)		8,000	1,228,000

Software	3.8
Oracle Corp.		62,500	2,859,375
Guidewire Software, Inc.*		22,000	1,778,260

Semiconductors &
Semiconductor Equipment	2.0
Marvell Technology Group Ltd.(e)		60,000	1,260,000
Texas Instruments, Inc.		11,000	1,142,790

Internet Software & Services	1.4
Alphabet, Inc. - Class C*		1,700	1,754,043
	12.7		15,533,558
Health Care

Health Care Services	2.9
Laboratory Corp. of America Holdings*		22,000	3,558,500

Pharmaceuticals	2.1
Allergan plc(e)		15,000	2,524,350

Life Sciences Tools & Services	2.0
Thermo Fisher Scientific Inc.		12,000	2,477,520

Health Care Equipment	1.2
Danaher Corp.		15,000	1,468,650
	8.2		10,029,020
Materials

Construction Materials	2.1
Martin Marietta Materials, Inc.		6,500	1,347,450
Vulcan Materials Co.		11,000	1,255,870

Industrial Gases	2.1
Praxair, Inc.		18,000	2,597,400

Specialty Chemicals	1.4
Axalta Coating Systems Ltd.* (e)		55,000	1,660,450

Metals & Mining	1.1
Compass Minerals International, Inc.		23,000	1,386,900

Fertilizers & Agricultural Chemicals	1.0
Monsanto Co.		10,000	1,166,900
	7.7		9,414,970
Financials

Diversified Financial Services	3.0
Berkshire Hathaway Inc. - Class B*		18,500	3,690,380

Insurance Brokers	1.6
Aon plc - Class A(e)		14,000	1,964,620

Mortgage REITs	1.6
Redwood Trust, Inc.		125,000	1,933,750

Diversified Banks	1.2
JPMorgan Chase & Co.		12,500	1,374,625
	7.4		8,963,375
Consumer Discretionary

Cable & Satellite	4.1
Liberty Broadband Corp. - Series C*		32,500	2,784,925
Comcast Corp. - Class A		65,000	2,221,050

		$ Principal
	% of Net	Amount
	Assets	or Shares	$ Value
Multiline Retail	1.2
Dollar Tree, Inc.*		15,000	1,423,500
	5.3		6,429,475
Consumer Staples

Beverages	3.2
Diageo plc - Sponsored ADR(e)		15,000	2,031,300
Anheuser-Busch InBev SA/NV - Sponsored ADR(e)		17,000	1,868,980
	3.2		3,900,280

Total Common Stocks (Cost $38,162,140)			54,270,678

Corporate Bonds – 22.6%

American Express Credit Corp. 8.125% 5/20/19		500,000	529,611
Anheuser-Busch InBev Finance Inc. 1.9% 2/01/19		500,000	498,622
Apple Inc. 1.55% 2/08/19		1,000,000	992,331
Bank of America Corp.
2.6% 1/15/19		1,250,000	1,251,380
2.25% 4/21/20		1,000,000	984,246
Berkshire Hathaway Inc. (Finance Corp.)
2.0% 8/15/18		500,000	499,018
1.7% 3/15/19		800,000	794,608
4.25% 1/15/21		300,000	312,318
Broadcom Corp. 2.2% 1/15/21		1,000,000	971,601
Capital One Bank USA, N.A. 8.8% 7/15/19		500,000	535,920
Capital One Financial Corp. 2.45% 4/24/19		718,000	714,927
Diageo Capital plc 4.85% 5/15/18(e)		300,000	300,853
Discovery Communications, Inc. 2.2% 9/20/19		1,000,000	990,039
Dollar General Corp. 1.875% 4/15/18		1,079,000	1,078,538
Equity Commonwealth 5.875% 9/15/20		700,000	728,297
Fidelity National Information Services, Inc. 2.85% 10/15/18		800,000	800,469
First Republic Bank 2.375% 6/17/19		1,200,000	1,192,264
Ford Motor Credit Co. LLC 2.24% 6/15/18		500,000	499,415
Fortive Corp. 1.8% 6/15/19		500,000	494,099
Goldman Sachs Group, Inc.
2.9% 7/19/18		500,000	500,752
2.6% 12/27/20		500,000	492,926
JPMorgan Chase & Co.
1.625% 5/15/18		375,000	374,620
2.60725% 3/09/21 Floating Rate (Qtrly LIBOR + 55)		750,000	752,176
The Manitowoc Co., Inc. 12.75% 8/15/21(d)		500,000	565,000
Markel Corp.
7.125% 9/30/19		1,014,000	1,074,482
4.9% 7/01/22		410,000	431,758
3.625% 3/30/23		500,000	501,194
Marriott International, Inc. 3.0% 3/01/19		500,000	500,611
Moody’s Corp. 2.75% 7/15/19		559,000	557,314
QUALCOMM Inc. 1.85% 5/20/19		500,000	496,596
Roper Technologies, Inc. 2.05% 10/01/18		1,000,000	997,720
U.S. Bancorp 2.35% 1/29/21		1,000,000	985,726
Valmont Industries 6.625% 4/20/20		1,000,000	1,069,296
Wells Fargo & Co.
2.15% 1/15/19		1,000,000	995,715
2.125% 4/22/19		800,000	795,283
4.6% 4/01/21		1,250,000	1,298,097
WM Wrigley Jr. Co. 2.4% 10/21/18(d)		1,000,000	998,857
Total Corporate Bonds (Cost $27,774,428)			27,556,679

The accompanying notes form an integral part of these financial statements.
33  | Q1 2018 ANNUAL REPORT

BALANCED FUND (CONTINUED)

Corporate Convertible Bonds – 0.8%
	$ Principal
	Amount	$ Value
Redwood Trust, Inc. 5.625% 11/15/19 (Cost $998,214)	1,000,000	1,010,000

Asset-Backed Securities – 0.2%(c)

Flagship Credit Auto Trust (FCAT)(d)
2014-2 CL C — 3.95% 2020 (0.9 years) (Cost $253,129)	250,000	252,040

Mortgage-Backed Securities – 2.5%(c)

Federal Home Loan Mortgage Corporation

Collateralized Mortgage Obligations
3649 CL BW — 4.0% 2025 (2.5 years)	73,462	76,097

Pass-Through Securities
J14649 — 3.5% 2026 (2.9 years)	114,416	116,752
E02948 — 3.5% 2026 (3.0 years)	185,552	189,468
J16663 — 3.5% 2026 (3.1 years)	109,438	111,672
		493,989
Federal National Mortgage Association

Pass-Through Securities
MA0464 — 3.5% 2020 (0.9 years)	56,852	58,014
AR8198 — 2.5% 2023 (2.0 years)	152,416	151,745
MA1502 — 2.5% 2023 (2.2 years)	131,140	130,564
995755 — 4.5% 2024 (2.2 years)	17,216	17,955
AB1769 — 3.0% 2025 (2.9 years)	102,336	102,810
AB3902 — 3.0% 2026 (3.3 years)	181,465	182,308
AK3264 — 3.0% 2027 (3.3 years)	144,693	145,365
		788,761
Government National Mortgage Association

Pass-Through Securities
G2 5255 — 3.0% 2026 (3.3 years)	186,125	186,820

Non-Government Agency

Collateralized Mortgage Obligations
J.P. Morgan Mortgage Trust (JPMMT)(d)
2014-5 CL A1 — 3.0% 2029 (3.1 years)	247,549	245,428
2017-3 CL 2A2 — 2.5% 2047 (5.3 years)	916,959	894,474
Sequoia Mortgage Trust (SEMT)
2017-CH1 CL A11 — 3.5% 2047 (2.0 years)(d)	413,590	415,490
2012-1 CL 1A1 — 2.865% 2042 (3.0 years)	23,364	23,541
		1,578,933
Total Mortgage-Backed Securities (Cost $3,063,721)		3,048,503

U.S. Treasury – 26.6%

U.S. Treasury Notes
1.5% 8/31/18	2,000,000	1,996,855
0.875% 10/15/18	2,000,000	1,988,309
1.25% 11/30/18	2,000,000	1,990,052
1.125% 1/31/19	1,000,000	992,113
1.625% 3/31/19	1,000,000	995,058
1.25% 4/30/19	1,000,000	990,331
1.625% 7/31/19	1,000,000	992,601
1.625% 8/31/19	1,000,000	991,779
1.5% 10/31/19	1,000,000	988,318
1.375% 12/15/19	1,000,000	985,119
1.25% 1/31/20	1,000,000	981,700

	$ Principal
	Amount
	or Shares	$ Value
1.375% 2/15/20	1,000,000	983,353
1.5% 6/15/20	1,000,000	982,403
1.375% 8/31/20	1,000,000	977,099
2.0% 11/30/20	2,000,000	1,980,849
2.0% 2/28/21	1,000,000	988,849
1.375% 5/31/21	1,000,000	967,842
1.125% 8/31/21	1,000,000	956,403
1.875% 11/30/21	2,000,000	1,958,240
1.75% 2/28/22	1,000,000	972,349
2.125% 6/30/22	2,000,000	1,967,986
1.875% 8/31/22	1,000,000	972,490
2.0% 11/30/22	1,000,000	975,914
2.0% 2/15/23	1,000,000	974,247
1.625% 5/31/23	2,000,000	1,906,988
2.5% 8/15/23	1,000,000	995,082
Total U.S. Treasury (Cost $32,754,849)		32,452,329

Cash Equivalents – 2.6%

U.S. Treasury Bill 1.65% 4/19/18(a)	2,500,000	2,498,077

State Street Institutional U.S. Government Money
Market Fund - Premier Class 1.58%(b)	689,852	689,852
Total Cash Equivalents (Cost $3,187,826)		3,187,929
Total Investments in Securities (Cost $106,194,307)		121,778,158
Other Assets Less Other Liabilities — 0.2%		291,032
Net Assets - 100%		122,069,190
Net Asset Value Per Share		14.20

*	Non-income producing
(a)	Interest rates presented represent the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at March 31, 2018.
(c)	Number of years indicated represents estimated average life.
(d)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(e)	Foreign domiciled entity

The accompanying notes form an integral part of these financial statements.
34	Q1 2018 ANNUAL REPORT

WEITZINVESTMENTS.COM
CORE PLUS INCOME FUND
Schedule of Investments
March 31, 2018

Corporate Bonds – 28.2%
	$ Principal
	Amount	$ Value
Anheuser-Busch InBev Finance Inc. 3.3% 2/01/23	200,000	200,266
AT&T Inc. 3.9% 8/14/27	750,000	756,099
Bank of America Corp. 2.25% 4/21/20	300,000	295,274
Berkshire Hathaway Inc. Finance Corp. 3.0% 5/15/22	200,000	200,148
Boardwalk Pipelines LLC 5.75% 9/15/19	225,000	232,830
Boston Properties LP 3.125% 9/01/23	555,000	545,377
Broadcom Corp. 3.125% 1/15/25	350,000	331,177
Calumet Specialty Products Partners LP
11.5% 1/15/21(c)	80,000	89,450
6.5% 4/15/21	350,000	341,250
7.625% 1/15/22	357,000	355,215
CNX Resources Corp. 5.875% 4/15/22	92,000	92,805
Discovery Communications, Inc. 2.95% 3/20/23	400,000	385,757
Dominion Resources, Inc. 2.962% 7/01/19	100,000	99,839
Donnelley Financial Solutions, Inc. 8.25% 10/15/24	108,000	114,615
Equifax Inc. 2.3% 6/01/21	100,000	97,015
Equity Commonwealth 5.875% 9/15/20	1,319,000	1,372,320
FLIR Systems, Inc. 3.125% 6/15/21	400,000	396,425
Goldman Sachs Group, Inc. 2.9669% 4/30/18 Floating
Rate (Qtrly LIBOR + 120)	137,000	137,079
Invista B.V. 4.25% 10/15/19(c)	150,000	150,540
iStar Inc. 5.0% 7/01/19	250,000	250,949
JPMorgan Chase & Co. 2.60725% 3/09/21
Floating Rate (Qtrly LIBOR + 55)	150,000	150,435
L Brands, Inc. 5.625% 2/15/22	40,000	41,700
The Manitowoc Co., Inc. 12.75% 8/15/21(c)	550,000	621,500
Markel Corp.
7.125% 9/30/19	125,000	132,456
4.9% 7/01/22	250,000	263,267
3.625% 3/30/23	200,000	200,478
MPLX LP 4.875% 6/01/25	190,000	198,578
NGL Energy Partners LP
5.125% 7/15/19	565,000	565,000
7.5% 11/01/23	148,000	149,110
NXP BV 4.625% 6/01/23(c) (d)	100,000	102,030
QVC, Inc. 3.125% 4/01/19	100,000	99,964
Range Resources Corp. 5.0% 8/15/22	301,000	292,722
RELX plc 3.5% 3/16/23	200,000	200,416
Sprint Spectrum Co. LLC 3.36% 3/20/23(c) (e)	218,750	217,930
TC PipeLines LP
4.65% 6/15/21	160,000	164,634
4.375% 3/13/25	45,000	45,436
Valmont Industries, Inc. 6.625% 4/20/20	500,000	534,648
Wells Fargo & Co.
4.6% 4/01/21	400,000	415,391
2.1% 7/26/21	200,000	193,196
Total Corporate Bonds (Cost $11,026,051)		11,033,321

Corporate Convertible Bonds – 2.5%

Redwood Trust, Inc.
4.625% 4/15/18	475,000	477,375
5.625% 11/15/19	150,000	151,500
4.75% 8/15/23	350,000	340,130
Total Corporate Convertible Bonds (Cost $975,821)		969,005

Asset-Backed Securities – 26.7%(b)
	$ Principal
	Amount	$ Value
AmeriCredit Automobile Receivables Trust (AMCAR)
2015-2 CL D — 3.0% 2021 (1.4 years)	110,000	110,023
Ascentium Equipment Receivables Trust (ACER)(c)
2015-2A CL B — 2.62% 2019 (0.4 years)	114,000	113,948
2016-2A CL E — 6.79% 2024 (2.5 years)	422,000	445,408
Chrysler Capital Auto Receivables Trust (CCART)(c)
2014-BA CL D — 3.44% 2021 (0.7 years)	108,000	108,429
Commercial Credit Group Receivables Trust (CCG)(c)
2017-1 CL A1 — 1.35% 2018 (0.0 years)	9,114	9,114
Conn Funding II, LP (CONN)(c)
2017-A CL A — 2.73% 2019 (0.1 years)	25,601	25,600
2017-B CL A — 2.73% 2020 (0.4 years)	250,571	250,178
Credit Acceptance Auto Loan Trust (CAALT)(c)
2015-2A CL C — 3.76% 2024 (0.7 years)	250,000	250,796
2016-2A CL C — 4.29% 2024 (1.4 years)	260,000	263,120
DT Auto Owner Trust (DTAOT)(c)
2016-1A CL C — 3.54% 2021 (0.3 years)	156,603	157,052
2016-3A CL C — 3.15% 2022 (0.6 years)	120,000	120,172
Enterprise Fleet Financing LLC (EFF)(c)
2017-2 CL A2 — 1.97% 2023 (1.0 years)	350,000	347,546
Exeter Automobile Receivables Trust (EART)(c)
2016-3A CL A — 1.84% 2020 (0.3 years)	49,204	49,065
2017-3A CL A — 2.05% 2021 (0.7 years)	280,454	278,959
2016-3A CL B — 2.84% 2021 (1.1 years)	368,000	368,346
2016-2A CL C — 5.96% 2022 (1.3 years)	480,000	498,629
2017-2A CL B — 2.82% 2022 (1.5 years)	160,000	158,987
First Investors Auto Owners Trust (FIAOT)(c)
2015-2A CL D — 4.22% 2021 (2.0 years)	287,000	289,243
Flagship Credit Auto Trust (FCAT)(c)
2014-2 CL C — 3.95% 2020 (0.9 years)	460,000	463,754
2015-2 CL B — 3.08% 2021 (1.0 years)	315,000	315,099
GM Financial Automobile Leasing Trust (GMALT)
2015-2 CL C — 2.99% 2019 (0.2 years)	150,000	150,103
Honor Automobile Trust Securitization (HATS)(c)
2016-1A CL A — 2.94% 2019 (0.2 years)	62,258	62,284
2016-1A CL B — 5.76% 2021 (0.6 years)	400,000	408,674
Marlette Funding Trust (MFT)(c)
2016-1A CL A — 3.06% 2023 (0.1 years)	47,457	47,457
2017-1A CL A — 2.827% 2024 (0.5 years)	152,250	152,300
2016-1A CL B — 4.78% 2023 (0.6 years)	500,000	506,131
2017-1A CL B — 4.114% 2024 (1.2 years)	350,000	352,834
2016-1A CL C — 9.09% 2023 (1.4 years)	100,000	105,849
OneMain Direct Auto Receivables Trust (ODART)(c)
2016-1A CL A — 2.04% 2021 (0.1 years)	27,581	27,565
2016-1A CL B — 2.76% 2021 (0.4 years)	250,000	250,006
2016-1A CL C — 4.58% 2021 (0.8 years)	350,000	350,741
2017-1A CL B — 2.88% 2021 (2.0 years)	200,000	197,760
OneMain Financial Issuance Trust (OMFIT)(c)
2014-2A CL C — 4.33% 2024 (0.4 years)	300,000	301,326
2015-1A CL A — 3.19% 2026 (0.7 years)	200,640	201,324
2014-2A CL D — 5.31% 2024 (0.9 years)	100,000	100,513
2015-2A CL C — 4.32% 2025 (1.4 years)	200,000	199,765
2015-2A CL D — 5.64% 2025 (1.9 years)	280,000	284,506
2015-1A CL D — 6.63% 2026 (2.3 years)	400,000	402,388
Santander Drive Auto Receivables Trust (SDART)
2014-1 CL D — 2.91% 2020 (0.2 years)	345,455	345,841
2016-3 CL B — 1.89% 2021 (0.8 years)	269,000	267,702
2014-5 CL D — 3.21% 2021 (1.0 years)	80,000	80,419
SoFi Consumer Loan Program LLC (SCLP)(c)
2016-2 CL A — 3.09% 2025 (1.0 years)	376,948	377,609
2016-3 CL A — 3.05% 2025 (1.2 years)	98,803	98,756
2017-1 CL A — 3.28% 2026 (1.3 years)	56,007	56,126

The accompanying notes form an integral part of these financial statements.
35  | Q1 2018 ANNUAL REPORT

CORE PLUS INCOME FUND (CONTINUED)

	$ Principal
	Amount	$ Value
Springleaf Funding Trust (SLFT)(c)
2015-AA CL A — 3.16% 2024 (0.6 years)	176,558	176,738
2015-AA CL C — 5.04% 2024 (2.0 years)	200,000	200,189
Westlake Automobile Receivables Trust (WLAKE)(c)
2017-1A CL C — 2.7% 2022 (1.2 years)	117,000	116,712
Total Asset-Backed Securities (Cost $10,464,147)		10,445,086

Commercial Mortgage-Backed Securities – 3.1%(b)

FORT CRE LLC (FCRE)(c)
2016-1A CL A2 — 3.86125% 2036 Floating Rate
(Mthly LIBOR + 150) (0.3 years)	200,000	201,404
TPG Real Estate Finance (TRTX)(c) (d)
2018-FL1 CL AS — 2.538% 2035 Floating Rate
(Mthly LIBOR + 95) (1.5 years)	400,000	400,750
VMC Finance LLC (VMC)(c)
2018-FL1 CL AS — 2.77926% 2035 Floating Rate
(Mthly LIBOR + 120) (2.1 years)	400,000	401,709
VSD LLC (VSD)(c)
2017-PLT1 CL A — 3.6% 2043 (0.6 years)	223,840	223,537
Total Commercial Mortgage-Backed Securities (Cost $1,223,840)		1,227,400

Mortgage-Backed Securities – 4.3%(b)

Federal National Mortgage Association

Pass-Through Securities
932836 — 3.0% 2025 (2.9 years)	87,153	87,555

Non-Government Agency

Collateralized Mortgage Obligations
COLT Funding LLC (COLT)(c)
2017-2 CL A1A — 2.415% 2047 (1.2years)	321,234	322,520
Flagstar Mortgage Trust (FSMT)(c)
2017-1 CL 2A2 — 3.0% 2047 (6.4 years)	318,037	315,174
J.P. Morgan Mortgage Trust (JPMMT)(c)
2016-3 CL 2A1 — 3.0% 2046 (4.0 years)	316,374	313,525
2017-3 CL 2A2 — 2.5% 2047 (5.3 years)	320,936	313,066
Sequoia Mortgage Trust (SEMT)(c)
2017-CH1 CL A11 — 3.5% 2047 (2.0 years)	330,872	332,392
		1,596,677
Total Mortgage-Backed Securities (Cost $1,708,817)		1,684,232

Taxable Municipal Bonds – 1.1%

Alderwood Water and Wastewater District, Washington, Water
& Sewer Revenue, Series B, 5.15% 12/01/25 (Cost $418,677)	400,000	420,264

U.S. Treasury – 32.6%

U.S. Treasury Notes/Bonds
2.0% 5/31/21	500,000	493,451
2.0% 2/15/23	545,000	530,965
2.75% 11/15/23	710,000	714,889
2.5% 5/15/24	1,000,000	991,325

	$ Principal
	Amount
	or Shares	$ Value
2.0% 5/31/24	600,000	577,454
2.0% 2/15/25	970,000	927,769
2.25% 11/15/25	1,000,000	967,499
1.625% 5/15/26	760,000	698,712
1.5% 8/15/26	350,000	317,486
2.0% 11/15/26	1,650,000	1,555,358
2.25% 2/15/27	1,875,000	1,801,140
2.375% 5/15/27	2,000,000	1,939,345
2.5% 5/15/46	1,400,000	1,270,368
Total U.S. Treasury (Cost $13,187,572)		12,785,761

Common Stocks – 0.9%

Equity Commonwealth*	4,000	122,680
Redwood Trust, Inc.	14,850	229,729
Total Common Stocks (Cost $295,612)		352,409

Cash Equivalents – 0.0%

State Street Institutional U.S. Government Money
Market Fund - Premier Class 1.58%(a)	24,390	24,390
Total Cash Equivalents (Cost $24,390)		24,390
Total Investments in Securities (Cost $39,324,927)		38,941,868
Other Assets Less Other Liabilities — 0.6%		226,466
Net Assets - 100%		39,168,334
Net Asset Value Per Share - Investor Class		10.09
Net Asset Value Per Share - Institutional Class		10.10

*	Non-income producing
(a)	Rate presented represents the annualized 7-day yield at March 31, 2018.
(b)	Number of years indicated represents estimated average life.
(c)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(d)	Foreign domiciled entity
(e)	Annual sinking fund
The accompanying notes form an integral part of these financial statements.
36	Q1 2018 ANNUAL REPORT

WEITZINVESTMENTS.COM
SHORT DURATION INCOME FUND
Schedule of Investments
March 31, 2018

Corporate Bonds – 38.5%
	$ Principal
	Amount	$ Value
ACI Worldwide, Inc. 6.375% 8/15/20(c)	250,000	252,898
American Express Co. 8.125% 5/20/19	5,616,000	5,948,590
American Express Credit Corp. 2.25% 8/15/19	11,042,000	10,978,924
Anheuser-Busch InBev Finance Inc.
2.2% 8/01/18	5,000,000	4,996,332
1.9% 2/01/19	13,000,000	12,964,168
3.3% 2/01/23	4,800,000	4,806,379
Apple Inc. 1.55% 2/08/19	1,000,000	992,331
AT&T Inc.
2.375% 11/27/18	5,368,000	5,366,416
2.85% 2/14/23	1,000,000	1,005,411
Bank of America Corp.
1.95% 5/12/18	105,000	104,952
2.65% 4/01/19	6,175,000	6,172,339
2.25% 4/21/20	12,000,000	11,810,955
Berkshire Hathaway Inc.
2.1% 8/14/19	2,750,000	2,741,205
Finance Corp.
5.4% 5/15/18	5,000,000	5,015,843
2.0% 8/15/18	2,500,000	2,495,091
1.7% 3/15/19	2,400,000	2,383,825
2.02802% 1/10/20 Floating Rate (Qtrly LIBOR + 32)	7,000,000	7,016,315
2.9% 10/15/20	3,000,000	3,019,349
4.25% 1/15/21	4,200,000	4,372,453
Boardwalk Pipelines LLC 5.75% 9/15/19	11,008,000	11,391,063
Boston Properties LP
5.875% 10/15/19	11,440,000	11,883,766
3.125% 9/01/23	9,560,000	9,394,235
Calumet Specialty Products Partners LP
11.5% 1/15/21(c)	450,000	503,156
7.625% 1/15/22	900,000	895,500
Capital One Bank USA, N.A.
2.3% 6/05/19	7,000,000	6,953,479
8.8% 7/15/19	3,500,000	3,751,437
Capital One Financial Corp. 2.5% 5/12/20	5,000,000	4,923,753
Citigroup Inc. 1.75% 5/01/18	2,872,000	2,870,218
Comcast Corp. 5.15% 3/01/20	3,000,000	3,122,071
Dell Inc. 3.48% 6/01/19(c)	5,000,000	5,023,695
Diageo Capital plc 4.85% 5/15/18(d)	3,941,000	3,952,212
Discovery Communications, Inc. 2.95% 3/20/23	1,600,000	1,543,030
Dominion Resources, Inc. 2.962% 7/01/19	9,883,000	9,867,136
eBay, Inc. 2.2% 8/01/19	3,000,000	2,975,448
Enterprise Products Partners LP 1.65% 5/07/18	2,545,000	2,542,617
Equifax Inc. 2.3% 6/01/21	2,900,000	2,813,431
Equity Commonwealth 5.875% 9/15/20	14,195,000	14,768,822
Expedia Group, Inc. 7.456% 8/15/18	10,000,000	10,167,086
Express Scripts Holding Co.
2.25% 6/15/19	8,955,000	8,901,737
7.25% 6/15/19	5,217,000	5,480,386
Fifth Third Bank 1.625% 9/27/19	2,000,000	1,965,901
First Republic Bank 2.375% 6/17/19	1,828,000	1,816,215
Flir Systems, Inc. 3.125% 6/15/21	2,600,000	2,576,761
Ford Motor Credit Co. LLC
2.943% 1/08/19	2,000,000	2,001,071
2.021% 5/03/19	10,000,000	9,897,157
1.897% 8/12/19	1,000,000	984,629
Fortive Corp. 1.8% 6/15/19	750,000	741,149
Goldman Sachs Group, Inc.
2.9669% 4/30/18 Floating Rate (Qtrly LIBOR + 120)	6,600,000	6,603,824
2.9% 7/19/18	2,500,000	2,503,759
2.88875% 12/13/19 Floating Rate (Qtrly LIBOR + 80)	6,250,000	6,289,750
2.90447% 4/23/20 Floating Rate (Qtrly LIBOR + 116)	5,479,000	5,557,302
2.6% 12/27/20	1,500,000	1,478,777

	$ Principal
	Amount	$ Value
Graham Holdings Co. 7.25% 2/01/19	8,500,000	8,793,250
Invista B.V. 4.25% 10/15/19(c)	2,980,000	2,990,728
JPMorgan Chase & Co.
6.3% 4/23/19	2,500,000	2,594,139
2.60725% 3/09/21 Floating Rate (Qtrly LIBOR + 55)	1,850,000	1,855,367
JPMorgan Chase Bank, N.A. 2.86108% 9/23/19 Floating
Rate (Qtrly LIBOR + 59)	12,000,000	12,062,333
The Manitowoc Co., Inc. 12.75% 8/15/21(c)	8,950,000	10,113,500
Markel Corp.
7.125% 9/30/19	11,859,000	12,566,356
5.35% 6/01/21	10,000,000	10,603,581
4.9% 7/01/22	3,850,000	4,054,313
Mattel, Inc. 2.35% 5/06/19	532,000	522,690
MetLife Global Funding I(c)
1.875% 6/22/18	1,000,000	998,673
1.75% 12/19/18	1,000,000	994,530
2.3% 4/10/19	2,000,000	1,990,797
Morgan Stanley 6.625% 4/01/18	2,400,000	2,400,000
NGL Energy Partners LP 5.125% 7/15/19	2,200,000	2,200,000
Omnicom Group, Inc. 6.25% 7/15/19	6,181,000	6,441,544
Plains All American Pipeline, LP 2.6% 12/15/19	1,345,000	1,328,019
QUALCOMM Inc. 1.85% 5/20/19	1,500,000	1,489,788
Range Resources Corp. 5.0% 8/15/22	11,876,000	11,549,410
RELX plc 3.5% 3/16/23	1,800,000	1,803,747
Republic Services, Inc. 3.8% 5/15/18	5,000,000	5,005,051
Roper Technologies, Inc. 2.05% 10/01/18	3,500,000	3,492,020
Sprint Spectrum Co. LLC 3.36% 3/20/23(c) (e)	4,156,250	4,140,664
U.S. Bancorp 2.35% 1/29/21	14,000,000	13,800,162
U.S. Bank, N.A. 2.0613% 1/24/20 Floating
Rate (Qtrly LIBOR + 32)	7,000,000	7,004,420
Valmont Industries, Inc. 6.625% 4/20/20	2,226,000	2,380,254
VEREIT, Inc. 3.0% 2/06/19	1,870,000	1,870,639
Walt Disney Co. 0.875% 7/12/19	1,000,000	979,135
Wells Fargo & Co.
2.15% 1/15/19	4,531,000	4,511,587
2.125% 4/22/19	2,800,000	2,783,492
4.6% 4/01/21	5,745,000	5,966,056
2.1% 7/26/21	10,100,000	9,756,418
3.5% 3/08/22	7,900,000	7,923,227
Wells Fargo Bank, N.A. 2.15% 12/06/19	10,000,000	9,893,736
Total Corporate Bonds (Cost $436,270,688)		435,443,975

Corporate Convertible Bonds – 5.5%

Redwood Trust, Inc.
4.625% 4/15/18	32,350,000	32,511,750
5.625% 11/15/19	14,850,000	14,998,500
4.75% 8/15/23	14,650,000	14,236,870
Total Corporate Convertible Bonds (Cost $61,845,005)		61,747,120

Asset-Backed Securities – 9.3%(b)

AmeriCredit Automobile Receivables Trust (AMCAR)
2013-5 CL D — 2.86% 2019 (0.2 years)	4,055,000	4,058,878
Ascentium Equipment Receivables Trust (ACER)(c)
2016-2A CL E — 6.79% 2024 (2.5 years)	1,600,000	1,688,750
Commercial Credit Group Receivables Trust (CCG)(c)
2017-1 CL A1 — 1.35% 2018 (0.0 years)	36,456	36,457
2018-1 CL A1 — 1.85% 2019 (0.3 years)	5,118,706	5,118,950

The accompanying notes form an integral part of these financial statements.
37  | Q1 2018 ANNUAL REPORT

SHORT DURATION INCOME FUND (CONTINUED)

	$ Principal
	Amount	$ Value
Conn Funding II, LP (CONN)(c)
2017-A CL A — 2.73% 2019 (0.1 years)	102,403	102,398
2017-B CL A — 2.73% 2020 (0.4 years)	2,568,355	2,564,325
Credit Acceptance Auto Loan Trust (CAALT)(c)
2015-1A CL B — 2.61% 2023 (0.1 years)	51,868	51,892
2016-2A CL C — 4.29% 2024 (1.4 years)	300,000	303,600
Enterprise Fleet Financing LLC (EFF)(c)
2017-2 CL A1 — 1.5% 2018 (0.0 years)	1,066,593	1,066,603
Exeter Automobile Receivables Trust (EART)(c)
2016-3A CL A — 1.84% 2020 (0.3 years)	1,672,936	1,668,221
2015-1A CL C — 4.1% 2020 (0.6 years)	650,000	655,710
2017-3A CL A — 2.05% 2021 (0.7 years)	2,874,652	2,859,333
2016-2A CL C — 5.96% 2022 (1.3 years)	5,100,000	5,297,937
Honor Automobile Trust Securitization (HATS)(c)
2016-1A CL A — 2.94% 2019 (0.2 years)	747,099	747,410
2016-1A CL B — 5.76% 2021 (0.6 years)	6,170,000	6,303,792
Marlette Funding Trust (MFT)(c)
2017-1A CL A — 2.827% 2024 (0.5 years)	2,283,754	2,284,499
2017-2A CL A — 2.39% 2024 (0.5 years)	3,044,981	3,038,184
2016-1A CL B — 4.78% 2023 (0.6 years)	2,500,000	2,530,657
2017-3A CL A — 2.36% 2024 (0.7 years)	2,347,984	2,339,555
2018-1A CL A — 2.61% 2028 (0.9 years)	4,213,232	4,207,247
2017-1A CL B — 4.114% 2024 (1.2 years)	1,650,000	1,663,359
2017-2A CL B — 3.19% 2024 (1.3 years)	3,000,000	2,993,275
OneMain Direct Auto Receivables Trust (ODART)(c)
2016-1A CL A — 2.04% 2021 (0.1 years)	413,712	413,475
2016-1A CL C — 4.58% 2021 (0.8 years)	9,650,000	9,670,425
2017-2A CL B — 2.55% 2023 (2.1 years)	7,000,000	6,880,199
OneMain Financial Issuance Trust (OMFIT)(c)
2014-2A CL C — 4.33% 2024 (0.4 years)	700,000	703,094
2015-2A CL C — 4.32% 2025 (1.4 years)	4,800,000	4,794,363
2015-2A CL D — 5.64% 2025 (1.9 years)	6,000,000	6,096,559
2015-1A CL D — 6.63% 2026 (2.3 years)	1,600,000	1,609,553
Santander Drive Auto Receivables Trust (SDART)
2014-1 CL D — 2.91% 2020 (0.2 years)	2,087,867	2,090,199
Securitized Term Auto Receivables Trust (SSTRT)(c) (d)
2017-2A CL A1 — 1.42% 2018 (0.1 years)	121,666	121,667
SoFi Consumer Loan Program LLC (SCLP)(c)
2018-1 CL A1 — 2.55% 2027 (0.9 years)	1,404,849	1,400,793
2016-2 CL A — 3.09% 2025 (1.0 years)	4,566,462	4,574,462
2016-3 CL A — 3.05% 2025 (1.2 years)	889,224	888,802
2017-1 CL A — 3.28% 2026 (1.3 years)	784,099	785,761
Springleaf Funding Trust (SLFT)(c)
2015-AA CL A — 3.16% 2024 (0.6 years)	6,665,053	6,671,864
2015-AA CL C — 5.04% 2024 (2.0 years)	6,800,000	6,806,411
Total Asset-Backed Securities (Cost $105,370,153)		105,088,659

Commercial Mortgage-Backed Securities – 0.8%(b)

FORT CRE LLC (FCRE)(c)
2016-1A CL A1 — 3.36125% 2036 Floating Rate
(Mthly LIBOR + 150) (0.2 years)	339,410	339,490
TPG Real Estate Finance (TRTX)(c) (d)
2018-FL1 CL A — 2.338% 2035 Floating Rate
(Mthly LIBOR + 75) (1.1 years)	3,500,000	3,506,562
VMC Finance LLC (VMC)(c)
2018-FL1 CL A — 2.39926% 2035 Floating Rate
(Mthly LIBOR + 82) (1.4 years)	2,000,000	2,002,998
VSD LLC (VSD)(c)
2017-PLT1 CL A — 3.6% 2043 (0.6 years)	3,693,353	3,688,366
Total Commercial Mortgage-Backed Securities (Cost $9,532,764)		9,537,416

Mortgage-Backed Securities – 16.2%(b)
	$ Principal
Federal Home Loan Mortgage Corporation	Amount	$ Value
Collateralized Mortgage Obligations
3815 CL AD — 4.0% 2025 (0.2 years)	47,764	47,863
3844 CL AG — 4.0% 2025 (0.5 years)	354,998	356,602
4281 CL AG — 2.5% 2028 (2.4 years)	1,426,646	1,404,642
3649 CL BW — 4.0% 2025 (2.5 years)	1,887,962	1,955,689
2952 CL PA — 5.0% 2035 (3.0 years)	477,292	495,668
3620 CL PA — 4.5% 2039 (3.9 years)	1,280,141	1,338,387
3842 CL PH — 4.0% 2041 (4.7 years)	1,340,996	1,378,508
3003 CL LD — 5.0% 2034 (4.8 years)	1,313,319	1,394,978
4107 CL LA — 2.5% 2031 (5.2 years)	6,957,664	6,585,578
4107 CL LW — 1.75% 2027 (7.8 years)	3,920,550	3,496,284
		18,454,199
Pass-Through Securities
EO1386 — 5.0% 2018 (0.1 years)	831	836
G18190 — 5.5% 2022 (1.7 years)	20,658	21,472
G13300 — 4.5% 2023 (1.9 years)	127,430	132,478
G18296 — 4.5% 2024 (2.2 years)	328,269	341,326
G18306 — 4.5% 2024 (2.2 years)	683,142	710,311
G13517 — 4.0% 2024 (2.3 years)	453,807	467,814
G18308 — 4.0% 2024 (2.3 years)	708,969	731,215
J13949 — 3.5% 2025 (2.8 years)	4,045,546	4,136,109
J14649 — 3.5% 2026 (2.9 years)	3,154,622	3,219,019
E02804 — 3.0% 2025 (2.9 years)	2,577,589	2,591,758
E02948 — 3.5% 2026 (3.0 years)	7,236,556	7,389,267
J16663 — 3.5% 2026 (3.1 years)	6,571,488	6,705,635
E03033 — 3.0% 2027 (3.2 years)	3,892,605	3,914,092
E03048 — 3.0% 2027 (3.3 years)	7,447,793	7,488,942
G01818 — 5.0% 2035 (5.0 years)	1,542,790	1,664,306
		39,514,580
Structured Agency Credit Risk Debt Notes
2013-DN1 CL M1 — 5.0207% 2023 Floating Rate
(Mthly LIBOR + 340) (0.3 years)	444,170	447,689
		58,416,468
Federal National Mortgage Association

Collateralized Mortgage Obligations
2010-145 CL PA — 4.0% 2024 (1.5 years)	564,344	571,550
2010-54 CL WA — 3.75% 2025 (2.0 years)	847,961	856,614
		1,428,164
Pass-Through Securities
251787 — 6.5% 2018 (0.1 years)	77	86
357414 — 4.0% 2018 (0.2 years)	12,896	13,271
254907 — 5.0% 2018 (0.3 years)	8,545	8,683
MA0464 — 3.5% 2020 (0.9 years)	896,507	914,839
357985 — 4.5% 2020 (1.1 years)	38,069	38,521
888595 — 5.0% 2022 (1.4 years)	103,420	107,171
888439 — 5.5% 2022 (1.5 years)	107,214	110,989
AD0629 — 5.0% 2024 (1.6 years)	396,911	414,244
995960 — 5.0% 2023 (1.7 years)	345,669	357,684
995693 — 4.5% 2024 (2.0 years)	673,835	702,482
AL0471 — 5.5% 2025 (2.0 years)	1,656,054	1,731,077
AR8198 — 2.5% 2023 (2.0 years)	4,465,041	4,445,384
AE0031 — 5.0% 2025 (2.1 years)	645,033	678,905
995692 — 4.5% 2024 (2.1 years)	560,081	584,043
MA1502 — 2.5% 2023 (2.2 years)	3,803,068	3,786,338
995755 — 4.5% 2024 (2.2 years)	843,581	879,808
890112 — 4.0% 2024 (2.2 years)	450,178	463,286
AA4315 — 4.0% 2024 (2.3 years)	932,025	959,268
MA0043 — 4.0% 2024 (2.3 years)	361,982	372,523
930667 — 4.5% 2024 (2.3 years)	539,506	562,592
AA5510 — 4.0% 2024 (2.3 years)	218,992	225,377
931739 — 4.0% 2024 (2.4 years)	242,680	249,834
AD7073 — 4.0% 2025 (2.7 years)	758,147	780,452
310139 — 3.5% 2025 (2.8 years)	4,914,447	5,014,942

The accompanying notes form an integral part of these financial statements.
38	Q1 2018 ANNUAL REPORT

WEITZINVESTMENTS.COM

	$ Principal
	Amount	$ Value
AH3429 — 3.5% 2026 (2.9 years)	12,923,324	13,211,990
AB1769 — 3.0% 2025 (2.9 years)	2,353,732	2,364,636
AB2251 — 3.0% 2026 (3.0 years)	2,930,637	2,944,234
AB3902 — 3.0% 2026 (3.3 years)	1,853,709	1,862,317
AK3264 — 3.0% 2027 (3.3 years)	4,716,994	4,738,903
AB4482 — 3.0% 2027 (3.4 years)	4,383,957	4,404,324
AL1366 — 2.5% 2027 (3.4 years)	3,275,186	3,234,607
555531 — 5.5% 2033 (4.3 years)	3,078,251	3,392,063
MA0587 — 4.0% 2030 (4.4 years)	4,640,140	4,797,356
725232 — 5.0% 2034 (4.5 years)	276,218	298,310
995112 — 5.5% 2036 (4.6 years)	1,327,870	1,461,303
		66,111,842
		67,540,006
Government National Mortgage Association

Pass-Through Securities
G2 5255 — 3.0% 2026 (3.3 years)	8,428,791	8,460,291

Non-Government Agency

Collateralized Mortgage Obligations
Citigroup Mortgage Loan Trust, Inc. (CMLTI)(c)
2014-A CL A — 4.0% 2035 (2.2 years)	1,519,934	1,572,147
COLT Funding LLC (COLT)(c)
2017-2 CL A1A — 2.415% 2047 (1.2 years)	4,544,290	4,562,473
Flagstar Mortgage Trust (FSMT)(c)
2017-1 CL 2A2 — 3.0% 2047 (6.4 years)	3,316,676	3,286,812
J.P. Morgan Mortgage Trust (JPMMT)(c)
2014-2 CL 2A2 — 3.5% 2029 (3.0 years)	3,742,850	3,787,296
2014-5 CL A1 — 3.0% 2029 (3.1 years)	7,178,930	7,117,431
2016-3 CL 2A1 — 3.0% 2046 (4.0 years)	3,041,935	3,014,545
2017-3 CL 2A2 — 2.5% 2047 (5.3 years)	12,516,490	12,209,568
Sequoia Mortgage Trust (SEMT)
2017-CH1 CL A11 — 3.5% 2047 (2.0 years)(c)	3,391,439	3,407,021
2012-4 CL A1 — 3.5% 2042 (2.1 years)	2,671,207	2,643,942
2012-1 CL 1A1 — 2.865% 2042 (3.0 years)	724,290	729,761
2013-4 CL A3 — 1.55% 2043 (4.4 years)	6,770,126	6,479,429
Washington Mutual, Inc. (WAMU)
2003-S7 CL A1 — 4.5% 2018 (0.1 years)	1,618	1,620
		48,812,045
Total Mortgage-Backed Securities (Cost $182,520,013)		183,228,810

Taxable Municipal Bonds – 0.4%

Iowa State University Revenue
5.8% 7/01/22, Pre-Refunded 7/01/18 @ 100	1,335,000	1,347,709
Kansas Development Finance Authority Revenue, Series 2015H
2.258% 4/15/19	1,000,000	998,530
2.608% 4/15/20	500,000	500,625
2.927% 4/15/21	750,000	753,885
Omaha, Nebraska Public Facilities Corp.,
Lease Revenue, Series B, Refunding 4.788% 6/01/18	1,000,000	1,004,130
Total Taxable Municipal Bonds (Cost $4,585,000)		4,604,879

U.S. Treasury – 26.6%

U.S. Treasury Notes
1.375% 6/30/18	25,000,000	24,973,608
0.75% 9/30/18	20,000,000	19,884,568
1.5% 12/31/18	10,000,000	9,957,375

	$ Principal
	Amount
	or Shares	$ Value
1.25% 1/31/19	15,000,000	14,896,927
0.875% 5/15/19	25,000,000	24,643,113
1.625% 6/30/19	10,000,000	9,932,654
1.5% 10/31/19	15,000,000	14,824,770
1.375% 1/31/20	15,000,000	14,765,340
1.625% 3/15/20	15,000,000	14,808,383
1.375% 8/31/20	10,000,000	9,770,992
2.125% 8/31/20	15,000,000	14,920,429
2.0% 11/30/20	20,000,000	19,808,489
1.125% 2/28/21	15,000,000	14,465,103
2.25% 3/31/21	12,000,000	11,947,460
1.375% 4/30/21	10,000,000	9,693,111
1.125% 7/31/21	15,000,000	14,367,203
2.0% 7/31/22	12,000,000	11,742,178
2.0% 2/15/23	7,500,000	7,306,853
1.5% 2/28/23	15,000,000	14,261,850
2.0% 5/31/24	15,000,000	14,436,344
2.25% 10/31/24	10,000,000	9,740,233
Total U.S. Treasury (Cost $305,338,020)		301,146,983

Common Stocks – 0.8%

Redwood Trust, Inc. (Cost $5,206,616)	545,000	8,431,150

Cash Equivalents – 1.6%

State Street Institutional U.S. Government Money
Market Fund - Premier Class 1.58%(a)	18,167,352	18,167,352
Total Cash Equivalents (Cost $18,167,352)		18,167,352
Total Investments in Securities (Cost $1,128,835,611)		1,127,396,344
Other Assets Less Other Liabilities — 0.3%		3,803,761
Net Assets - 100%		1,131,200,105
Net Asset Value Per Share - Investor Class		12.09
Net Asset Value Per Share - Institutional Class		12.11

(a)	Rate presented represents the annualized 7-day yield at March 31, 2018.
(b)	Number of years indicated represents estimated average life.
(c)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(d)	Foreign domiciled entity
(e)	Annual sinking fund

The accompanying notes form an integral part of these financial statements.
39  | Q1 2018 ANNUAL REPORT

ULTRA SHORT GOVERNMENT FUND
Schedule of Investments
March 31, 2018

Corporate Bonds – 17.7%
	$ Principal
	Amount	$ Value
American Express Co. 1.55% 5/22/18	775,000	773,886
Amgen Inc. 6.15% 6/01/18	975,000	979,887
AT&T Inc. 5.6% 5/15/18	1,936,000	1,942,756
Bank of America Corp.
6.875% 4/25/18	1,555,000	1,559,089
1.95% 5/12/18	1,725,000	1,724,219
Berkshire Hathaway Energy Co. 5.75% 4/01/18	950,000	950,000
Berkshire Hathaway Inc. (Finance Corp.) 5.4% 5/15/18	1,283,000	1,287,065
Citigroup Inc. 6.125% 5/15/18	600,000	602,358
Comcast Corp. 5.7% 5/15/18	1,730,000	1,736,608
Enterprise Products Partners LP 1.65% 5/07/18	1,500,000	1,498,596
Fidelity National Information Services, Inc. 2.0% 4/15/18	599,000	598,835
Ford Motor Credit Co. LLC
5.0% 5/15/18	700,000	701,723
2.24% 6/15/18	400,000	399,532
General Motors Financial Co. Inc. 3.25% 5/15/18	550,000	550,154
John Deere Capital Corp. 5.35% 4/03/18	500,000	500,000
Morgan Stanley
6.625% 4/01/18	1,200,000	1,200,000
2.125% 4/25/18	1,000,000	999,765
Republic Services, Inc. 3.8% 5/15/18	465,000	465,470
Total Corporate Bonds (Cost $18,477,993)		18,469,943

Asset-Backed Securities – 1.9%

Ally Auto Receivables Trust (ALLYA)
2014-2 CL C — 2.35% 2020 (1.0 years)	1,000,000	999,247
Commercial Credit Group Receivables Trust (CCG)(b)
2017-1 CL A1 — 1.35% 2018 (0.0 years)	72,913	72,913
2018-1 CL A1 — 1.85% 2019 (0.3 years)	818,993	819,032
Credit Acceptance Auto Loan Trust (CAALT)(b)
2015-1A CL B — 2.61% 2023 (0.1 years)	19,840	19,849
Securitized Term Auto Receivables Trust (SSTRT)(b) (c)
2017-2A CL A1 — 1.42% 2018 (0.1 years)	60,833	60,834
Total Asset-Backed Securities (Cost $1,971,833)		1,971,875

U.S. Treasury – 78.4%

U.S. Treasury Notes
0.75% 4/15/18	5,000,000	4,998,527
0.75% 4/30/18	4,500,000	4,497,097
1.0% 5/15/18	10,000,000	9,992,101
0.875% 5/31/18	5,000,000	4,993,291
1.125% 6/15/18	16,500,000	16,478,579
1.375% 7/31/18	12,500,000	12,482,346
1.5% 8/31/18	9,000,000	8,985,848
1.375% 9/30/18	7,500,000	7,479,754
1.75% 10/31/18	5,000,000	4,993,645
1.25% 11/15/18	6,750,000	6,718,507
Total U.S. Treasury (Cost $81,649,721)		81,619,695

Cash Equivalents – 1.2%
	Shares	$ Value
State Street Institutional U.S. Government Money
Market Fund - Premier Class 1.58%(a)	1,214,730	1,214,730
Total Cash Equivalents (Cost $1,214,730)		1,214,730
Total Investments in Securities (Cost $103,314,277)		103,276,243
Other Assets Less Other Liabilities — 0.8%		885,734
Net Assets – 100%		104,161,977
Net Asset Value Per Share		10.00

(a)	Rate presented represents the annualized 7-day yield at March 31, 2018.
(b)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally, to qualified institutional buyers.

(c)	Foreign domiciled entity

The accompanying notes form an integral part of these financial statements.
40	Q1 2018 ANNUAL REPORT

WEITZINVESTMENTS.COM
NEBRASKA TAX-FREE INCOME FUND
Schedule of Investments
March 31, 2018

Municipal Bonds – 93.9%
	% of Net	$ Principal
	Assets	Amount	$ Value
California	0.4
San Diego County Regional Airport Authority, Subordinate
Airport Revenue, Series 2017B, AMT, 5.0%, 7/01/25		200,000	230,076

Colorado	0.2
Colorado Bridge Enterprise, Senior Revenue, Central 70
Project, Series 2017, AMT, 4.0%, 12/31/23		100,000	106,269

District of Columbia	1.0
Metropolitan Washington Airports Authority, Aviation System
Revenue, Refunding, Series 2017A, AMT, 5.0%, 10/01/27		500,000	586,145

Florida	2.7
Greater Orlando Aviation Authority, Priority Subordinated
Airport Facilities Revenue, Series 2017A, AMT,
5.0%, 10/01/25		500,000	575,360
Miami, Dade County, Aviation Revenue,
Series 2010A, 4.25%, 10/01/18		1,000,000	1,012,900
			1,588,260
Illinois	0.2
Cook, Kane, Lake and McHenry Counties and State of
Illinois, General Obligation, Community College
District No. 512, Series 2009A, 5.0%, 12/01/23,
Pre-Refunded 12/01/18 @ 100		100,000	102,272

Iowa	0.4
Iowa Finance Authority, Hospital Revenue, Bond
Anticipation Notes, Shenandoah Medical Center Project,
Series 2015, 1.75%, 6/01/18		250,000	249,592

Nebraska	87.0
Blair, Water System Revenue, Series 2016, AMT,
2.2%, 12/15/22		175,000	170,403
2.45%, 12/15/23		125,000	121,164
2.65%, 12/15/24		100,000	95,421
2.85%, 12/15/25		100,000	95,643
3.0%, 12/15/26		100,000	95,189
3.1%, 12/15/27		100,000	94,673
3.2%, 12/15/28		100,000	94,508
3.35%, 12/15/29		100,000	94,149
3.5%, 12/15/30		100,000	94,007
Buffalo County, General Obligation, Kearney Public
Schools District 0007, Series 2016
2.0%, 12/15/18		305,000	305,884
3.0%, 12/15/24		250,000	259,070
Cass County, General Obligation, Refunding, Weeping
Water Public School District 0022, Series 2017
2.05%, 12/15/25		375,000	348,896
2.2%, 12/15/26		250,000	233,258
Chadron, Sales Tax and General Obligation, Aquatic Center,
Series 2016, 1.6%, 7/15/22		400,000	383,748
Columbus, Combined Revenue, Refunding, Series 2016,
AGM Insured
4.0%, 12/15/26		100,000	110,917
4.0%, 12/15/27		100,000	110,343
Cornhusker Public Power District, Electric System Revenue,
Refunding, Series 2014, 2.25%, 7/01/22		260,000	260,718
Dawson Public Power District, Electric System Revenue,
Refunding,
Series 2013C, 3.0%, 12/01/22		200,000	200,696
Series 2016A
2.0%, 6/15/26		170,000	157,175
2.1%, 6/15/27		105,000	96,276
Series 2016B
2.5%, 6/15/28		135,000	127,282
3.0%, 6/15/29		245,000	245,073
3.0%, 6/15/30		355,000	350,694

	$ Principal
	Amount	$ Value
Douglas County, Educational Facility Revenue, Refunding,
Creighton University Project, Series 2010A, 5.6%, 7/01/25,
Pre-Refunded 7/01/20 @ 100	400,000	433,736
Douglas County, General Obligation,
Omaha Public School District 0001
Series 2015, 5.0%, 12/15/28	1,000,000	1,152,640
Series 2016, 5.0%, 12/15/29	350,000	415,016
Refunding, Elkhorn Public School District 0010, Series 2016B
3.0%, 6/15/18	200,000	200,588
3.0%, 12/15/18	100,000	100,983
Westside Community School District 0066, Series 2015,
2.5%, 12/01/22	250,000	252,305
Douglas County, Hospital Authority #2, Revenue,
Boys Town Project, Series 2008, 4.75%, 9/01/28,
Pre-Refunded 9/01/18 @ 100	500,000	506,625
Madonna Rehabilitation Hospital Project, Series 2014,
5.0%, 5/15/26	500,000	551,960
Nebraska Medicine, Series 2016, 4.0%, 5/15/32	700,000	738,192
Douglas County, Hospital Authority #3, Revenue, Refunding,
Nebraska Methodist Health System
Series 2008, 5.5%, 11/01/18, Escrowed to Maturity(b)	155,000	158,443
Series 2015
4.0%, 11/01/18	250,000	252,897
4.0%, 11/01/19	110,000	113,243
5.0%, 11/01/20	100,000	107,056
5.0%, 11/01/21	100,000	109,257
5.0%, 11/01/22	250,000	277,557
Fremont, Combined Utility Revenue, Series 2014B,
3.0%, 7/15/21	370,000	381,218
Hamilton County, General Obligation, Hampton Public
School District 0091, Series 2016, 1.0%, 12/15/19	300,000	295,158
Kearney, General Obligation, Highway Allocation Fund,
Refunding, Series 2017, 1.0%, 6/15/18	175,000	174,688
Lincoln-Lancaster County, Public Building Commission,
Lease Revenue,
Refunding, Series 2015, 3.0%, 12/01/19	750,000	766,515
Series 2016, 3.0%, 12/01/25	500,000	520,870
Lincoln, Airport Authority, Revenue, 2014 Series C
2.0%, 7/01/18	185,000	185,253
2.0%, 7/01/19	190,000	191,024
2.0%, 7/01/21	195,000	195,421
Lincoln, Educational Facilities, Revenue, Refunding,
Nebraska Wesleyan University Project, Series 2012
2.25%, 4/01/19	645,000	647,786
2.5%, 4/01/21	925,000	934,879
Lincoln, Electric System Revenue, Refunding,
Series 2012
5.0%, 9/01/21	1,000,000	1,101,560
5.0%, 9/01/28	1,000,000	1,117,080
Series 2016, 3.0%, 9/01/28	1,000,000	1,005,440
Lincoln, General Obligation, Highway Allocation Fund,
Refunding, Series 2016
5.0%, 5/15/22	100,000	111,923
5.0%, 5/15/23	135,000	153,405
Lincoln, Parking Revenue, Refunding, Series 2011,
3.25%, 8/15/18	440,000	442,570
Lincoln, General Obligation, West Haymarket Joint Public Agency,
Series 2011, 5.0%, 12/15/26	300,000	331,935
Loup River Public Power District, Electric System Revenue,
Refunding, Series 2016
5.0%, 12/01/18	500,000	511,290
5.0%, 12/01/19	500,000	527,155
Madison County, Hospital Authority #1, Revenue, Refunding,
Faith Regional Health Services Project, Series 2017A
5.0%, 7/01/21	475,000	511,304
5.0%, 7/01/23	250,000	275,105

The accompanying notes form an integral part of these financial statements.
41  | Q1 2018 ANNUAL REPORT

NEBRASKA TAX-FREE INCOME FUND (CONTINUED)

	$ Principal
	Amount	$ Value
Municipal Energy Agency of Nebraska, Power Supply
System Revenue, Refunding
2009 Series A, BHAC Insured,
5.0%, 4/01/20, Pre-Refunded 4/01/19 @ 100	500,000	516,805
2012 Series A, 5.0%, 4/01/18	100,000	100,000
2016 Series A
5.0%, 4/01/21	250,000	271,617
5.0%, 4/01/27	350,000	406,129
Nebraska, Certificates of Participation,
Series 2015C
1.15%, 9/15/18	460,000	458,123
1.45%, 9/15/19	360,000	356,764
1.7%, 9/15/20	200,000	199,570
Series 2016A, 2.0%, 2/15/19	750,000	752,505
Series 2017B, 1.35%, 7/15/20	785,000	769,959
Nebraska Investment Financial Authority, Single Family
Housing Revenue 2016 Series C, 1.85%, 3/01/23	100,000	97,556
Nebraska Public Power District, Revenue
2012 Series A
4.0%, 1/01/21	500,000	527,660
5.0%, 1/01/21	500,000	540,965
2012 Series B, 3.0%, 1/01/24	1,000,000	1,025,370
2015 Series A-2, 5.0%, 1/01/24	250,000	275,020
2016 Series C
4.0%, 1/01/19	880,000	895,418
5.0%, 1/01/35	480,000	544,814
Nebraska State Colleges, Facilities Corp., Deferred
Maintenance Revenue, Refunding, Series 2016,
AGM Insured, 4.0%, 7/15/28	750,000	806,902
Nebraska State Colleges, Student Fees and Facilities Revenue,
Refunding, Wayne State College Project, Series 2016B,
1.0%, 7/01/18	145,000	144,523
Wayne State College Project, Series 2016,
3.0%, 7/01/18	200,000	200,642
3.0%, 7/01/19	120,000	121,763
North Platte, Sewer System Revenue, Refunding, Series 2015,
3.0%, 6/15/24	250,000	252,550
Omaha-Douglas County, General Obligation, Public Building
Commission, Series 2014, 5.0%, 5/01/26	725,000	804,648
Omaha, General Obligation,
Refunding, Series 2008
5.0%, 6/01/20	255,000	256,433
5.0%, 6/01/20, Pre-Refunded 6/01/18 @ 100	95,000	95,520
5.25%, 10/15/19, Pre-Refunded 10/15/18 @ 100	250,000	254,948
Various Purpose and Refunding, Series 2016A
4.0%, 4/15/22	815,000	878,187
4.0%, 4/15/23	185,000	201,151
Omaha, Public Facilities Corp., Lease Revenue
Omaha Baseball Stadium Project
Refunding, Series 2016A, 4.0%. 6/01/28	1,335,000	1,439,984
Series 2009
4.125%, 6/01/25, Pre-Refunded 6/01/19 @ 100	250,000	257,053
5.0%, 6/01/23, Pre-Refunded 6/01/19 @ 100	770,000	799,437
Series 2010, 4.125%, 6/01/29(b)	650,000	671,788
Omaha Public Power District,
Electric System Revenue
2012 Series A, 5.0%, 2/01/24,
Pre-Refunded 2/01/22 @ 100	2,000,000	2,220,760
2015 Series A, 2.85%, 2/01/27	500,000	503,455
Separate Electric System Revenue
2015 Series A, 5.0%, 2/01/19	500,000	513,580
Omaha, Sanitary Sewerage System Revenue,
Refunding, Series 2016
5.0%, 4/01/26	250,000	295,035
4.0%, 4/01/31	350,000	373,174
Series 2014, 5.0%, 11/15/22	200,000	225,294
Papillion, General Obligation, Tax Supported Recreational
Facilities, Series 2017, 3.0%, 9/15/24	420,000	430,454

	$ Principal
	Amount	$ Value
Papillion-La Vista, General Obligation, Sarpy County
School District #27,
Refunding, Series 2017A
2.05%, 12/01/24	150,000	148,887
2.2%, 12/01/25	150,000	148,533
2.3%, 12/01/26	275,000	272,220
Series 2009, 5.0%, 12/01/28, Pre-Refunded
12/01/18 @ 100	500,000	511,360
Papio-Missouri River Natural Resources District, General
Obligation, Flood Protection and Water Quality Enhancement,
Refunding, Series 2017, 5.0%, 12/15/26	185,000	204,882
Series 2013B, 5.0%, 12/15/19, Pre-Refunded
7/26/18 @ 100	400,000	404,380
Series 2015
2.0%, 12/15/20	100,000	100,127
2.25%, 12/15/21	100,000	99,998
4.0%, 12/15/24	100,000	103,733
4.0%, 12/15/25	100,000	103,668
Public Power Generation Agency, Revenue, Refunding,
Whelan Energy Center Unit 2, 2015 Series A, 5.0%, 1/01/28	200,000	225,944
Sarpy County, General Obligation, Bellevue Public School
District 0001, Series 2017
5.0%, 12/15/27	250,000	294,643
5.0%, 12/15/29	550,000	652,652
Sarpy County, Certificates of Participation,
Series 2016, 1.75%, 6/15/26	500,000	458,840
Sarpy County, Recovery Zone Facility Certificates of
Participation, Series 2010
2.35%, 12/15/18	155,000	155,880
2.6%, 12/15/19	135,000	137,025
South Sioux City, Combined Electric, Water and Sewer Revenue,
Refunding, Series 2014A
1.9%, 6/01/20	280,000	280,384
2.25%, 6/01/21	250,000	251,143
Thayer County, General Obligation Hospital, Refunding,
Series 2017, 1.3%, 9/01/20	400,000	390,400
University of Nebraska, Facilities Corp.,
Lease Rental Revenue, NCTA Education Center/Student Housing
Project, Series 2011, 3.75% 6/15/19	285,000	292,250
Revenue, Refunding, Health Center and College of Nursing
Projects, Series 2016, 5.0%, 7/15/29	380,000	446,625
Revenue, UNMC Global Center Project, Series 2017,
5.0%, 12/15/18	1,000,000	1,023,980
University of Nebraska, University Revenue,
Kearney Student Housing Project, Series 2017
3.0%, 7/01/25	100,000	102,957
2.5%, 7/01/26	210,000	207,369
3.0%, 7/01/27	100,000	102,108
Lincoln Student Fees and Facilities, Series 2015A
2.0%, 7/01/18	400,000	400,500
2.0%, 7/01/19	600,000	602,868
Omaha Health & Recreation Project
4.05%, 5/15/19, Pre-Refunded 5/15/18 @ 100	390,000	391,166
5.0%, 5/15/33, Pre-Refunded 5/15/18 @ 100	700,000	702,863
Refunding, Omaha Student Housing Project,
Series 2017A, 5.0%, 5/15/30	100,000	118,618
Series 2017B, 5.0%, 5/15/30	725,000	859,981
Upper Republican Natural Resources District, Limited
Obligation Occupation Tax, River Flow Enhancement,
Refunding, Series 2017B, AGM Insured
4.0%, 12/15/25	245,000	260,668
4.0%, 12/15/27	395,000	417,740
Village of Boys Town, Revenue, Refunding, Boys Town
Project, Series 2017, 3.0%, 9/01/28	700,000	704,361
		50,961,573

The accompanying notes form an integral part of these financial statements.
42	Q1 2018 ANNUAL REPORT

WEITZINVESTMENTS.COM

		$ Principal
	% of Net	Amount
	Assets	or Shares	$ Value
Texas	1.6
Austin, Airport System Revenue, Series 2017B, AMT,
5.0%, 11/15/26		250,000	290,388
Harris County, Tax and Subordinate Lien Revenue,
Refunding, Series 2009C, 5.0%, 8/15/23		110,000	114,820
Houston, General Obligation, Public Improvement,
Refunding, Series 2014A, 5.0%, 3/01/26		500,000	566,225
			971,433
Washington	0.4
Port of Seattle, Intermediate Lien Revenue,
Series 2017C, AMT, 5.0%, 5/01/26		200,000	233,022
Total Municipal Bonds (Cost $55,583,610)			55,028,642

Cash Equivalents – 5.2%

State Street Institutional U.S. Government Money
Market Fund - Premier Class 1.58%(a)		3,046,400	3,046,400
Total Cash Equivalents (Cost $3,046,400)			3,046,400
Total Investments in Securities (Cost $58,630,010)			58,075,042
Other Assets Less Other Liabilities – 0.9%			528,889
Net Assets – 100%			58,603,931
Net Asset Value Per Share			9.76

(a)	Rate presented represents the annualized 7-day yield at March 31, 2018.
(b)	Annual sinking fund
The accompanying notes form an integral part of these financial statements.
43  | Q1 2018 ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2018

							Short		Nebraska
(In U.S. dollars,		Partners	Partners III			Core Plus	Duration	Ultra Short	Tax-Free
except share data)	Value	Value	Opportunity	Hickory	Balanced	Income	Income	Government	Income
Assets:
Investments in securities at value:
Unaffiliated issuers(a)	786,416,333	663,730,062	624,253,116	242,886,082	121,778,158	38,941,868	1,127,396,344	103,276,243	58,075,042
Controlled affiliates(a)	—	—	11,599,700	—	—	—	—	—	—
	786,416,333	663,730,062	635,852,816	242,886,082	121,778,158	38,941,868	1,127,396,344	103,276,243	58,075,042
Accrued interest and dividends receivable	330,634	143,858	166,347	79,827	435,870	253,521	6,682,354	718,867	585,631
Due from broker	—	—	207,760,767	—	—	—	—	—	—
Receivable for securities sold	—	—	—	—	—	—	—	18,000,000	—
Receivable for fund shares sold	30,776	37,092	39,164	658	—	—	338,026	—	—
Cash	6,500	—	—	—	45,186	8,078	422,477	—	—
Total assets	786,784,243	663,911,012	843,819,094	242,966,567	122,259,214	39,203,467	1,134,839,201	121,995,110	58,660,673
Liabilities:
Dividends payable on securities sold short	—	—	652,094	—	—	—	—	—	—
Due to adviser	922,672	744,059	709,173	293,441	99,412	14,462	482,629	17,711	56,742
Options written, at value(b)	—	—	50,000	—	—	—	—	—	—
Payable for securities purchased	—	2,567,616	891,731	—	—	—	2,013,766	17,803,608	—
Payable for fund shares redeemed	457,715	477,396	54,207	65,051	90,612	20,671	1,142,701	2,300	—
Securities sold short(c)	—	—	187,620,500	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	9,514	—
Total liabilities	1,380,387	3,789,071	189,977,705	358,492	190,024	35,133	3,639,096	17,833,133	56,742
Net assets	785,403,856	660,121,941	653,841,389	242,608,075	122,069,190	39,168,334	1,131,200,105	104,161,977	58,603,931
Composition of net assets:
Paid-in capital	480,609,805	414,655,999	417,242,565	151,112,348	100,584,679	39,546,935	1,135,395,637	104,200,408	59,186,305
Accumulated undistributed net investment income (loss)	(737,540)	(371,208)	(910,390)	(224,897)	221,238	30,606	550,610	1,610	45,860
Accumulated net realized gain (loss)	35,193,730	15,602,326	39,377,819	11,700,708	5,679,422	(26,148)	(3,306,875)	(2,007)	(73,266)
Net unrealized appreciation (depreciation) of investments	270,337,861	230,234,824	198,131,395	80,019,916	15,583,851	(383,059)	(1,439,267)	(38,034)	(554,968)
Net assets	785,403,856	660,121,941	653,841,389	242,608,075	122,069,190	39,168,334	1,131,200,105	104,161,977	58,603,931
Net assets(d):
Investor Class	578,344,623	328,648,052	24,807,633	242,608,075	122,069,190	7,273,726	113,237,634		58,603,931
Institutional Class	207,059,233	331,473,889	629,033,756			31,894,608	1,017,962,471	104,161,977
Shares outstanding(d)(e):
Investor Class	13,475,157	10,495,085	1,736,786	4,703,183	8,594,913	720,566	9,365,448		6,005,452
Institutional Class	4,783,543	10,493,740	42,818,443			3,159,260	84,038,724	10,420,061
Net asset value, offering and redemption price(d):
Investor Class	42.92	31.31	14.28	51.58	14.20	10.09	12.09		9.76
Institutional Class	43.29	31.59	14.69			10.10	12.11	10.00

(a) Cost of investments in securities:
Unaffiliated issuers	516,078,472	433,495,238	389,797,420	162,866,166	106,194,307	39,324,927	1,128,835,611	103,314,277	58,630,010
Controlled affiliates	—	—	2,899,379	—	—	—	—	—	—
	516,078,472	433,495,238	392,696,799	162,866,166	106,194,307	39,324,927	1,128,835,611	103,314,277	58,630,010
(b) Premiums from options written	—	—	315,185	—	—	—	—	—	—
(c) Proceeds from short sales	—	—	142,330,693	—	—	—	—	—	—
(d) Funds with a single share class are shown with the Investor Class, except for the Ultra Short Government Fund which has been designated Institutional Class
(e) Indefinite number of no par value shares authorized

The accompanying notes form an integral part of these financial statements.
44	Q1 2018 ANNUAL REPORT

STATEMENTS OF OPERATIONS
Year ended March 31, 2018

							Short		Nebraska
		Partners	Partners III			Core Plus	Duration	Ultra Short	Tax-Free
(In U.S. dollars)	Value	Value	Opportunity	Hickory	Balanced	Income	Income	Government	Income
Investment income:
Dividends:
Unaffiliated issuers(a)	5,208,869	4,265,022	3,830,481	928,029	730,524	12,432	610,400	—	—
Interest	1,282,933	1,334,304	1,919,374	662,246	1,153,804	1,086,585	30,412,885	1,141,445	1,372,416
Total investment income	6,491,802	5,599,326	5,749,855	1,590,275	1,884,328	1,099,017	31,023,285	1,141,445	1,372,416
Expenses:
Investment advisory fees	7,368,963	6,395,698	6,840,012	2,668,175	890,815	153,243	4,778,001	301,141	244,412
Administrative fees and expenses	613,088	558,965	497,092	417,275	250,416	148,033	820,069	175,063	183,133
Shareholder servicing fees:
Investor Class	1,089,035	786,196	67,349	—	—	10,135	299,161	—	—
Institutional Class	36,699	85,410	250,140	—	—	18,685	1,131,047	10,038	—
Custodian fees	18,570	16,455	27,997	8,105	9,434	9,490	36,056	6,955	7,498
Dividends on securities sold short	—	—	3,241,731	—	—	—	—	—	—
Professional fees	88,763	82,782	77,634	45,600	34,164	30,273	121,335	32,471	29,589
Registration fees	43,980	48,860	45,299	22,779	21,149	33,896	66,559	23,786	5,460
Sub-transfer agent fees	222,473	131,610	104,982	91,378	38,458	42,884	134,857	33,929	25,325
Trustees fees	83,275	72,895	70,125	27,623	12,306	3,884	122,577	10,113	6,260
Other	130,475	89,413	73,149	41,090	15,939	6,365	186,808	12,859	8,533
	9,695,321	8,268,284	11,295,510	3,322,025	1,272,681	456,888	7,696,470	606,355	510,210
Less expenses waived/reimbursed by investment adviser	(194,658)	(249,113)	—	—	(59,749)	(289,369)	(1,751,933)	(405,594)	—
Net expenses	9,500,663	8,019,171	11,295,510	3,322,025	1,212,932	167,519	5,944,537	200,761	510,210
Net investment income (loss)	(3,008,861)	(2,419,845)	(5,545,655)	(1,731,750)	671,396	931,498	25,078,748	940,684	862,206
Realized and unrealized gain (loss) on investments:
Net realized gain (loss):
Unaffiliated issuers	62,971,261	35,922,927	64,877,033	23,837,210	7,257,714	(6,975)	1,300,998	(228)	(34,006)
Options written	—	—	107,656	—	—	—	114,997	—	—
Securities sold short	—	—	(17,077,051)	—	—	—	—	—	—
Net realized gain (loss)	62,971,261	35,922,927	47,907,638	23,837,210	7,257,714	(6,975)	1,415,995	(228)	(34,006)
Net unrealized appreciation (depreciation):
Unaffiliated issuers	13,403,481	(1,698,449)	(16,242,168)	(15,569,568)	356,714	(493,281)	(19,062,177)	(2,236)	(846,001)
Controlled affiliates	—	—	1,191,750	—	—	—	—	—	—
Options written	—	—	265,185	—	—	—	70,003	—	—
Securities sold short	—	—	(14,101,493)	—	—	—	—	—	—
Net unrealized appreciation (depreciation)	13,403,481	(1,698,449)	(28,886,726)	(15,569,568)	356,714	(493,281)	(18,992,174)	(2,236)	(846,001)
Net realized and unrealized gain (loss) on investments	76,374,742	34,224,478	19,020,912	8,267,642	7,614,428	(500,256)	(17,576,179)	(2,464)	(880,007)
Net increase (decrease) in net assets resulting from operations	73,365,881	31,804,633	13,475,257	6,535,892	8,285,824	431,242	7,502,569	938,220	(17,801)

(a) Foreign taxes withheld	—	—	—	3,713	9,601	—	—	—	—

The accompanying notes form an integral part of these financial statements.
45  | Q1 2018 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

	Value		Partners Value		Partners III Opportunity		Hickory
	Year ended March 31,		Year ended March 31,		Year ended March 31,		Year ended March 31,
(In U.S. dollars)	2018	2017	2018	2017	2018	2017	2018	2017
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	(3,008,861)	(3,192,755)	(2,419,845)	(1,821,881)	(5,545,655)	(6,530,070)	(1,731,750)	(1,265,972)
Net realized gain (loss)	62,971,261	32,591,851	35,922,927	(2,079,364)	47,907,638	21,892,172	23,837,210	2,344,197
Net unrealized appreciation (depreciation)	13,403,481	50,374,828	(1,698,449)	84,694,558	(28,886,726)	46,718,737	(15,569,568)	29,836,129
Net increase (decrease) in net assets resulting from operations	73,365,881	79,773,924	31,804,633	80,793,313	13,475,257	62,080,839	6,535,892	30,914,354
Distributions to shareholders from:
Net investment income(a):
Investor Class	—	—	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Net realized gains(a):
Investor Class	(43,230,191)	—	(8,283,431)	—	(1,237,322)	(450,948)	(12,830,462)	—
Institutional Class	(14,133,559)	—	(7,418,949)	—	(28,992,835)	(9,034,420)
Return of capital(a):
Investor Class	—	—	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Total distributions	(57,363,750)	—	(15,702,380)	—	(30,230,157)	(9,485,368)	(12,830,462)	—
Fund share transactions(a):
Investor Class	(72,382,271)	(160,901,195)	(109,960,340)	(150,687,609)	(2,909,506)	(8,964,256)	(23,596,529)	(56,584,907)
Institutional Class	11,492,448	(18,977,598)	15,256,368	(20,025,386)	(16,220,456)	(66,385,487)
Net increase (decrease) from fund share transactions	(60,889,823)	(179,878,793)	(94,703,972)	(170,712,995)	(19,129,962)	(75,349,743)	(23,596,529)	(56,584,907)
Total increase (decrease) in net assets	(44,887,692)	(100,104,869)	(78,601,719)	(89,919,682)	(35,884,862)	(22,754,272)	(29,891,099)	(25,670,553)
Net assets:
Beginning of period	830,291,548	930,396,417	738,723,660	828,643,342	689,726,251	712,480,523	272,499,174	298,169,727
End of period	785,403,856	830,291,548	660,121,941	738,723,660	653,841,389	689,726,251	242,608,075	272,499,174
Undistributed net investment income (loss)	(737,540)	(1,208,394)	(371,208)	(907,781)	(910,390)	(2,542,368)	(224,897)	—

(a) Funds with a single share class are shown with the Investor Class, except for the Ultra Short Government Fund which has been designated Institutional Class
The accompanying notes form an integral part of these financial statements.
46	Q1 2018 ANNUAL REPORT

				Short Duration		Ultra Short		Nebraska
Balanced		Core Plus Income		Income		Government		Tax-Free Income
Year ended March 31,		Year ended March 31,		Year ended March 31,		Year ended March 31,		Year ended March 31,
2018	2017	2018	2017	2018	2017	2018	2017	2018	2017

671,396	111,928	931,498	539,071	25,078,748	25,029,733	940,684	262,146	862,206	1,059,486
7,257,714	3,837,636	(6,975)	394,851	1,415,995	(996,408)	(228)	(153)	(34,006)	8,962
356,714	3,050,576	(493,281)	10,103	(18,992,174)	4,394,198	(2,236)	(35,798)	(846,001)	(1,403,882)
8,285,824	7,000,140	431,242	944,025	7,502,569	28,427,523	938,220	226,195	(17,801)	(335,434)

(452,372)	(292,979)	(157,148)	(129,058)	(2,045,826)	(1,676,679)			(818,694)	(1,059,081)
		(748,946)	(411,467)	(22,624,511)	(23,730,853)	(940,684)	(262,146)

(2,851,555)	(3,344,298)	(21,045)	(75,492)	—	(254,793)			—	—
		(85,223)	(211,290)	—	(3,237,153)	—	—

—	—	—	—	—	(14,356)	—	—	—	—
		—	—	—	(203,189)
(3,303,927)	(3,637,277)	(1,012,362)	(827,307)	(24,670,337)	(29,117,023)	(940,684)	(262,146)	(818,694)	(1,059,081)

(1,101,597)	3,338,417	851,560	1,699,413	20,043,162	(6,057,739)			(3,532,391)	233,593
		8,522,073	8,642,485	(69,764,710)	(51,164,900)	6,135,346	(8,623,636)

(1,101,597)	3,338,417	9,373,633	10,341,898	(49,721,548)	(57,222,639)	6,135,346	(8,623,636)	(3,532,391)	233,593
3,880,300	6,701,280	8,792,513	10,458,616	(66,889,316)	(57,912,139)	6,132,882	(8,659,587)	(4,368,886)	(1,160,922)

118,188,890	111,487,610	30,375,821	19,917,205	1,198,089,421	1,256,001,560	98,029,095	106,688,682	62,972,817	64,133,739
122,069,190	118,188,890	39,168,334	30,375,821	1,131,200,105	1,198,089,421	104,161,977	98,029,095	58,603,931	62,972,817
221,238	—	30,606	1,644	550,610	—	1,610	—	45,860	2,348

The accompanying notes form an integral part of these financial statements.
47  | Q1 2018 ANNUAL REPORT

STATEMENT OF CASH FLOWS

Partners III Opportunity

(In U.S. dollars)	Year ended March 31, 2018

Increase (decrease) in cash:

Cash flows from operating activities:
Net increase in net assets from operations	13,475,257
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(120,613,767)
Proceeds from sale of investment securities	204,437,860
Short positions covered	(68,862,044)
Sale of short-term investment securities, net	17,309,159
Net unrealized depreciation on investments, options and short sales	28,886,726
Net realized gain on investments, options and short sales	(47,907,638)
Increase in accrued interest and dividends receivable	(63,145)
Decrease in due from broker	22,401,645
Decrease in receivable for securities sold	240,982
Decrease in receivable for fund shares sold	485,854
Decrease in dividends payable on securities sold short	(1,540)
Decrease in due to adviser	(38,864)
Increase in payable for securities purchased	891,731
Decrease in payable for fund shares redeemed	(1,282,097)
Net cash provided by operating activities	49,360,119

Cash flows from financing activities:
Proceeds from sales of fund shares	60,494,957
Payments for redemptions of fund shares	(106,041,429)
Cash distributions to shareholders	(3,813,647)
Net cash used in financing activities	(49,360,119)

Net increase (decrease) in cash	—
Cash:
Balance, beginning of period	—

Balance, end of period	—
Noncash financing activities:
Reinvestment of shareholder distributions	26,416,510

The accompanying notes form an integral part of these financial statements.
48	Q1 2018 ANNUAL REPORT

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49  | Q1 2018 ANNUAL REPORT

FINANCIAL HIGHLIGHTS
The following financial information provides selected data, in U.S. dollars, for a share outstanding throughout the periods indicated.

		Income (loss) from Investment Operations				Distributions
				Net gain (loss)		Dividends
	Net asset value,			on securities	Total from	from net	Distributions
Years ended March 31,	beginning of	Net investment		(realized	investment	investment	from	Total
unless otherwise noted	period	income (loss)		and unrealized)	operations	income	realized gains	distributions

Value - Investor Class
2018	42.20	(0.18	)(a)	3.96	3.78	—	(3.06)	(3.06)
2017	38.43	(0.16	)(a)	3.93	3.77	—	—	—
2016	46.93	(0.25	)(a)	(3.27)	(3.52)	—	(4.98)	(4.98)
2015	46.20	(0.24	)(a)	4.76	4.52	—	(3.79)	(3.79)
2014	38.61	(0.17)		7.76	7.59	—	—	—

Value - Institutional Class
2018	42.44	(0.09	)(a)	4.00	3.91	—	(3.06)	(3.06)
2017	38.56	(0.08	)(a)	3.96	3.88	—	—	—
2016	46.99	(0.17	)(a)	(3.28)	(3.45)	—	(4.98)	(4.98)
Eight months ended 3/31/2015(b)	44.80	(0.26	)(a)	4.50	4.24	—	(2.05)	(2.05)

Partners Value - Investor Class
2018	30.72	(0.15	)(a)	1.47	1.32	—	(0.73)	(0.73)
2017	27.66	(0.09	)(a)	3.15	3.06	—	—	—
2016	35.05	(0.14	)(a)	(3.47)	(3.61)	—	(3.78)	(3.78)
2015	33.20	(0.14	)(a)	3.09	2.95	—	(1.10)	(1.10)
2014	27.75	(0.14)		5.59	5.45	—	—	—

Partners Value - Institutional Class
2018	30.91	(0.06	)(a)	1.47	1.41	—	(0.73)	(0.73)
2017	27.75	(0.02	)(a)	3.18	3.16	—	—	—
2016	35.09	(0.08	)(a)	(3.48)	(3.56)	—	(3.78)	(3.78)
Eight months ended 3/31/2015(b)	33.22	(0.11	)(a)	2.91	2.80	—	(0.93)	(0.93)

Partners III Opportunity - Investor Class
2018	14.74	(0.19	)(a)	0.40	0.21	—	(0.67)	(0.67)
2017	13.73	(0.20	)(a)	1.40	1.20	—	(0.19)	(0.19)
2016	17.12	(0.25	)(a)	(1.30)	(1.55)	—	(1.84)	(1.84)
2015	16.43	(0.22	)(a)	1.41	1.19	—	(0.50)	(0.50)
2014	14.26	(0.17	)(a)	2.71	2.54	—	(0.37)	(0.37)

Partners III Opportunity - Institutional Class
2018	15.07	(0.12	)(a)	0.41	0.29	—	(0.67)	(0.67)
2017	13.96	(0.13	)(a)	1.43	1.30	—	(0.19)	(0.19)
2016	17.31	(0.19	)(a)	(1.32)	(1.51)	—	(1.84)	(1.84)
2015	16.55	(0.17	)(a)	1.43	1.26	—	(0.50)	(0.50)
2014	14.33	(0.12	)(a)	2.71	2.59	—	(0.37)	(0.37)

Hickory
2018	53.11	(0.37)		1.55	1.18	—	(2.71)	(2.71)
2017	47.59	(0.25)		5.77	5.52	—	—	—
2016	59.51	(0.30)		(4.79)	(5.09)	—	(6.83)	(6.83)
2015	57.87	(0.35)		5.00	4.65	—	(3.01)	(3.01)
2014	50.22	(0.34)		7.99	7.65	—	—	—

*	Annualized
†	Not Annualized
(a)	Based on average daily shares outstanding
(b)	Initial offering of shares on July 31, 2014
(c)
Included in the expense ratio is 0.00%, 0.08%, 0.27%, 0.24% and 0.11% related to interest expense and 0.47%, 0.54%, 0.50%, 0.29% and 0.16% related to dividend expense on securities sold short for the periods ended March 31, 2018, 2017, 2016, 2015 and 2014, respectively.

(d)
Included in the expense ratio is 0.00%, 0.08%, 0.27%, 0.24% and 0.12% related to interest expense and 0.47%, 0.55%, 0.51%, 0.29% and 0.15% related to dividend expense on securities sold short for the periods ended March 31, 2018, 2017, 2016, 2015 and 2014, respectively.

The accompanying notes form an integral part of these financial statements.
50	Q1 2018 ANNUAL REPORT

	Ratios/Supplemental Data
			Ratio of expenses
			to average net assets
							Ratio of net
							investment income	Portfolio
Net asset value,		Net assets, end of	Prior to fee		Net of fee		(loss) to average	turnover
end of period	Total Return (%)	period ($000)	waivers (%)		waivers (%)		net assets (%)	rate (%)

42.92	9.23	578,345	1.22		1.22		(0.42)	15
42.20	9.81	638,993	1.24		1.22		(0.42)	24
38.43	(8.05)	738,086	1.23		1.18		(0.59)	47
46.93	10.19	940,646	1.20		1.18		(0.54)	36
46.20	19.66	1,167,282	1.18		1.18		(0.41)	19

43.29	9.46	207,059	1.09		0.99		(0.20)	15
42.44	10.06	191,299	1.10		0.99		(0.19)	24
38.56	(7.88)	192,310	1.08		0.99		(0.39)	47
46.99	9.57 †	200,254	1.08	*	0.99	*	(0.87)*	36

31.31	4.28	328,648	1.25		1.25		(0.46)	12
30.72	11.06	429,226	1.27		1.24		(0.33)	16
27.66	(10.61)	531,353	1.26		1.18		(0.45)	31
35.05	8.99	789,853	1.22		1.18		(0.42)	26
33.20	19.64	1,074,499	1.18		1.18		(0.46)	19

31.59	4.55	331,474	1.07		0.99		(0.20)	12
30.91	11.39	309,497	1.07		0.99		(0.08)	16
27.75	(10.45)	297,290	1.07		0.99		(0.25)	31
35.09	8.51 †	317,973	1.05	*	0.99	*	(0.49)*	26

14.28	1.49	24,808	2.14	(c)	2.14	(c)	(1.30)	31
14.74	8.94	28,561	2.29	(c)	2.29	(c)	(1.43)	23
13.73	(9.56)	35,461	2.33	(c)	2.33	(c)	(1.63)	46
17.12	7.38	68,490	2.06	(c)	2.01	(c)	(1.33)	45
16.43	17.94	78,586	1.84	(c)	1.68	(c)	(1.10)	20

14.69	2.01	629,034	1.63	(d)	1.63	(d)	(0.79)	31
15.07	9.52	661,165	1.80	(d)	1.80	(d)	(0.93)	23
13.96	(9.20)	677,019	1.95	(d)	1.95	(d)	(1.26)	46
17.31	7.76	1,014,821	1.69	(d)	1.69	(d)	(1.00)	45
16.55	18.20	1,163,661	1.43	(d)	1.43	(d)	(0.78)	20

51.58	2.15	242,608	1.24		1.24		(0.65)	20
53.11	11.60	272,499	1.25		1.25		(0.44)	7
47.59	(9.04)	298,170	1.24		1.24		(0.50)	27
59.51	8.31	445,167	1.23		1.23		(0.54)	26
57.87	15.23	517,640	1.22		1.22		(0.62)	30

The accompanying notes form an integral part of these financial statements.
51  | Q1 2018 ANNUAL REPORT

FINANCIAL HIGHLIGHTS (CONTINUED)
The following financial information provides selected data, in U.S. dollars, for a share outstanding throughout the periods indicated.

		Income (loss) from Investment Operations				Distributions
				Net gain (loss)		Dividends
	Net asset value,			on securities	Total from	from net		Distributions
Years ended March 31,	beginning of	Net investment		(realized	investment	investment		from	Total
unless otherwise noted	period	income (loss)		and unrealized)	operations	income		realized gains	distributions

Balanced
2018	13.63	0.08		0.87	0.95	(0.05)		(0.33)	(0.38)
2017	13.24	0.01		0.80	0.81	(0.03)		(0.39)	(0.42)
2016	14.07	0.02		(0.13)	(0.11)	—		(0.72)	(0.72)
2015	14.22	(0.02)		0.54	0.52	—		(0.67)	(0.67)
2014	13.58	(0.03)		1.34	1.31	—#		(0.67)	(0.67)

Core Plus Income—Investor Class
2018	10.23	0.23	(a)	(0.12)	0.11	(0.22)		(0.03)	(0.25)
2017	10.15	0.23	(a)	0.21	0.44	(0.23)		(0.13)	(0.36)
2016	10.21	0.22	(a)	(0.04)	0.18	(0.22)		(0.02)	(0.24)
Eight months ended 3/31/2015(b)	10.00	0.09	(a)	0.20	0.29	(0.08)		—	(0.08)

Core Plus Income—Institutional Class
2018	10.23	0.25	(a)	(0.11)	0.14	(0.24)		(0.03)	(0.27)
2017	10.15	0.25	(a)	0.21	0.46	(0.25)		(0.13)	(0.38)
2016	10.20	0.25	(a)	(0.04)	0.21	(0.24)		(0.02)	(0.26)
Eight months ended 3/31/2015(b)	10.00	0.10	(a)	0.20	0.30	(0.10)		—	(0.10)

Short Duration Income—Investor Class
2018	12.27	0.23	(a)	(0.18)	0.05	(0.23)		—	(0.23)
2017	12.28	0.23	(a)	0.04	0.27	(0.24	)(e)	(0.04)	(0.28)
2016	12.48	0.22	(a)	(0.15)	0.07	(0.23)		(0.04)	(0.27)
2015	12.49	0.19	(a)	0.02	0.21	(0.21)		(0.01)	(0.22)
2014	12.67	0.19	(a)	(0.15)	0.04	(0.22)		—	(0.22)

Short Duration Income—Institutional Class
2018	12.29	0.26	(a)	(0.18)	0.08	(0.26)		—	(0.26)
2017	12.30	0.26	(a)	0.04	0.30	(0.27	)(e)	(0.04)	(0.31)
2016	12.50	0.25	(a)	(0.15)	0.10	(0.26)		(0.04)	(0.30)
2015	12.51	0.22	(a)	0.02	0.24	(0.24)		(0.01)	(0.25)
2014	12.68	0.22	(a)	(0.15)	0.07	(0.24)		—	(0.24)

Ultra Short Government(c)
2018	10.00	0.09		—#	0.09	(0.09)		—	(0.09)
2017	10.00	0.03		—#	0.03	(0.03)		—	(0.03)
2016	10.00	—#		—#	—#	—#		—#	—#
2015	10.00	—#		—#	—#	—#		—	—#
2014	10.00	—#		—#	—#	—#		—#	—#

Nebraska Tax-Free Income
2018	9.90	0.14		(0.15)	(0.01)	(0.13)		—	(0.13)
2017	10.12	0.17		(0.22)	(0.05)	(0.17)		—	(0.17)
2016	10.19	0.18		(0.06)	0.12	(0.19)		—	(0.19)
2015	10.19	0.22		—#	0.22	(0.22)		—	(0.22)
2014	10.44	0.23		(0.20)	0.03	(0.23)		(0.05)	(0.28)

*	Annualized
†	Not Annualized
#	Amount less than $0.01
(a)	Based on average daily shares outstanding
(b)	Initial offering of shares on July 31, 2014
(c)
Prior to December 16, 2016, this Fund was known as the Government Money Market Fund. All per share amounts, for all periods, have been adjusted to reflect a 1-for-10 reverse split, which was effective December 16, 2016. In addition, on December 16, 2016, the Fund changed from a constant $1.00 net asset value per share money market fund to an ultra short government fund (that is not a money market fund).

(d)
Because calculations of portfolio turnover exclude securities whose maturity or expiration date was one year or less when the Fund acquired the securities, the Fund has no portfolio turnover information to report for this period.

(e)	Includes a return of capital distribution of less than $0.01.
The accompanying notes form an integral part of these financial statements.
52	Q1 2018 ANNUAL REPORT

			Ratios/Supplemental Data
			Ratio of expenses
			to average net assets
							Ratio of net
							investment income		Portfolio
Net asset value,		Net assets, end of	Prior to fee		Net of fee		(loss) to average		turnover
end of period	Total Return (%)	period ($000)	waivers (%)		waivers (%)		net assets (%)		rate (%)

14.20	7.06	122,069	1.05		1.00		0.55		40
13.63	6.32	118,189	1.11		1.11		0.10		26
13.24	(0.80)	111,488	1.11		1.11		0.12		35
14.07	3.73	125,578	1.09		1.09		(0.12)		37
14.22	9.86	126,904	1.10		1.10		(0.20)		36

10.09	1.20	7,274	1.65		0.60		2.26		43
10.23	4.41	6,522	1.90		0.77		2.26		54
10.15	1.78	4,809	2.35		0.85		2.20		26
10.21	2.90 †	3,950	3.17	*	0.85	*	1.39	*	8	†

10.10	1.40	31,895	1.09		0.40		2.47		43
10.23	4.61	23,854	1.22		0.57		2.47		54
10.15	2.06	15,108	1.37		0.65		2.39		26
10.20	2.96 †	11,804	2.54	*	0.65	*	1.56	*	8	†

12.09	0.44	113,238	0.91		0.68		1.93		34
12.27	2.15	94,817	0.93		0.80		1.85		38
12.28	0.58	100,948	0.91		0.85		1.77		23
12.48	1.64	113,709	0.89		0.84		1.51		30
12.49	0.35	111,675	0.91		0.81		1.55		36

12.11	0.63	1,017,962	0.62		0.48		2.12		34
12.29	2.38	1,103,272	0.62		0.58		2.07		38
12.30	0.83	1,155,054	0.62		0.62		2.00		23
12.50	1.88	1,291,524	0.61		0.61		1.73		30
12.51	0.56	1,427,037	0.61		0.61		1.73		36

10.00	0.94	104,162	0.60		0.20		0.94		25
10.00	0.25	98,029	0.66		0.14		0.25		—
10.00	0.03	106,689	0.70		0.05		0.03		(d)
10.00	0.01	108,453	0.67		0.01		0.01		(d)
10.00	0.01	124,158	0.67		0.03		0.01		(d)

9.76	(0.07)	58,604	0.84		0.84		1.41		24
9.90	(0.54)	62,973	0.79		0.79		1.66		29
10.12	1.20	64,134	0.78		0.78		1.82		13
10.19	2.14	70,002	0.75		0.75		2.14		12
10.19	0.33	70,268	0.73		0.73		2.11		2

The accompanying notes form an integral part of these financial statements.
53  | Q1 2018 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
March 31, 2018

(1) Organization
The Weitz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “’40 Act”) as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At March 31, 2018, the Trust had nine series in operation: Value Fund, Partners Value Fund, Partners III Opportunity Fund, Hickory Fund, Balanced Fund, Core Plus Income Fund, Short Duration Income Fund (formerly known as the Short-Intermediate Income Fund), Ultra Short Government Fund and Nebraska Tax-Free Income Fund (individually, a “Fund”, collectively, the “Funds”).
Currently, the Value, Partners Value, Partners III Opportunity, Core Plus Income and Short Duration Income Funds each offer two classes of shares: Institutional Class and Investor Class shares. Each class of shares has identical rights and privileges, except with respect to certain class specific expenses such as administration and shareholder servicing fees, voting rights on matters affecting a single class of shares and exchange privileges. Income, realized and unrealized gains and losses, and expenses of the Funds not directly attributable to a specific class of shares are allocated to the two classes on the basis of daily net assets of each class. Fees and expenses relating to a specific class are charged directly to that share class. All other Funds offer one class of shares.
The investment objective of the Value, Partners Value, Partners III Opportunity and Hickory Funds (the “Weitz Equity Funds”) is capital appreciation.
The investment objectives of the Balanced Fund are long-term capital appreciation and capital preservation.
The investment objectives of the Core Plus Income Fund are current income and capital preservation.
The investment objective of the Short Duration Income Fund is current income consistent with the preservation of capital.
Effective December 16, 2016, the Government Money Market Fund’s name was changed to the Ultra Short Government Fund and the Fund ceased operating as a “money market fund” pursuant to Rule 2a-7 of the ’40 Act. While the Ultra Short Government Fund’s investment strategy changed, its investment objective remained the same, which is current income consistent with the preservation of capital and maintenance of liquidity.
The investment objective of the Nebraska Tax-Free Income Fund is to provide a high level of current income that is exempt from both federal and Nebraska personal income taxes.
Investment strategies and risk factors of each Fund are discussed in the Funds’ Prospectus.
(2) Significant Accounting Policies
The Funds are investment companies and apply the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following accounting policies are in accordance with accounting principles generally accepted in the United States.
(a) Valuation of Investments
Investments are carried at value determined using the following valuation methods:
•
Securities traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices; securities listed on the NASDAQ exchange are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

•
Short sales traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, short sales are valued at the mean between the latest available and representative bid and ask prices.

•	Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices, if available.
•
The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities that are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

•	The value of a traded option is the last sales price at which such option is traded or, in the absence of a sale on or about the close of the exchange, the mean of the closing bid and ask prices.
•	Money market funds are valued at the quoted net asset value.
•
The value of securities for which market quotations are not readily available or are deemed unreliable, including restricted and not readily marketable securities, is determined in good faith in accordance with procedures approved by the Trust’s Board of Trustees. Such valuation procedures and methods for valuing securities may include, but are not limited to: multiple of earnings, multiple of book value, discount from value of a similar freely-traded security, purchase price, private transaction in the security or related securities, the nature and duration of restrictions on disposition of the security and a combination of these and other factors.

The Trust has established a Pricing Committee, composed of officers and employees of Weitz Investment Management, Inc., to supervise the daily valuation process. The Board of Trustees has also established a Valuation Committee, composed of the independent Trustees, to oversee the Pricing Committee and the valuation process. The Pricing Committee provides oversight of the approved procedures, evaluates the effectiveness of the pricing policies and reports to the Valuation Committee of the Board of Trustees. When determining the reliability of third party pricing information, the Pricing Committee, among other things, monitors the daily change in prices and reviews transactions among market participants.
(b) Option Transactions
The Funds, except for the Ultra Short Government Fund, may purchase put or call options. When a Fund purchases an option, an amount equal to the premium paid is recorded as an asset and is subsequently marked-to-market daily. Premiums paid for purchasing options that expire unexercised are recognized on the expiration date as realized losses. If an option is exercised, the premium paid is subtracted from the proceeds of the sale or added to the cost of the purchase to determine whether a Fund has realized a gain or loss on the related investment transaction. When a Fund enters into a closing transaction, a Fund realizes a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium paid.
The Funds, except for the Ultra Short Government Fund, may write put or call options. When a Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market daily. Premiums received for writing options that expire unexercised are recognized on the expiration date as realized gains. If an option is exercised, the premium received is subtracted from the cost of the purchase or added to the proceeds of the sale to determine whether a Fund has realized a gain or loss on the related investment transaction. When a Fund enters into a closing transaction, a Fund realizes a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium received.
54	Q1 2018 ANNUAL REPORT

The Funds attempt to limit market risk and enhance their income by writing (selling) covered call options. The risk in writing a covered call option is that a Fund gives up the opportunity of profit if the market price of the financial instrument increases. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a put option is that a Fund is obligated to purchase the financial instrument underlying the option at prices which may be significantly different than the current market price.
(c) Securities Sold Short
The Funds, except for the Ultra Short Government Fund, may engage in selling securities short, which obligates a Fund to replace a security borrowed by purchasing the same security at the current market value. A Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund realizes a gain if the price of the security declines between those dates.
(d) Federal Income Taxes
It is the policy of each Fund to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders; therefore, no provision for income or excise taxes is required.
Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Funds.
The Funds have reviewed their tax positions taken on federal income tax returns, for each of the three open tax years and as of March 31, 2018, and have determined that no provisions for income taxes are required in the Funds’ financial statements.
The following permanent differences between net asset components for financial reporting and tax purposes were reclassified at the end of the fiscal year (in U.S. dollars):

							Short-
		Partners	Partners III			Core Plus	Duration	Ultra Short
	Value	Value	Opportunity	Hickory	Balanced	Income	Income	Government
Paid-in capital	(558,395)	(2,858,076)	(7,177,633)	(1,506,853)	—	—	—	—
Accumulated undistributed net investment income	3,479,715	2,956,418	7,177,633	1,506,853	2,214	3,558	142,199	1,610
Accumulated net realized gain (loss)	(2,921,320)	(98,342)	—	—	(2,214)	(3,558)	(142,199)	(1,610)

The differences are primarily due to net operating losses, principal paydown adjustments and distribution re-designations. These reclassifications have no impact on the net asset value of the Funds.
(e) Securities Transactions
Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains or losses are determined by specifically identifying the security sold.
Income dividends less foreign tax withholding (if any), dividends on short positions and distributions to shareholders are recorded on the ex-dividend date. Interest, including amortization of discount or premium, is accrued as earned.
(f) Dividend Policy
The Funds declare and distribute income dividends and capital gains distributions as may be required to qualify as a regulated investment company under the Internal Revenue Code.
Generally, the Core Plus Income, Short Duration Income and Nebraska Tax-Free Income Funds pay income dividends on a quarterly basis. The Ultra Short Government Fund declares dividends daily and pays dividends monthly. All dividends and distributions are reinvested automatically, unless the shareholder elects otherwise.
(g) Other
Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust are prorated to each Fund on the basis of relative net assets or another appropriate basis. Income, realized and unrealized gains and losses and expenses (other than class specific expenses) are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as transfer agent fees and registration fees.
(h) Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3) Fund Share Transactions

	Year ended March 31, 2018		Year ended March 31, 2017
	Shares	$ Amount	Shares	$ Amount
Value - Investor Class
Sales	245,819	10,559,055	291,928	11,556,078
Redemptions	(2,904,810)	(124,648,038)	(4,355,399)	(172,457,273)
Reinvestment of distributions	992,054	41,706,712	—	—
Net increase (decrease)	(1,666,937)	(72,382,271)	(4,063,471)	(160,901,195)

55  | Q1 2018 ANNUAL REPORT

	Year ended March 31, 2018		Year ended March 31, 2017
	Shares	$ Amount	Shares	$ Amount
Value - Institutional Class
Sales	370,081	15,871,158	511,911	20,334,221
Redemptions	(397,304)	(17,225,992)	(991,618)	(39,311,819)
Reinvestment of distributions	303,459	12,847,282	—	—
Net increase (decrease)	276,236	11,492,448	(479,707)	(18,977,598)

Partners Value - Investor Class
Sales	196,491	6,186,772	517,644	14,678,569
Redemptions	(3,919,027)	(123,923,405)	(5,759,984)	(165,366,178)
Reinvestment of distributions	246,710	7,776,293	—	—
Net increase (decrease)	(3,475,826)	(109,960,340)	(5,242,340)	(150,687,609)

Partners Value - Institutional Class
Sales	825,840	26,291,070	764,351	22,103,089
Redemptions	(522,436)	(16,636,524)	(1,462,950)	(42,128,475)
Reinvestment of distributions	176,269	5,601,822	—	—
Net increase (decrease)	479,673	15,256,368	(698,599)	(20,025,386)

Partners III Opportunity - Investor Class
Sales	547,742	7,949,833	254,763	3,612,738
Redemptions	(834,808)	(12,091,006)	(934,863)	(13,019,132)
Reinvestment of distributions	86,582	1,231,667	33,751	442,138
Net increase (decrease)	(200,484)	(2,909,506)	(646,349)	(8,964,256)

Partners III Opportunity - Institutional Class
Sales	3,547,724	52,545,124	2,163,035	30,625,453
Redemptions	(6,330,477)	(93,950,423)	(7,441,377)	(105,581,643)
Reinvestment of distributions	1,725,691	25,184,843	642,482	8,570,703
Net increase (decrease)	(1,057,062)	(16,220,456)	(4,635,860)	(66,385,487)

Hickory
Sales	193,055	10,396,158	345,905	17,104,540
Redemptions	(808,482)	(43,866,640)	(1,480,422)	(73,689,447)
Reinvestment of distributions	188,188	9,873,953	—	—
Net increase (decrease)	(427,239)	(23,596,529)	(1,134,517)	(56,584,907)

Balanced
Sales	486,654	6,915,990	519,358	6,983,613
Redemptions	(742,365)	(10,508,805)	(541,433)	(7,240,890)
Reinvestment of distributions	177,478	2,491,218	273,687	3,595,694
Net increase (decrease)	(78,233)	(1,101,597)	251,612	3,338,417

Core Plus Income - Investor Class
Sales	239,325	2,451,341	215,852	2,237,465
Redemptions	(169,645)	(1,735,968)	(71,653)	(740,518)
Reinvestment of distributions	13,301	136,187	19,715	202,466
Net increase (decrease)	82,981	851,560	163,914	1,699,413

Core Plus Income - Institutional Class
Sales	1,157,490	11,888,041	942,669	9,672,988
Redemptions	(399,693)	(4,079,800)	(159,680)	(1,653,260)
Reinvestment of distributions	69,788	713,832	60,581	622,757
Net increase (decrease)	827,585	8,522,073	843,570	8,642,485

56	Q1 2018 ANNUAL REPORT

	Year ended March 31, 2018		Year ended March 31, 2017
	Shares	$ Amount	Shares	$ Amount
Short Duration Income - Investor Class
Sales	4,946,676	60,560,427	2,822,978	34,888,898
Redemptions	(3,475,321)	(42,556,897)	(3,471,878)	(42,885,336)
Reinvestment of distributions	167,243	2,039,632	157,370	1,938,699
Net increase (decrease)	1,638,598	20,043,162	(491,530)	(6,057,739)

Short Duration Income - Institutional Class
Sales	18,905,284	232,351,392	17,806,912	220,538,916
Redemptions	(26,428,380)	(324,179,104)	(24,062,586)	(298,094,938)
Reinvestment of distributions	1,804,816	22,063,002	2,138,070	26,391,122
Net increase (decrease)	(5,718,280)	(69,764,710)	(4,117,604)	(51,164,900)

Ultra Short Government
Sales	4,617,178	46,164,098	34,767,394	43,614,815
Redemptions	(4,086,722)	(40,860,827)	(36,558,503)	(52,456,235)
1-for-10 reverse split	—	—	(95,199,960)	—
Reinvestment of distributions	83,219	832,075	108,757	217,784
Net increase (decrease)	613,675	6,135,346	(96,882,312)	(8,623,636)

Nebraska Tax-Free Income
Sales	223,108	2,206,241	636,946	6,414,061
Redemptions	(634,561)	(6,283,254)	(717,977)	(7,214,586)
Reinvestment of distributions	54,910	544,622	103,506	1,034,118
Net increase (decrease)	(356,543)	(3,532,391)	22,475	233,593

4) Related Party Transactions
Each Fund has retained Weitz Investment Management, Inc. (the “Adviser”) as its investment adviser. In addition, the Trust has an agreement with Weitz Securities, Inc. (the “Distributor”), a company under common control with the Adviser, to act as distributor for shares of the Trust. Certain officers of the Trust are also officers and directors of the Adviser and the Distributor.
Under the terms of management and investment advisory agreements, the Adviser is paid a monthly fee based on average daily net assets. The annual investment advisory fee schedule for each of the Weitz Equity Funds is as follows:
Value and Partners Value Funds:

Greater Than	Less Than or Equal To	Rate
$0	$1,000,000,000	0.90%
1,000,000,000	2,000,000,000	0.85%
2,000,000,000	3,000,000,000	0.80%
3,000,000,000	5,000,000,000	0.75%
5,000,000,000		0.70%

Partners III Opportunity Fund:

Greater Than	Less Than or Equal To	Rate
$0	$1,000,000,000	1.00%
1,000,000,000	2,000,000,000	0.95%
2,000,000,000	3,000,000,000	0.90%
3,000,000,000	5,000,000,000	0.85%
5,000,000,000		0.80%

Hickory Fund:

Greater Than	Less Than or Equal To	Rate
$0	$2,500,000,000	1.00%
2,500,000,000	5,000,000,000	0.90%
5,000,000,000		0.80%

The Balanced Fund pays the Adviser, on a monthly basis, an annual advisory fee equal to 0.70% of the Fund’s average daily net assets.
The Core Plus Income, Short Duration Income and Nebraska Tax-Free Income Funds each pay the Adviser, on a monthly basis, an annual advisory fee equal to 0.40% of the respective Fund’s average daily net assets.
The Ultra Short Government Fund pays the Adviser, on a monthly basis, an annual advisory fee equal to 0.30% of the Fund’s average daily net assets (effective December 16, 2016). Prior to December 16, 2016, the Ultra Short Government Fund paid an annual advisory fee equal to 0.40%.
The Adviser also provides administrative services, including shareholder administrative services, to each Fund pursuant to agreements which provide that the Funds will pay the Adviser a monthly fee based on the average daily net assets of each respective Fund and/or a fee per account, plus third party expenses directly related to providing such services.
The Adviser has agreed in writing to reimburse the Balanced and Ultra Short Government Funds (through July 31, 2018) or to pay directly a portion of the Funds’ expenses to the extent that total expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 0.95% and 0.20%, respectively, of each Fund’s average daily net assets. The expenses reimbursed by the Adviser for the Balanced and Ultra Short Government Funds for the year ended March 31, 2018, were $59,749 and $405,594, respectively.
Through July 31, 2018, the Adviser has agreed in writing to reimburse the Value and Partners Value Funds or to pay directly a portion of each Fund’s expenses to the extent that each Class’ total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 1.30% and 0.99% of the Investor and Institutional Class shares’ average daily net assets, respectively.
Through July 31, 2018, the Adviser has agreed in writing to reimburse the Core Plus Income Fund or to pay directly a portion of the Fund’s expenses to the extent that each Class’ total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 0.60% and 0.40% of the Investor and Institutional Class shares’ average daily net assets, respectively.
Through July 31, 2018, the Adviser has agreed in writing to reimburse the Short Duration Income Fund or to pay directly a portion of the Fund’s expenses to the extent that each Class’ total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees
57  | Q1 2018 ANNUAL REPORT

and expenses and extraordinary expenses) exceed 0.68% and 0.48% of the Investor and Institutional Class shares’ average daily net assets, respectively.
The expenses reimbursed by the Adviser for the Value, Partners Value, Core Plus Income and Short Duration Income Funds for the year ended March 31, 2018, were $0; $0; $74,806 and $239,230 for the Investor
Class shares and $194,658; $249,113; $214,563 and $1,512,703 for the Institutional Class shares, respectively.
As of March 31, 2018, the controlling shareholder of the Adviser held shares totaling approximately 33%, 21%, 38%, 43%, 15% and 67% of the Partners III Opportunity, Hickory, Balanced, Core Plus Income, Ultra Short Government and Nebraska Tax-Free Income Funds, respectively.
(5) Distributions to Shareholders and Distributable Earnings
The tax character of distributions paid by the Funds are summarized as follows (in U.S. dollars):

	Year ended March 31,		Year ended March 31,		Year ended March 31,		Year ended March 31,
Distributions paid from:	2018	2017	2018	2017	2018	2017	2018	2017
	Value		Partners Value		Partners III Opportunity		Hickory
Ordinary income	—	—	—	—	—	—	154,488	—
Long-term capital gains	57,363,750	—	15,702,380	—	30,230,157	9,485,368	12,675,974	—
Total distributions	57,363,750	—	15,702,380	—	30,230,157	9,485,368	12,830,462	—

	Balanced		Core Plus Income		Short Duration Income		Ultra Short Government
Ordinary income	832,062	1,222,313	924,524	757,672	24,670,337	27,843,194	940,684	262,146
Long-term capital gains	2,471,865	2,414,964	87,838	69,635	—	1,056,284	—	—
Return of capital	—	—	—	—	—	217,545	—	—
Total distributions	3,303,927	3,637,277	1,012,362	827,307	24,670,337	29,117,023	940,684	262,146

	Nebraska Tax-Free Income
Ordinary income	26,345	12,551
Tax-exempt income	792,349	1,046,530
Total distributions	818,694	1,059,081

As of March 31, 2018, the components of distributable earnings on a tax basis were as follows (in U.S. dollars):

			Partners III
	Value	Partners Value	Opportunity	Hickory	Balanced
Undistributed ordinary income	—	—	—	—	480,952
Qualified late year ordinary loss deferral	(737,540)	(371,208)	(910,390)	(224,897)	—
Undistributed long-term gains	35,193,730	15,602,326	39,383,723	11,700,708	5,419,708
Net unrealized appreciation (depreciation)	270,337,861	230,234,824	198,125,491	80,019,916	15,583,851
	304,794,051	245,465,942	236,598,824	91,495,727	21,484,511

		Short Duration	Ultra Short	Nebraska Tax-Free
	Core Plus Income	Income	Government	Income
Undistributed ordinary income	30,606	550,610	11,124	—
Undistributed tax-exempt income	—	—	—	45,860
Capital loss carryforwards	—	(3,306,875)	(586)	(73,266)
Post October capital loss deferral	(26,148)	—	(1,421)	—
Net unrealized appreciation (depreciation)	(383,059)	(1,439,267)	(38,034)	(554,968)
	(378,601)	(4,195,532)	(28,917)	(582,374)

The Value, Partners Value, Partners III Opportunity and Hickory Funds elected to defer ordinary losses arising after December 31, 2017. Such losses are treated for tax purposes as arising on April 1, 2018.
The Core Plus Income and Ultra Short Government Funds elected to defer realized capital losses arising after October 31, 2017. Such losses are treated for tax purposes as arising on April 1, 2018.
Capital loss carryforwards represent tax basis capital losses that may be carried over to offset future realized capital gains, if any. To the extent that carryforwards are used, no capital gains distributions will be made. During the fiscal year, the Funds utilized capital loss carryforwards to offset realized capital gains. The character and utilization of the carryforwards are as follows (in U.S. dollars):

		Short Duration	Ultra Short	Nebraska Tax-Free
	Partners Value	Income	Government	Income
Short term (no expiration)	—	(699,164)	(586)	—
Long term (no expiration)	—	(2,607,711)	—	(73,266)
Capital loss carryforwards utilized	3,026,723	—	—	—

58	Q1 2018 ANNUAL REPORT

At March 31, 2018, the cost of investments for Federal income tax purposes is summarized as follows (in U.S. dollars):

							Short		Nebraska
		Partners	Partners III			Core Plus	Duration	Ultra Short	Tax-Free
	Value	Value	Opportunity	Hickory	Balanced	Income	Income	Government	Income
Tax Cost	516,078,472	433,495,238	392,702,703	162,866,166	106,194,307	39,324,927	1,128,835,611	103,314,277	58,630,010

At March 31, 2018, the aggregate gross unrealized appreciation and depreciation of investments, based on cost for Federal income tax purposes, are summarized as follows (in U.S. dollars):

							Short		Nebraska
		Partners	Partners III			Core Plus	Duration	Ultra Short	Tax-Free
	Value	Value	Opportunity	Hickory	Balanced	Income	Income	Government	Income
Appreciation	285,251,434	247,641,061	256,412,324	82,902,505	17,280,033	192,471	8,777,246	504	231,035
Depreciation	(14,913,573)	(17,406,237)	(58,286,833)	(2,882,589)	(1,696,182)	(575,530)	(10,216,513)	(38,538)	(786,003)
Net	270,337,861	230,234,824	198,125,491	80,019,916	15,583,851	(383,059)	(1,439,267)	(38,034)	(554,968)

(6) Securities Transactions
Purchases and proceeds from maturities or sales of investment securities of the Funds for the year ended March 31, 2018, excluding short-term securities and U.S. government obligations, are summarized as follows (in U.S. dollars):

							Short		Nebraska
		Partners	Partners III			Core Plus	Duration	Ultra Short	Tax-Free
	Value	Value	Opportunity	Hickory	Balanced	Income	Income	Government	Income
Purchases	102,911,701	68,900,675	189,475,811	40,864,012	32,921,711	20,606,003	265,715,851	7,765,883	13,805,148
Proceeds	175,902,788	141,202,275	204,053,605	72,449,922	26,481,784	10,250,214	312,204,215	5,792,421	15,090,000

(a) Illiquid and Restricted Securities
The Funds own certain securities that have a limited trading market and/or certain restrictions on trading and therefore may be illiquid and/or restricted. Such securities have been valued at fair value in accordance with the procedures described in Note (2)(a). Because of the inherent uncertainty of valuation, these values may differ from the values that would have been used had a ready market for these securities existed and these differences could be material. Illiquid and/or restricted securities owned at March 31, 2018, include the following:

Acquisition		Partners III
Date		Opportunity	Hickory
Intelligent Systems Corp.	12/03/91	$2,899,379	$—
LICT Corp.	9/09/96	—	2,228,509
Total cost of illiquid and/or restricted securities		2,899,379	2,228,509
Value at March 31, 2018		11,599,700	12,763,500
Percent of net assets at March 31, 2018		1.8%	5.3%

(b) Options Written
The locations in the Statements of Assets and Liabilities as of March 31, 2018, of the Funds’ derivative positions, none of which are designated as hedging instruments are as follows (in U.S. dollars):

					Average	Gross
			Fair Value of		Month-End	Notional
				Liability	Notional	Amount
Fund	Type of Derivative	Location	Asset Derivatives	Derivatives	Amount	Outstanding
Partners III Opportunity	Call options written	Options written, at value	—	(50,000)	2,016,667	5,500,000
Short Duration Income	Call options written	Options written, at value	—	—	250,000	—

59  | Q1 2018 ANNUAL REPORT

Transactions in derivative instruments during the year ended March 31, 2018, are recorded in the following locations in the Statements of Operations (in U.S. dollars):

					Change in
			Realized		Unrealized
Fund	Type of Derivative	Location	Gain (Loss)	Location	Gain (Loss)
				Net unrealized appreciation
Partners III Opportunity	Call options written	Net realized gain (loss) - options written	107,656	(depreciation) - options written	265,185
				Net unrealized appreciation
Short Duration Income	Call options written	Net realized gain (loss) - options written	114,997	(depreciation) - options written	70,003

(7) Affiliated Issuers
Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which a Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of each Fund’s holdings in the securities of such issuers is set forth below:

	Number of			Number of				Change in
	Shares Held	Gross	Gross	Shares Held	Value	Dividend	Realized	Unrealized
	March 31, 2017	Additions	Reductions	March 31, 2018	March 31, 2018	Income	Gain (Loss)	Gain (Loss)
Partners III Opportunity:
Intelligent Systems Corp.†	2,270,000	—	—	2,270,000	$11,599,700	$ —	$ —	$1,191,750

† Controlled affiliate in which the Fund owns 25% or more of the outstanding voting securities.
(8) Contingencies
Each Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to each of the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.
(9) Financial Instruments With Off-Balance Sheet Risks
Option contracts written and securities sold short result in off-balance sheet risk as the Fund’s ultimate obligation to satisfy the terms of the contract or the sale of securities sold short may exceed the amount recognized in the Statements of Assets and Liabilities.
The Funds are required to maintain collateral in a segregated account to provide adequate margin as determined by the broker.
(10) Margin Borrowing Agreement
The Partners III Opportunity Fund has a margin account with its prime broker, Bank of America Merrill Lynch, under which the Fund may borrow against the value of its securities, subject to regulatory limitations. Interest accrues at the federal funds rate plus 0.625% (2.305% at March 31, 2018). Interest is accrued daily and paid monthly. The Partners III Opportunity Fund held a cash balance of $207,760,767, with the broker at March 31, 2018.
The Partners III Opportunity Fund is exposed to credit risk from its prime broker who effects transactions and extends credit pursuant to a prime brokerage agreement. The Adviser attempts to minimize the credit risk by monitoring credit exposure and the creditworthiness of the prime broker.
(11) Concentration of Credit Risk
Approximately 87% of the Nebraska Tax-Free Income Fund’s net assets are in obligations of political subdivisions of the State of Nebraska, which are subject to the credit risk associated with the non-performance of such issuers.
(12) Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:
•	Level 1 – quoted prices in active markets for identical securities;
•	Level 2 – other significant observable inputs (including quoted prices for similar securities);
•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.
•
Equity securities. Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.
Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are categorized in Level 2.

•
Corporate and Municipal bonds. The fair values of corporate and municipal bonds are estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads and fundamental data relating to the issuer. Although most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

•
Asset-backed securities. The fair values of asset-backed securities (including non-government agency mortgage- backed securities and interest-only securities) are generally estimated based on models that consider the estimated cash flows of each tranche of the entity, a benchmark yield and an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.
Certain securities are valued principally using dealer quotations. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

60	Q1 2018 ANNUAL REPORT

• U.S. Government securities. U.S. Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued principally using dealer quotations. U.S. Government securities are categorized in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.
•
U.S. agency securities. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. Government securities. Mortgage-backed securities include collateralized mortgage obligations, to-be-announced (TBA) securities and mortgage pass-through certificates. Mortgage-backed securities are generally valued using dealer quotations. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

•
Restricted and/or illiquid securities. Restricted and/or illiquid securities for which quotations are not readily available are valued in accordance with procedures approved by the Trust’s Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

•
Derivative instruments. Listed derivatives, such as the Funds’ equity option contracts, that are valued based on closing prices from the exchange or the mean of the closing bid and ask prices are generally categorized in Level 1 of the fair value hierarchy.

The following is a summary of inputs used, in U.S. dollars, as of March 31, 2018, in valuing the Funds’ assets and liabilities carried at fair value. The Schedule of Investments for each Fund provides a detailed breakdown of each category.

Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks	685,987,843	—	—	685,987,843
Cash Equivalents	100,428,490	—	—	100,428,490

Total
Investments in
Securities	786,416,333	—	—	786,416,333

Partners Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks	563,563,801	—	—	563,563,801
Cash Equivalents	100,166,261	—	—	100,166,261

Total
Investments in
Securities	663,730,062	—	—	663,730,062

Partners III Opportunity
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks
Information
Technology	137,107,030	11,599,700	—	148,706,730
Other	437,047,009	—	—	437,047,009
Cash Equivalents	50,099,077	—	—	50,099,077

Total
Investments in
Securities	624,253,116	11,599,700	—	635,852,816

Liabilities:
Securities
Sold Short	(187,620,500)	—	—	(187,620,500)
Options Written	(50,000)	—	—	(50,000)

Hickory
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks
Telecommunication
Services	—	12,763,500	—	12,763,500
Other	179,780,805	—	—	179,780,805
Cash Equivalents	50,341,777	—	—	50,341,777

Total
Investments in
Securities	230,122,582	12,763,500	—	242,886,082

Balanced
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks	54,270,678	—	—	54,270,678
Corporate Bonds	—	27,556,679	—	27,556,679
Corporate
Convertible
Bonds	—	1,010,000	—	1,010,000
Asset-Backed
Securities	—	252,040	—	252,040
Mortgage-
Backed Securities	—	3,048,503	—	3,048,503
U.S. Treasury	—	32,452,329	—	32,452,329
Cash Equivalents	3,187,929	—	—	3,187,929

Total
Investments in
Securities	57,458,607	64,319,551	—	121,778,158

61  | Q1 2018 ANNUAL REPORT

Core Plus Income
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Corporate Bonds	—	11,033,321	—	11,033,321
Corporate
Convertible
Bonds	—	969,005	—	969,005
Asset-Backed
Securities	—	10,445,086	—	10,445,086
Commercial
Mortgage-
Backed Securities	—	1,227,400	—	1,227,400
Mortgage-
Backed Securities	—	1,684,232	—	1,684,232
Taxable
Municipal Bonds	—	420,264	—	420,264
U.S. Treasury	—	12,785,761	—	12,785,761
Common Stocks	352,409	—	—	352,409
Cash Equivalents	24,390	—	—	24,390

Total
Investments in
Securities	376,799	38,565,069	—	38,941,868

Short Duration Income
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Corporate Bonds	—	435,443,975	—	435,443,975
Corporate
Convertible
Bonds	—	61,747,120	—	61,747,120
Asset-Backed
Securities	—	105,088,659	—	105,088,659
Commercial
Mortgage-
Backed Securities	—	9,537,416	—	9,537,416
Mortgage-
Backed Securities	—	183,228,810	—	183,228,810
Taxable
Municipal Bonds	—	4,604,879	—	4,604,879
U.S. Treasury	—	301,146,983	—	301,146,983
Common Stocks	8,431,150	—	—	8,431,150
Cash Equivalents	18,167,352	—	—	18,167,352

Total
Investments in
Securities	26,598,502	1,100,797,842	—	1,127,396,344

Ultra Short Government
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Corporate Bonds	—	18,469,943	—	18,469,943
Asset-Backed
Securities	—	1,971,875	—	1,971,875
U.S. Treasury	—	81,619,695	—	81,619,695
Cash Equivalents	1,214,730	—	—	1,214,730

Total
Investments
in Securities	1,214,730	102,061,513	—	103,276,243

Nebraska Tax-Free Income
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Municipal Bonds	—	55,028,642	—	55,028,642
Cash Equivalents	3,046,400	—	—	3,046,400

Total
Investments in
Securities	3,046,400	55,028,642	—	58,075,042

For transfers between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the transfer. During the year ended March 31, 2018, there were no transfers between Level 1, Level 2 and Level 3.
During the year ended March 31, 2018, there were no assets in which significant unobservable inputs (Level 3) were used.
(13) Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no additional subsequent events requiring recognition or disclosure in the financial statements.
62	Q1 2018 ANNUAL REPORT

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63  | Q1 2018 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Trustees of The Weitz Funds
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of The Weitz Funds (the “Trust”) (comprising Value Fund, Partners Value Fund, Partners III Opportunity Fund, Hickory Fund, Balanced Fund, Core Plus Income Fund, Short Duration Income Fund, Ultra Short Government Fund, and Nebraska Tax-Free Income Fund (collectively referred to as the “Funds”)), including the schedules of investments, as of March 31, 2018, and the related statements of operations, cash flows (as applicable), changes in net assets and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising The Weitz Funds at March 31, 2018, the results of their operations, cash flows (as applicable), changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Statements of changes in
Funds comprising The Weitz Funds	Statement of operations	net assets	Statement of cash flows	Financial Highlights

Value Fund	For the year ended	For each of the two years in the	N/A	For each of the five years in the
Partners Value Fund	March 31, 2018	period ended March 31, 2018		period ended March 31, 2018
Hickory Fund
Balanced Fund
Short Duration Income Fund
Ultra Short Government Fund
Nebraska Tax-Free Income Fund

Core Plus Income Fund	For the year ended	For each of the two years in the	N/A	For each of the three years in the
	March 31, 2018	period ended March 31, 2018		period ended March 31, 2018
and the period from July 31, 2014
(commencement of operations)
through March 31, 2015

Partners III Opportunity Fund	For the year ended	For each of the two years in the	For the year ended	For each of the five years in the
	March 31, 2018	period ended March 31, 2018	March 31, 2018	period ended March 31, 2018

Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of The Weitz Funds investment companies since 2004.
Cincinnati, Ohio
May 15, 2018

64	Q1 2018 ANNUAL REPORT

ACTUAL AND HYPOTHETICAL EXPENSES FOR COMPARISON PURPOSES
Example
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including any transaction fees that you may be charged if you purchase or redeem your Fund shares through certain financial institutions; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2017 through March 31, 2018.
Actual Expenses
The first line for each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid from 10/01/17 – 3/31/18” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a specific Weitz Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs charged by certain financial institutions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if you incurred transactional fees, your costs would have been higher. Actual and hypothetical expenses for each Fund are provided in this table.

		Beginning Account	Ending Account	Annualized	Expenses Paid from
		Value 10/01/17	Value 3/31/18	Expense Ratio	10/01/17-3/31/18(1)
	Actual	$ 1,000.00	$ 1,036.20	1.22%	$ 6.19
Value - Investor Class	Hypothetical(2)	1,000.00	1,018.90	1.22	6.14
	Actual	1,000.00	1,037.12	0.99	5.03
Value - Institutional Class	Hypothetical(2)	1,000.00	1,020.05	0.99	4.99
	Actual	1,000.00	1,013.13	1.26	6.32
Partners Value - Investor Class	Hypothetical(2)	1,000.00	1,018.70	1.26	6.34
	Actual	1,000.00	1,014.62	0.99	4.97
Partners Value - Institutional Class	Hypothetical(2)	1,000.00	1,020.05	0.99	4.99
	Actual	1,000.00	990.81	2.15	10.67
Partners III Opportunity - Investor Class	Hypothetical(2)	1,000.00	1,014.25	2.15	10.80
	Actual	1,000.00	993.73	1.60	7.95
Partners III Opportunity - Institutional Class	Hypothetical(2)	1,000.00	1,017.00	1.60	8.05
	Actual	1,000.00	969.41	1.25	6.14
Hickory	Hypothetical(2)	1,000.00	1,018.75	1.25	6.29
	Actual	1,000.00	1,018.90	0.95	4.78
Balanced	Hypothetical(2)	1,000.00	1,020.25	0.95	4.78
	Actual	1,000.00	995.58	0.60	2.99
Core Plus Income - Investor Class	Hypothetical(2)	1,000.00	1,022.00	0.60	3.02
	Actual	1,000.00	996.56	0.40	1.99
Core Plus Income - Institutional Class	Hypothetical(2)	1,000.00	1,023.00	0.40	2.02
	Actual	1,000.00	995.18	0.68	3.38
Short Duration Income - Investor Class	Hypothetical(2)	1,000.00	1,021.60	0.68	3.43
	Actual	1,000.00	996.17	0.48	2.39
Short Duration Income - Institutional Class	Hypothetical(2)	1,000.00	1,022.60	0.48	2.42
	Actual	1,000.00	1,005.43	0.20	1.00
Ultra Short Government	Hypothetical(2)	1,000.00	1,024.00	0.20	1.01
	Actual	1,000.00	989.31	0.86	4.27
Nebraska Tax-Free Income	Hypothetical(2)	1,000.00	1,020.70	0.86	4.33

(1)
Expenses are equal to the annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182/365).

(2)	Assumes 5% total return before expenses.

65  | Q1 2018 ANNUAL REPORT

OTHER INFORMATION
Proxy Voting Policy
A description of the Funds’ proxy voting policies and procedures is available without charge, upon request by (i) calling 800-304-9745, (ii) on the Funds’ website at weitzinvestments.com; and (iii) on the SEC’s website at sec.gov.
Information on how each of the Funds voted proxies relating to portfolio securities during each twelve month period ended June 30 is available: (i) on the Funds’ website at weitzinvestments.com and (ii) on the SEC’s website at sec.gov.
Form N-Q
The Funds file complete schedules of their portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330. A list of the Funds’ quarter-end holdings is available on the Funds’ website at weitzinvestments.com within 15 days after the end of each quarter and remains available on the website until the list is updated in the subsequent quarter.
Tax Information
Of the distributions paid during the fiscal year, the amounts that may be considered qualified dividend income and for corporate shareholders, the amounts that may qualify for the corporate dividends received deduction, are summarized as follows (in U.S. dollars):

	Hickory	Balanced
Qualified dividend income	154,488	575,827
Corporate dividends received deduction	154,488	575,827

The information and distributions reported herein may differ from the information and distributions reported to shareholders for the calendar year ended December 31, 2017, which was reported in conjunction with your 2017 Form 1099-DIV.
66	Q1 2018 ANNUAL REPORT

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67  | Q1 2018 ANNUAL REPORT

INFORMATION ABOUT THE TRUSTEES AND OFFICERS
The individuals listed below serve as Trustees or Officers of the Trust. Each Trustee of the Weitz Funds serves until a successor is elected and qualified or until resignation. Each Officer of the Weitz Funds is elected annually by the Trustees.
The address of all Officers and Trustees is 1125 South 103rd Street, Suite 200, Omaha, Nebraska 68124.
Interested Trustees*
Wallace R. Weitz (Age: 68)
Position(s) Held with Trust: President; Portfolio Manager; Trustee
Length of Service (Beginning Date): 1986
Principal Occupation(s) During Past 5 Years: President, Weitz Funds; Chairman of the Board and Co-Chief Investment Officer, President (1983 to 2014), Weitz Investment Management, Inc.
Number of Portfolios Overseen in Fund Complex: 9
Other Directorships During Past 5 Years: Cable One, Inc. (2015 to Present)

Thomas R. Pansing (Age: 72)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): 1986
Principal Occupation(s) During Past 5 Years: Partner, Pansing Hogan Ernst & Bachman LLP, a law firm
Number of Portfolios Overseen in Fund Complex: 9
Other Directorships During Past 5 Years: N/A

*  Mr. Weitz is a Director and Officer of Weitz Investment Management, Inc., investment adviser to the Weitz Funds, and as such is considered an “ interested person” of the Trust, as that term is defined in the Investment Company Act of 1940 (an “Interested Trustee”). Mr. Pansing performs certain legal services for the investment adviser and the Weitz Funds and, therefore, is also classified as an “Interested Trustee.”

Independent Trustees
Lorraine Chang (Age: 67)
Position(s) Held with Trust: Trustee; Chair, Board of Trustees
Length of Service (Beginning Date): 1997
Principal Occupation(s) During Past 5 Years: Independent Management Consultant
Number of Portfolios Overseen in Fund Complex: 9
Other Directorships During Past 5 Years: N/A

John W. Hancock (Age: 70)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): 1986
Principal Occupation(s) During Past 5 Years: CPA, Hancock & Dana, PC, an accounting firm
Number of Portfolios Overseen in Fund Complex: 9
Other Directorships During Past 5 Years: N/A

Roland J. Santoni (Age: 76)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): 2004
Principal Occupation(s) During Past 5 Years: Managing Director (2010 to Present), Gary and Mary West Foundation
Number of Portfolios Overseen in Fund Complex: 9
Other Directorships During Past 5 Years: N/A

Delmer L. Toebben (Age: 87)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): 1996
Principal Occupation(s) During Past 5 Years: Retired
Number of Portfolios Overseen in Fund Complex: 9
Other Directorships During Past 5 Years: N/A

Justin B. Wender (Age: 48)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): 2009
Principal Occupation(s) During Past 5 Years: Managing Partner, Stella Point Capital, LP, a private equity firm (2010 to Present)
Number of Portfolios Overseen in Fund Complex: 9
Other Directorships During Past 5 Years: N/A

68	Q1 2018 ANNUAL REPORT

Officers

Thomas D. Carney (Age: 54)
Position(s) Held with Trust: Vice President
Length of Service (Beginning Date): 2015
Principal Occupation(s) During Past 5 Years: Vice President, Weitz Funds (2015 to Present); Portfolio Manager, Weitz Investment Management, Inc. (1996 to Present)

John R. Detisch (Age: 53)
Position(s) Held with Trust: Vice President, General Counsel, Secretary and Chief Compliance Officer
Length of Service (Beginning Date): 2011
Principal Occupation(s) During Past 5 Years: Vice President, General Counsel, Secretary and Chief Compliance Officer, Weitz Funds; Vice President, General Counsel, Assistant Secretary and Chief Compliance Officer, Weitz Investment Management, Inc.

Bradley P. Hinton (Age: 50)
Position(s) Held with Trust: Vice President
Length of Service (Beginning Date): 2006
Principal Occupation(s) During Past 5 Years: Vice President, Weitz Funds; Co-Chief Investment Officer (2017 to Present), Director of Research (2004 to 2017), Vice President and Portfolio Manager, Weitz Investment Management, Inc.

Kenneth R. Stoll (Age: 56)
Position(s) Held with Trust: Vice President and Chief Financial Officer
Length of Service (Beginning Date): 2004
Principal Occupation(s) During Past 5 Years: Vice President and Chief Financial Officer, Weitz Funds; President and Chief Financial Officer (2015 to Present), Vice President and Chief Operating Officer (2004 to 2014), Weitz Investment Management, Inc.

Andrew S. Weitz (Age 38)
Position(s) Held with Trust: Vice President
Length of Service (Beginning Date): 2018
Principal Occupation(s) During Past 5 Years: Vice President, Weitz Funds (2018 to Present); Director of Equity Research (2017 to Present); Vice President (2017 to Present) and Portfolio Manager, Weitz Investment Management, Inc.

The Statement of Additional Information for the Weitz Funds, which can be obtained without charge by calling 800-304-9745, includes additional information about the Trustees and Officers of the Weitz Funds.
69  | Q1 2018 ANNUAL REPORT

INDEX DESCRIPTIONS

Russell 1000®	The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

Russell 1000® Value	The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S.
equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 3000®	The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Russell 3000® Value	The Russell 3000 Value Index measures the performance of the broad value segment of the U.S.
equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500TM	The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S.
equity universe, commonly referred to as “SMID” cap. The Russell 2500 Index is a subset of the
Russell 3000 Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2500TM Value	The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies that are considered more value oriented relative to the overall market as defined by Russell.

S&P 500®	The S&P 500 is an unmanaged index consisting of 500 companies generally representative of the market for the stocks of large-size U.S. companies.

Blended	The Blended Index blends the S&P 500 with the Bloomberg Barclays Intermediate U.S.
Government/Credit Index by weighting their total returns at 60% and 40%, respectively. The portfolio is rebalanced monthly.

Bloomberg Barclays	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the
U.S. Aggregate Bond	investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

Bloomberg Barclays	The Bloomberg Barclays 1-3 Year U.S. Aggregate Index is generally representative of the market for
1-3 Year U.S. Aggregate	investment grade, U.S. dollar denominated, fixed-rate taxable bonds with maturities from one to three years.

Bloomberg Barclays	The Bloomberg Barclays Intermediate U.S. Government/Credit Index (“BIGC”) is the non-
Intermediate U.S.	securitized portion of the U.S. Aggregate Index and includes Treasuries, government-related issues
Government/Credit	and corporates with maturities from one to ten years.

CPI + 1%	The CPI + 1% is created by adding 1% to the annual percentage change in the Consumer Price Index
(“CPI”) as determined by the U.S. Department of Labor Statistics. There can be no guarantee that the CPI will reflect the exact level of inflation at any time.

ICE BofAML US	The ICE BofAML US 6-Month Treasury Bill Index is an unmanaged index that is generally
6-Month Treasury Bill	representative of the market for U.S. Treasury Bills.

Bloomberg Barclays	The Bloomberg Barclays 5-Year Municipal Bond Index is a capitalization weighted bond index
5-Year Municipal Bond	created by Bloomberg Barclays intended to be representative of major municipal bonds of all quality ratings with an average maturity of approximately five years.

70	Q1 2018 ANNUAL REPORT

Board of Trustees	Distributor

Lorraine Chang	Weitz Securities, Inc.
John W. Hancock
Thomas R. Pansing, Jr.	Transfer Agent and Dividend Paying Agent
Roland J. Santoni
Delmer L. Toebben	Weitz Investment Management, Inc.
Wallace R. Weitz
Justin B. Wender	Sub-Transfer Agent

Investment Adviser	DST Asset Manager Solutions, Inc.
Weitz Investment Management, Inc.
1125 South 103rd Street, Suite 200	NASDAQ symbols:
Omaha, NE 68124-1071
(800) 304-9745	Value Fund
Investor Class - WVALX
Custodian	Institutional Class - WVAIX
Partners Value Fund
State Street Bank and Trust Company	Investor Class - WPVLX
Institutional Class - WPVIX
Officers	Partners III Opportunity Fund
Investor Class - WPOIX
Wallace R. Weitz, President	Institutional Class - WPOPX
Thomas D. Carney, Vice President	Hickory Fund - WEHIX
John R. Detisch, Vice President, General Counsel,	Balanced Fund - WBALX
Secretary & Chief Compliance Officer	Core Plus Income Fund
Bradley P. Hinton, Vice President	Investor Class - WCPNX
Kenneth R. Stoll, Vice President & Chief	Institutional Class - WCPBX
Financial Officer	Short Duration Income Fund
Andrew S. Weitz, Vice President	Investor Class - WSHNX
Institutional Class - WEFIX
Ultra Short Government Fund - SAFEX
Nebraska Tax-Free Income Fund - WNTFX

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An investor should consider carefully the investment objectives, risks, and charges and expenses of the Funds before investing. The Funds’ Prospectus contains this and other information about the Funds. The Prospectus should be read carefully before investing.
5/25/18
71  | Q1 2018 ANNUAL REPORT

Item 2. Code of Ethics.
As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”). During the period covered by this report, there were no amendments, nor did the Registrant grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.   The Code of Ethics is attached hereto as Exhibit 12(a)(1).
Item 3. Audit Committee Financial Expert.
The Registrant’s board of trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John Hancock is an “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees. Fees for audit services provided to the Registrant were $287,540 and $327,830 for fiscal years ended March 31, 2018 and 2017, respectively.

(b)
Audit Related Fees.  The aggregate fees billed in each of the last two fiscal years for audit related-services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item were $30,430 and $34,540 for fiscal years ended March 31, 2018 and 2017, respectively.  The fees, paid by Weitz Investment Management, Inc., the Registrant’s investment adviser and transfer agent, were payment for the principal accountant performing internal control reviews of the Registrant’s transfer agent and an additional consent for 3/31/17.

(c)	Tax Fees. Fees for tax services, which consisted of income and excise tax compliance services, were $49,780 and $48,330 for the fiscal years ended March 31, 2018 and 2017, respectively.

(d)	All Other Fees. Fees for all other services totaled $12,830 and $12,460 for fiscal years ended March 31, 2018 and 2017, respectively.

(e)
(1) The Registrant’s Audit Committee has adopted Pre-Approval Policies and Procedures.  The Audit Committee must pre-approve all audit services and non-audit services that the principal accountant provides to the Registrant.  The Audit Committee must also pre-approve any engagement of the principal accountant to provide non-audit services to the Registrant’s investment adviser, or any affiliate of the adviser that provides ongoing services to the Registrant, if such non-audit services directly impact the Registrant’s operations and financial reporting.
(2)  No services described in items (b) were pre-approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(c) of Regulation S-X.

(f)	All of the work in connection with the audit of the Registrant during the years ended March 31, 2018 and 2017 was performed by full-time employees of the Registrant’s principal accountant.

(g)
The aggregate fees billed by the principal accountant for non-audit services to the Registrant, the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $159,690 and $155,040 for the years ended March 31, 2018 and 2017, respectively.

(h)
The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal auditor’s independence.

Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
The Schedule of Investments in securities of unaffiliated issuers is included as part of the Report to Shareholders.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not applicable
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submissions of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this report on Form N-CSR (the "Report"), the Registrant's principal executive officer and financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.
Item 12. Exhibits
(a)(1) The Code of Ethics is attached hereto.
(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940 are attached hereto.
(a)(3) Not applicable.
(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Weitz Funds

By (Signature and Title)* /s/ Wallace R. Weitz
             Wallace R. Weitz, President
Date May 22, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Wallace R. Weitz
             Wallace R. Weitz, President
Date May 22, 2018

By (Signature and Title)* /s/ Kenneth R. Stoll
Kenneth R. Stoll, Chief Financial Officer
Date May 22, 2018

* Print the name and title of each signing officer under his or her signature.